Exhibit 10.1

Telecom Master Services Agreement

Between

T-MOBILE USA, INC.

and

Inteliquent, Inc.

dated

June 23, 2015

[* * *] The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

T-Mobile Confidential

1.	DEFINITIONS		2

	1.1	Certain Definitions.	2

	1.2	Other Terms.	2

2.	BACKGROUND AND OBJECTIVES		2

	2.1	Background and Objectives.	2

	2.2	Construction.	2

3.	AGREEMENT STRUCTURE, INTERPRETATION AND ENFORCEABILITY		3

	3.1	Agreement Structure.	3

	3.2	Interpretation of Documents.	3

	3.3	T-Mobile Parent and T-Mobile Affiliates.	4

	3.4	Parent Guaranty; Joint and Several Liability.	4

	3.5	Entire Agreement.	4

4.	SERVICES AND DELIVERABLES		4

	4.1	Provision of Services and Deliverables.	4

	4.2	Project Management.	6

	4.3	Provision of Services to Affiliates.	7

	4.4	New Services and Orders; Future SAs.	7

	4.5	Processing of Service Orders under Existing SAs.	8

	4.6	Acceptance of Services and Deliverables.	9

	4.7	Transition Services.	9

	4.8	Network Connectivity	13

	4.9	Governmental Approvals and Consents.	14

	4.10	Knowledge Sharing.	14

	4.11	Quality Control.	15

	4.12	Service Locations.	15

5.	TERM		16

	5.1	Term of the GTCs, SAs, and Orders.	16

	5.2	Extensions of Term.	16

	5.3	Termination by T-Mobile.	16

	5.4	Termination by Provider.	18

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	5.5	Cross-Termination.	18

	5.6	Return of Property.	18

	5.7	Fraud Prevention Assistance.	18

	5.8	Termination/Expiration Assistance.	18

6.	CHARGES		22

	6.1	General.	22

	6.2	Reimbursable Expenses.	22

	6.3	Taxes.	23

	6.4	Charges for New Services.	25

	6.5	Extraordinary Events	26

7.	INVOICING AND PAYMENT		26

	7.1	General.	26

	7.2	Invoicing.	26

	7.3	Payment Due.	27

	7.4	Accountability.	28

	7.5	Proration.	28

	7.6	Set-Off.	28

	7.7	Disputed Charges.	28

8.	MOST-FAVORED CUSTOMER; BENCHMARKING; CONTINUOUS IMPROVEMENT AND BEST PRACTICES		28

	8.1	Most-Favored Customer.	28

	8.2	Benchmarking.	29

	8.3	Continuous Improvement and Best Practices.	29

9.	SAFEGUARDING OF DATA; CONFIDENTIALITY		30

	9.1	T-Mobile Confidential Information and Personal Information.	30

	9.2	Safeguarding T-Mobile Confidential Information.	31

	9.3	Security Breaches.	33

	9.4	Confidentiality.	33

	9.5	Security of Cardholder Information.	35

10.	PERFORMANCE STANDARDS AND SERVICE LEVELS		36

	10.1	General.	36

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	10.2	Productivity Commitments.	36

	10.3	Service Level Reporting.	37

	10.4	Quarterly and Annual Reviews.	37

	10.5	Measurement and Monitoring Tools.	37

	10.6	Adjustment of Service Levels	37

	10.7	Root-Cause Analysis.	38

	10.8	Service Credits.	39

	10.9	Deliverable Credits.	39

	10.10	Performance Information.	39

11.	GOVERNANCE		40

	11.1	Governance Teams	40

	11.2	Use of Subcontractors.	40

	11.3	Service Change Procedures.	41

	11.4	Change in Laws.	43

	11.5	Procedures Manual	43

12.	AUDITS		44

	12.1	Audit Rights.	44

	12.2	Audit Follow-Up.	45

	12.3	Audit Procedure Development.	46

	12.4	Records Retention.	46

13.	PERSONNEL		46

	13.1	Key Provider Personnel.	46

	13.2	Services Personnel Qualifications.	47

	13.3	Services Personnel Verification and Additional Obligations.	48

	13.4	Maintaining Services Personnel Records.	50

	13.5	Transfer of T-Mobile Personnel	50

	13.6	Service Delivery Management	50

14.	SOFTWARE AND PROPRIETARY RIGHTS		51

	14.1	General.	51

	14.2	T-Mobile Software.	51

	14.3	Provider Software.	51

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	14.4	Existing Third Party Software.	52

	14.5	New Third Party Software.	53

	14.6	Rights in Newly Developed Software and Other Materials.	54

	14.7	Open Source Software.	54

	14.8	Ownership of Non-Software Materials.	55

	14.9	Work Made for Hire.	55

	14.10	Residual Knowledge.	56

	14.11	Export	56

	14.12	Escrow of Source Code.	56

	14.13	License to Services.	57

	14.14	Services Personnel IP.	57

15.	THIRD PARTY CONTRACTS, FACILITIES AND EQUIPMENT.		57

	15.1	Third Party Contracts.	57

	15.2	Assigned Contracts.	59

	15.3	Performance Under Contracts.	59

	15.4	Facilities.	59

	15.5	Procurement of Equipment and Software.	60

	15.6	Disposal of Equipment.	61

	15.7	Required Consents	61

16.	REPRESENTATIONS AND WARRANTIES		61

	16.1	Work Standards.	61

	16.2	Certifications.	61

	16.3	Maintenance.	61

	16.4	Efficiency and Cost Effectiveness.	62

	16.5	Technology.	62

	16.6	Ownership and Use; Non-Infringement.	62

	16.7	Third Party Contracts.	62

	16.8	Authorization.	62

	16.9	Inducements.	63

	16.10	Viruses.	63

	16.11	Disabling Code.	63

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	16.12	Deliverables.	63

	16.13	Foreign Corrupt Practices Act	64

	16.14	Previous Security Audits	65

	16.15	Disclaimer.	65

17.	INSURANCE AND RISK OF LOSS		66

	17.1	Insurance.	66

	17.2	Risk of Loss.	67

18.	INDEMNITIES		68

	18.1	Indemnity by Provider.	68

	18.2	Indemnity by T-Mobile.	69

	18.3	Additional Indemnities.	69

	18.4	Infringement.	69

	18.5	Indemnification Procedures.	70

	18.6	Subrogation.	71

19.	LIABILITY		71

	19.1	General Intent.	71

	19.2	Liability Restrictions.	71

	19.3	Force Majeure; Excused Performance.	73

	19.4	Payment Obligation.	75

	19.5	Allocation of Resources.	75

	19.6	Disaster Recovery and Business Continuity Plans.	75

	19.7	Force Majeure Limits.	75

	19.8	Alternate Source.	75

	19.9	Excused Performance.	76

20.	DISPUTE RESOLUTION		76

	20.1	Dispute Resolution Procedures.	76

	20.2	Informal Dispute Resolution.	76

	20.3	Immediate Relief.	76

	20.4	Escalation.	77

	20.5	Continued Performance.	77

	20.6	Governing Law and Jurisdiction.	77

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21.	GENERAL		77

	21.1	Binding Nature of Assignment; Divestments.	77

	21.2	Amendment.	78

	21.3	Compliance with Laws and Regulations.	78

	21.4	Non-Solicitation; Non-Compete	83

	21.5	Notices.	83

	21.6	Counterparts.	84

	21.7	Headings.	84

	21.8	Relationship of Parties.	84

	21.9	Severability.	85

	21.10	Consents and Approvals.	85

	21.11	Waiver of Default; Cumulative Remedies.	85

	21.12	Survival.	85

	21.13	Public Disclosures.	85

	21.14	Service Marks.	86

	21.15	Third Party Beneficiaries.	86

	21.16	Covenant of Good Faith.	86

	21.17	Due Diligence Prior to Contract Signing.	86

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TABLE OF SCHEDULES

Schedules	Titles
Schedule 1	Definitions
Schedule 2	Intentionally Blank
Schedule 3	T-Mobile Policies and Procedures
Schedule 4	Termination Assistance
Schedule 5	Benchmarking
Schedule 6	Regulatory Compliance
Schedule 7	Security
Schedule 8	Governance
Schedule 9	Provider-Owned Work Product
Schedule 10	Pro Forma Escrow Agreement

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TELECOM MASTER SERVICES AGREEMENT

This Telecom Master Services Agreement (this “Agreement”) is entered into this 23rd day of June, 2015 (the “Effective Date”) by and between Inteliquent, Inc., a Delaware corporation having its principal place of business at 550 West Adams Street, Suite 900, Chicago Illinois 60661 (“Provider”), and T-Mobile USA, Inc., a Delaware corporation having its principal place of business at 12920 SE 38th St., Bellevue, WA 98006 (“T-Mobile”). Provider and T-Mobile are referred to collectively as the “Parties,” and each individually as a “Party.”

This Agreement consists of these general terms and conditions (“GTCs”), the Service Attachment(s) (“SAs”) listed below, and any Order made to order Services out of an SA. No SA shall be effective unless executed by both Provider and T-Mobile.

Service Attachments	Start Date	End Date	TM File ID/Date

PSTN Services Attachment	06/23/2015

IN WITNESS WHEREOF, in consideration for the mutual promises set forth in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned have executed this Agreement by their duly authorized representatives as of the date first written above.

INTELIQUENT, INC.		T-MOBILE USA, Inc.

By:	/s/ David Lopez	By:	/s/ J. Braxton Carter
Name:	David Lopez	Name:	J. Braxton Carter
Title:	SVP of Global Sales	Title:	CFO

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1.	Definitions
1.1	Certain Definitions.

As used in this Agreement, capitalized terms will have the meanings set forth in Schedule 1 (Definitions) hereto.

1.2	Other Terms.

Capitalized terms used in this Agreement but not defined in Schedule 1 (Definitions) hereto are defined in the context in which they are used and will have the meanings there indicated.

2.	Background and Objectives
2.1	Background and Objectives.
(a)

T-Mobile is a provider of wireless voice, messaging and data services. T-Mobile has determined that it will rely on Provider to perform certain services on its behalf that it previously performed itself or for which it has previously relied on third party providers.

(b)

T-Mobile believes that establishing a new strategic partnership with an experienced, world-class service provider will benefit T-Mobile’s overall business, and significantly reduce costs, by making certain skills, operating practices, economies of scale, processes, technologies and flexibility available to T-Mobile.

(c)

This Agreement sets forth the terms and conditions under which: (i) T-Mobile will obtain those Services and Deliverables from Provider set forth herein; and (ii) Provider will provide such Services and Deliverables, including the functions, responsibilities and tasks attendant with such Services and Deliverables, to T-Mobile.

2.2	Construction.

The provisions of Section 2.1 (Background and Objectives) are intended only to be a general introduction to this Agreement, and are not intended to expand the scope of the Parties’ obligations under these GTCs or the SAs or to alter the plain meaning of the terms and conditions of these GTCs or the SAs. However, to the extent the terms and conditions of these GTCs or the SAs do not address a particular circumstance or are otherwise unclear or ambiguous, such terms and conditions are to be interpreted and construed so as to give full effect to the provisions of Section 2.1 (Background and Objectives). Whenever the singular form is used in these GTCs or an SA and when required by the context, the same includes the plural and vice versa, and the masculine gender includes the feminine and neuter genders and vice versa. Each Party signing this Agreement acknowledges that it has had the opportunity to review this Agreement with legal counsel of its choice, and there will be no presumption that ambiguities will be construed or interpreted against the drafter.

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3.	Agreement Structure, Interpretation and Enforceability
3.1	Agreement Structure.
(a)

Purpose of these GTCs and SAs. The purpose of these GTCs is to set out the obligations of the Parties and to provide the framework and basic terms of each of the SAs, each of which will be entered into by T-Mobile and Provider. Each SA entered into by the Parties shall incorporate the terms, mutatis mutandis, set forth in these GTCs as if such terms were restated in each such SA, subject only to such modifications as are expressly provided in the respective SAs to account for particular variations in the Services or Deliverables to be provided thereunder, as well as such changes as may be undertaken for conformance with applicable Laws. Each SA, including the terms of these GTCs and its Exhibits incorporated therein, will constitute a binding contract on the Parties.

(b)

Orders. Each SA may include one or more orders (each an “Order”), which will be attached as Schedules thereto, and which will be separately executed by T-Mobile and Provider. Each of these Orders will describe the particular Services and Deliverables to be provided to T-Mobile under the respective SA.

3.2	Interpretation of Documents.

Unless otherwise specifically agreed to in writing in an SA, if there is any inconsistency between these GTCs, the SAs, the Orders or the Schedules, the order of priority for purposes of construction is, in descending order:

(a)	these GTCs;
(b)

the applicable SA, except to the limited extent that the conflicting terms in these GTCs are expressly superseded by the terms of the applicable SA (e.g., with a phrase therein such as “notwithstanding any other provision in the GTCs”), in which case the conflicting terms of SA will prevail, but only with respect to the interpretation of such SA; and

(c)

the applicable Order, except to the limited extent that the conflicting terms in these GTCs are both (i) expressly superseded by the terms of the applicable Order and (ii) expressly cited by section number, in which case the conflicting terms of such Order will prevail, but only with respect to the interpretation of such Order.

In addition, to the extent that under law, Provider’s filed and effective tariffs apply, they will only do so to the extent that there is no conflicting provision in these GTCs, the applicable SA or an Order.

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3.3	T-Mobile Parent and T-Mobile Affiliates.

Provider acknowledges that T-Mobile Parent has entered into this Agreement for its own benefit and for the benefit of its Affiliates and that these GTCs as well as each SA are intended to be and are enforceable by both T-Mobile Parent as well as any Affiliate of T-Mobile that executes the respective SA for the benefit of T-Mobile Parent. In the event an Affiliate of T-Mobile Parent executes an SA, T-Mobile Parent will be deemed to be a third party beneficiary of such SA, with full rights to enforce the terms thereunder directly against Provider; provided, however, that Provider will have full rights to enforce the terms thereunder directly against T-Mobile.

3.4	Parent Guaranty; Joint and Several Liability.

Provider Parent will enter into these GTCs and each SA on behalf of itself and those of its operating Affiliates that provide Services hereunder. Provider Parent hereby guarantees the payment and performance of each of Provider Parent’s Affiliate’s obligations under each of the SAs.

3.5	Entire Agreement.

This Agreement is the complete agreement between the parties concerning the subject matter of this Agreement and replaces any prior oral or written communications between the parties. There are no conditions, understandings, agreements, representations, warranties (express or implied) or covenants which are not specified herein, and each of the parties acknowledges and agrees that in entering into this Agreement, it has not relied upon any representations, warranties, covenants or assertions of any kind not specifically set forth in this Agreement. This Agreement does not create any obligations on behalf of T-Mobile or any T-Mobile Affiliate to purchase any products, Deliverables or Services offered by Provider. Any such purchases will be evidenced by an SA in accordance with these GTCs. This Agreement may be executed by original, facsimile, or electronic signatures (complying with the U.S. Federal ESIGN Act of 2000, 15 U.S.C. 96) and in any number of counterparts that will be considered one instrument. Counterparts, signed facsimile and electronic copies of this Agreement will legally bind the Parties to the same extent as original documents.

4.	Services and Deliverables
4.1	Provision of Services and Deliverables.
(a)

General. During the Term, Provider will provide the Services and Deliverables to T-Mobile in accordance with the terms and conditions of: (i) the applicable SA (including any Orders executed thereunder as well as any other Schedules and Appendices attached thereto); and (ii) these GTCs as well as any other Schedules and Appendices attached thereto, in accordance with Section 3.1 (Agreement Structure). T-Mobile will perform those obligations with respect to an SA or Order that are set forth therein as “T-Mobile Responsibilities.” The types of Services to be performed under the SAs include, by way of example but not limitation, Transition Services, Network Services, Disaster Recovery Services and Termination Assistance Services, as further described in these GTCs and the SAs.

(b)	Implied Services and Deliverables. If any services, functions or responsibilities that are not specifically described in these GTCs, the SAs or Orders are nonetheless inherently

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required, or are necessary or customary with respect to the particular Services and Deliverables (i.e., they are provided by the Comparator Group for similar services), for the proper performance and provision of the Services or Deliverables, they will be deemed to be implied by and included within the scope of the Services or Deliverables to the same extent and in the same manner as if specifically described in these GTCs, the SAs or the Orders, as applicable. The Services and Deliverables will also include the services, functions and responsibilities (and any services, functions and responsibilities that are an inherent, necessary or customary part thereof) performed during the twelve (12) months preceding the applicable SA Effective Date or Order Effective Date, as the case may be, by T-Mobile personnel (including employees and contractors) who have been or are to be displaced or re-assigned as a result of such SA or Order and are transferred to Provider. Except as otherwise expressly provided in these GTCs or the applicable SAs, Provider will be responsible for providing the Facilities, Services, Services Personnel, Equipment, Software, and other resources as necessary to perform the Services or provide the Deliverables. The procedures for the implementation of the Services or Deliverables, including the timeline for such implementation under these GTCs, will be set forth in the Transition Plan or the SA, as appropriate, Appropriate procedures for the Services or Deliverables under the Orders may be further provided in the Procedures Manual, and Provider will perform the Services in accordance with the Procedures Manual, except to the extent that the process of Procedures Manual conflicts with the Orders or the SA. In no event will the terms of the Procedures Manuals be deemed to amend the terms of these GTCs, an SA or an Order, nor will the Procedures Manual be deemed to create any binding obligation upon T-Mobile.

(c)

Access to Provider’s Facilities, Software and Equipment. At all times during the Term, Provider will cooperate with T-Mobile and provide such information regarding the operating environment, system constraints, system security and other operating parameters relating to such Facilities, Equipment and Software as requested by T-Mobile to the extent necessary for its use of the Services. If, pursuant to Section 4.1(e) (Step-In-Rights) of these GTCs, T-Mobile has the express right to step in and operate designated Equipment and Intellectual Property, then Provider hereby grants T-Mobile, for the period during which T-Mobile exercises such step-in rights only, the limited right to use such Equipment and Intellectual Property as Provider’s agent for that purpose.

(d)

Services Performed by T-Mobile. T-Mobile will have the right to perform itself, or retain third parties to perform, all or any portion of the obligations or services to be performed by T-Mobile under an Order or an SA. To the extent T-Mobile performs any such obligations or services itself or retains third parties to do so as permitted herein, Provider will cooperate with T-Mobile or any such third party.

(e)

Step-In Rights. Without limitation to T-Mobile’s other rights hereunder (including, by way of example but not limitation, T-Mobile’s right to revoke its approval of subcontractors pursuant to Section 11.2(b) (Subcontractors – Discontinuation of Use) hereto), if Provider materially fails to perform the Services hereunder (e.g., by causing a system-wide outage), or if such Services are substantially degraded or delayed, as a result of a Force Majeure Event or a breach of Provider’s obligations (the “Disrupted Services”), and Provider is unable or unlikely to provide the Disrupted Services in

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accordance with the Performance Standards or the other terms of the applicable SA or Order(s), then T-Mobile may, at its sole discretion, with delivery of written notice to Provider, either perform the Disrupted Services itself or have the Disrupted Services performed by a third party, pursuant to its rights under Section 4.1(d) (Services Performed by T-Mobile), subject to any limitations that third parties may apply under contract, license or Law. Provider will undertake all commercially reasonable efforts to cooperate with T-Mobile and/or the third party, as applicable, in order to facilitate the performance of the Disrupted Services by T-Mobile or such third party, which cooperation will include, by way of example but not limitation: (i) working to eliminate the limitations that third parties may apply under contract, license or Law and providing access to and permitting use by T-Mobile or any such third party of any of Provider’s Facilities, Equipment and Software being used to provide the Services; and (ii) providing such information regarding the operating environment, system constraints and other operating parameters as a person with reasonable commercial skills and expertise would find reasonably necessary for T-Mobile or a third party to perform the applicable Services. T-Mobile and third parties retained by T-Mobile will comply with Provider’s reasonable security and confidentiality requirements, and will, to the extent performing work on Provider-owned, licensed or leased Software or Equipment, comply with Provider’s reasonable work standards, methodologies and procedures. Provider will work with T-Mobile to prevent or circumvent any problems or delays of which it is aware. Provider will take at least commercially reasonable efforts to recommence the performance of the Disrupted Services, in full conformance with the requirements of the Best Practices, as quickly as commercially possible and will do so after it has demonstrated, to T-Mobile’s reasonable satisfaction, that it is prepared to perform the Disrupted Services in accordance with the Best Practices and the other requirements of the applicable SA and/or Order(s). No Charges will be owed to Provider for the Disrupted Services during the time that the Disrupted Services are performed by T-Mobile or a third party. Without limitation to T-Mobile’s other rights or remedies hereunder, Provider will reimburse T-Mobile for Disrupted Services, up to the maximum amount set forth in Section 19.2(a), for the difference between: (i) the costs to T-Mobile for performing the Disrupted Services itself or retaining third parties to do so (as applicable); and (ii) the Charges that otherwise would have been payable for the applicable Services hereunder resulting.

4.2	Project Management.

Provider shall implement a Project management process, which shall interface with and link to T-Mobile’s Project management process, to verify that, throughout the implementation and management cycle, applicable technical groups and representatives from T-Mobile are involved in the design and implementation of all Services at no additional cost to T-Mobile. Key activities to be performed, to the extent related to the provision or use of the Services and Deliverables or any Orders under an SA, include:

(a)	participating with T-Mobile in the development of technical requirements and scope for the implementation and provision of the Services and Deliverables;

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(b)

preparing proposals, including cost estimates, schedules to complete, lists of necessary interconnection points, facilities availability, circuit delivery dates, switch ports, and ongoing support requirements;

(c)	providing T-Mobile with reasonable information in order for T-Mobile to determine its return on investment and cost benefit justification;
(d)	using recognized project management tools in the preparation of project proposals, developing functional and technical requirements, developing build/buy/reuse approaches and implementing projects;
(e)

communicating with appropriate Project managers of T-Mobile and others as needed to keep implementation of the Service and Deliverables on time. Project status reporting shall be performed weekly via an executive report listing on all open implementation matters and their status;

(f)	managing all Projects in a structured manner in order to implement the Services and Deliverables to T-Mobile;
(g)	maintaining all documentation necessary to ensure that the Services and Deliverables meet all regulatory compliance requirements; and
(h)	managing the implementation of the Services and Deliverables from design phase through Implementation.
4.3	Provision of Services to Affiliates.

During the Term of an SA, Provider will provide the Services to T-Mobile and to those Affiliates of T-Mobile designated by T-Mobile from time-to-time. For purposes of the applicable SA, Services provided to T-Mobile’s Affiliates referenced herein will be deemed to be Services provided to T-Mobile, and T-Mobile’s Affiliates or other third parties will be deemed third party beneficiaries to the applicable SA with full rights of enforcement; provided, however, that Provider will have full rights of enforcement against any such third party beneficiary.

4.4	New Services and Orders; Future SAs.
(a)

New Services. T-Mobile may, at any time during the Term, request Provider to perform one or more New Services apart from those Services currently being performed under the SAs or the Orders attached to the SAs at such time. For the purpose of this Agreement, “New Services” means new functions or processes that are entirely outside the scope of any Services covered by an existing SA or Order; for avoidance of doubt, “New Services” will not be deemed to include any changes to the Services under existing SAs or Orders, such as, by way of example but not limitation: (i) changes to Services described in an Order pursuant to the Service Change Procedures, for conformance with applicable Laws pursuant to Section 16.1 (Work Standards) and Section 21.3 (Compliance with Laws and Regulations), or pursuant to Provider’s obligations regarding continuous improvements and Best Practices under these GTCs and the SAs; or (ii) the division of an existing SA or Order into two (2) or more SAs or Orders, the

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merging of existing SAs or Orders into a single SA or Order, or other reorganizations of existing SAs or Orders. A request for New Services from T-Mobile will be addressed pursuant to the terms of Section 6.4 (Charges for New Services). No new Order for New Services will be effective unless such Order conforms to the requirements set forth in these GTCs and the applicable SA, and is added to an applicable SA by execution of a new SA or an amendment to an existing SA by T-Mobile and Provider. If the New Services constitute services that were previously performed internally by T-Mobile, then the transfer of such New Services to Provider will be undertaken pursuant to a Transition Services Schedule to be developed by the Parties.

(b)	New SAs. Following the Effective Date, T-Mobile and Provider may agree to enter into one or more SAs, which agreements will be substantially in the format of the existing SAs.
(c)

SAs for New Services. In the event that New Services are proposed for which there is not an SA at such time, then if T-Mobile proposes that Provider enter into an SA for such New Services, Provider and T-Mobile will cooperate and in good faith develop and agree to such new SAs. To the extent that the Pricing Schedule of any existing SAs provides rates for the resources contemplated for the New Services in a new SA, Provider will propose Charges for the New Services based upon the methodology provided in such Pricing Schedule, provided that the rates for such resources will be adjusted as required for conformance with Provider’s obligations under Section 8.1 (Most-Favored Customer).

(d)

Consolidation of SAs. If T-Mobile requests, for administrative or organizational purposes, that existing Services be allocated to a new SA or that existing SAs be consolidated into fewer SAs, then Provider will not withhold its consent to such additional SAs or revisions to existing SAs, provided that the Parties will work diligently and in good faith to structure the revised agreements for mutually beneficial tax treatment consistent with applicable Laws and to otherwise make conforming changes for requirements of applicable Laws, provided that such additional or revised SAs shall not change the economic benefit received by Provider for the provision of the applicable Services or Deliverables.

(e)

Non-Exclusivity; No Further Obligation. Provider acknowledges and agrees that T-Mobile is under no obligation whatsoever to execute any new SA with Provider. Further, this Agreement does not give Provider any exclusive rights with respect to the provision of services similar to the Services provided by Provider to T-Mobile.

4.5	Processing of Service Orders under Existing SAs.
(a)

T-Mobile may request new or modified Services pursuant to the MSA and the applicable SA(s) (“T-Mobile Request”), and may include necessary and appropriate additional terms and conditions, including without limitation the type of service or product to be ordered, term of the Order, a Ready for Service Date, recurring charges, any installation or other non-recurring fees, and any discounts or other pricing terms. Within five (5) business days of T-Mobile Request, Provider shall prepare and deliver to T-Mobile an Order

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consistent with the MSA (and the applicable SA or SAs if appropriate) and containing any additional Provider proposed terms and conditions for such new or modified Service(s) not already contained in the MSA or Attachment(s) or, if Provider is unable to provide the Order within five (5) business days, Provider shall promptly notify T-Mobile of the date upon which Provider will deliver the Order, which shall be as soon as reasonably possible.

(b)

Within five (5) business days of receiving the Order, T-Mobile may either (i) accept the terms and conditions contained in the Order whereupon the Order shall become effective as of the date of T-Mobile’s signature on the Order or (ii) reject the Order and propose modifications.

(c)

If T-Mobile rejects and proposes modifications to an Order, Provider shall use its commercially reasonable best efforts to revise and deliver promptly to T-Mobile a new Order responsive to T-Mobile’s proposed modifications, and the parties shall follow the procedures set out in Section 4.4(a) (New Services) and Section 4.4(b) (New SAs) until T-Mobile either accepts the Order, or rejects the Order and does not propose further modifications.

(d)	To obtain additional or upgraded Services, or additional or upgraded capacity or locations for Service(s) previously ordered by T-Mobile, the Parties shall execute a new Order.
4.6	Acceptance of Services and Deliverables.

The Deliverables provided under an SA or Order entered into pursuant thereto shall be subject to testing and verification of acceptability by T-Mobile in accordance with the Acceptance Procedures set forth in Schedule 8 (Governance), as well as such additional acceptance procedures as may be specified in the applicable SA(s) or Order(s).

4.7	Transition Services.
(a)

Transition. During the Transition Period, Provider shall perform the transition activities and provide the deliverables specified in the Transition Plan, which, if applicable, shall be attached to the relevant SA or Order. If any services, functions or responsibilities not specifically described in the Transition Plan are an inherent, necessary or customary part of the Transition Services or are required for proper performance or provision of the Transition Services in accordance with this Agreement and are typically performed by the Comparator Group, they shall be deemed to be included within the scope of the Transition Services to be delivered for the transition charges, as if such services, functions or responsibilities were specifically described in the Transition Plan. During the Transition Period, T-Mobile will perform those tasks which are designated to be T-Mobile’s responsibility in the Transition Plan; provided, however, that, T-Mobile shall not be obligated to perform any tasks during the Transition Period that are not set forth in such Transition Plan. Unless otherwise agreed, T-Mobile shall not incur any charges, fees or expenses payable to Provider or third parties in connection with the Transition Services to be provided by Provider, other than those charges, fees and expenses specified in an SA or Order and those incurred by T-Mobile in connection with its

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performance of tasks designated in the Transition Plan as T-Mobile’s responsibility. The Transition Plan is to include transformational activities, such as any facility consolidations or relocations, migrations of services to Provider facilities, etc. The Transition Services will at all times be performed in conformance with Best Practices, in a manner that: (i) transitions the Services successfully, on or before the applicable Transition Milestone Date; (ii) when feasible, minimizes T-Mobile’s internal costs with respect to such transition; (iii) establishes communication lines and network connections, Equipment, Software, tapes, records and supplies as necessary for successful transition of the Services; (iv) develops and implements a communication plan, with T-Mobile’s approval, for T-Mobile, its customers and third party contractors; and (v) puts into effect the Service Levels specified for the Services post implementation.

(b)

Transition Plan. The Transition Plan shall be attached to the relevant SA(s) or Order(s), and shall identify, among other things, (i) the transition activities to be performed by Provider and the significant components and subcomponents of each such activity, (ii) the deliverables to be completed by Provider, (iii) the date(s) by which each such activity or deliverable is to be completed (the “Transition Milestones”), (iv) the contingency or risk mitigation strategies to be employed by Provider in the event of disruption or delay, and (v) any transition responsibilities to be performed or transition resources to be provided by T-Mobile. Thereafter, within __ days after the Effective Date, Provider shall prepare and deliver to T-Mobile for T-Mobile’s review, comment and approval a detailed work plan based on and consistent with the Transition Plan, which shall identify the specific transition activities to be performed by Provider Personnel during the Transition Period. Such detailed work plan shall become a part of the Transition Plan.

(c)

Performance. Provider shall perform the tasks described in the Transition Plan in accordance with the timetable and the Transition Milestones set forth in the Transition Plan. Provider shall provide all cooperation and assistance reasonably required or requested by T-Mobile in connection with T-Mobile’s evaluation or testing of the deliverables set forth in the Transition Plan. Provider shall perform the tasks described in the Transition Plan in a manner that will not (i) unnecessarily disrupt or have an unnecessary adverse impact on the business or operations of T-Mobile, (ii) unnecessarily degrade the Services then being received by T-Mobile, or (iii) unnecessarily disrupt or interfere with the ability of T-Mobile to obtain the full benefit of the Services, except as may be otherwise provided in the Transition Plan. Prior to undertaking any Transition activity, Provider shall discuss with T-Mobile all known T-Mobile-specific material risks and shall not proceed with such activity until T-Mobile is reasonably satisfied with the plans with regard to such risks. Provider shall identify and resolve, with T-Mobile’s reasonable assistance, any problems that may impede or delay the timely completion of each task in the Transition Plan that are Provider’s responsibility and shall use all commercially reasonable efforts to assist T-Mobile with the resolution of any problems that may impede or delay the timely completion of each task in the Transition Plan that are T-Mobile’s responsibility. Provider will have no responsibility for any delay resulting from T-Mobile’s failure to perform any tasks or actions (e.g., testing call flow) it is required to complete in order to meet a Transition Milestone.

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(d)

Reports. Provider shall meet at least weekly with T-Mobile to report on its progress in performing its responsibilities and meeting the timetable set forth in the Transition Plan. Provider also shall provide written reports to T-Mobile at least weekly regarding such matters, and shall provide oral reports more frequently if reasonably requested by T-Mobile. Promptly upon receiving any information indicating that Provider may not perform its responsibilities or meet the timetable set forth in the Transition Plan, Provider shall notify T-Mobile in writing of material delays and shall identify for T-Mobile’s consideration and approval specific measures to address such delay and mitigate the risks associated therewith, which may include:

(i)	assigning additional resources;
(ii)	replacing ineffective resources;
(iii)	having existing resources work additional hours;
(iv)	deploying new tools to support the work; and
(v)	rearranging the work to overcome constraints.
(e)	Failure to Meet Transition Milestones.
(i)

The Parties acknowledge and agree that the Transition Plan specifies various Transition Milestones by which material Transition activities and/or deliverables are to be completed. If Provider fails to meet a Transition Milestone due to Provider’s fault, it shall be subject to the imposition of the per diem damages specified in the Transition Plan for such Transition Milestone, as liquidated damages to T-Mobile and not as a penalty. The Parties agree that such liquidated damages are a reasonable estimate as of the date of these GTCs of the damages T-Mobile will suffer in the event the respective Transition Milestone is not met. Notwithstanding the foregoing, if T-Mobile terminates this Agreement for cause in accordance with Section 4.7(f) (Termination by T-Mobile for Cause), it shall cease receiving liquidated damages and, subject to Section 19.4 (Payment Obligation), shall be entitled to recover actual damages incurred in connection with such termination to the extent it is able to prove such damages, subject to the applicable liability limitations set forth in Section 19 (Liability).

(ii)

In addition to any liquidated damages provided pursuant to Section 4.7(e)(i), if Provider fails to meet the date specified for any Transition Milestone, Provider shall not be entitled to any further compensation for additional work (e.g., milestone or implementation payments but not Charges related to the consumption of Services) associated with such Transition Milestone after such date that is incurred due to Provider’s failure to meet such Transition Milestone.

(f)

Termination by T-Mobile for Cause. Notwithstanding the foregoing, T-Mobile may terminate this Agreement for cause if Provider’s failure to meet any Transition Milestone constitutes a material breach and Provider fails to cure such breach within fifteen (15)

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days after its receipt of notice. In addition, unless otherwise agreed in writing signed by both Parties, if Provider fails to meet the Transition Milestone for the transition of all Services to Provider by more than ninety (90) days, T-Mobile may terminate the applicable SA for cause without requirement of notice or opportunity to cure. In either event, subject to Section 19.4 (Payment Obligation), T-Mobile may recover the actual damages suffered by T-Mobile in connection with such a termination, subject to the applicable liability limitations set forth in Section 19.2(a).

(g)

Termination by Provider for Cause. Notwithstanding the foregoing, Provider may terminate the applicable SA for cause if T-Mobile’s failure to meet any Transition Milestone constitutes a material breach and T-Mobile fails to cure such breach within fifteen (15) days after its receipt of notice. In addition, unless otherwise agreed, if T-Mobile fails to meet the Transition Milestone for the transition of all Services to Provider by more than ninety (90) days, Provider may terminate the applicable SA for cause without requirement of notice or opportunity to cure. In either event, Provider may recover the actual damages suffered by Provider in connection with such a termination, subject to the applicable liability limitations set forth in Section 19.2(a).

(h)	Completion and Acceptance of Transition.
(i)

The Transition Plan will not be complete until Provider has successfully completed the tasks described in the Transition Plan and T-Mobile agrees that such tasks have been completed in accordance with the agreed process set forth in such Transition Plan.

(ii)

T-Mobile may extend any dates in, change the order of the implementation in, or vary the completion date of any Transition Plan by giving Provider the number of days advance notice set forth in the applicable SA. Any such extension or change resulting from Provider’s failure to perform the Transition Services in accordance with this Agreement and the Transition Plan (other than (1) a failure caused by a Force Majeure Event, in which case Provider must comply with the applicable disaster recovery or business continuity plans, or (2) a failure by T-Mobile or a T-Mobile Agent to perform a responsibility set forth in the applicable SA as a T-Mobile responsibility) will not affect T-Mobile’s right to Deliverable Credits, if any, or prejudice T-Mobile’s right to seek other remedies for such failure.

(iii)

If (1) T-Mobile extends the completion date by more than the length of time set forth in the applicable SA (unless resulting from Provider’s failure to perform the Transition Services in accordance with the Transition Plan that is not excused pursuant to the previous sentence) or (2) the completion date is delayed by more than the length of time set forth in the applicable SA due to a failure by T-Mobile or a T-Mobile Agent to perform a responsibility set forth in the applicable SA as a T-Mobile responsibility then, subject to Provider’s duty to mitigate such costs, T-Mobile will pay to Provider an amount equal to Provider’s direct and actual costs associated with extending the Transition Services pursuant to this subsection, including any of Provider’s direct, actual and documented costs that would otherwise have been reduced or eliminated if the Transition had occurred as

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scheduled; provided, however, that such incremental costs will not exceed the Charges for “steady-state” Services that would otherwise be payable if the completion date had not been so extended.
(iv)

If Provider (1) has not successfully completed in all material respects any Transition Phase by the completion date specified in the applicable Transition Plan or (2) fails to meet a Transition Milestone in the Transition Plan, which failure places the completion date of the applicable Transition Phase at risk (in each case, other than a failure caused by a Force Majeure Event, in which case Provider must comply with the applicable disaster recovery or business continuity plans, or a failure by T-Mobile or a T-Mobile Agent to perform a responsibility set forth in the applicable SA as a T-Mobile responsibility, without affecting T-Mobile’s right to Deliverable Credits or prejudicing T-Mobile’s right to seek other remedies, including its right under Section 4.7(f) (Termination by T-Mobile for Cause), T-Mobile may:

(1)	extend the period for such Transition Phase or such Transition Milestone and vary the completion date for such Transition Phase or such Transition Milestone, in which case:
a.	Provider will submit a plan to T-Mobile for its approval which sets out how and when any incomplete parts of such Transition Phase will be completed or such Transition Milestone will be met;
b.	once T-Mobile has approved the plan, Provider will complete such Transition Phase or meet such Transition Milestone in accordance with the plan; and
c.

subject to T-Mobile’s duty to mitigate such costs, Provider will pay or credit to T-Mobile for T-Mobile’s additional direct, actual and documented costs (in excess of the Charges for “steady-state” Services that would have been payable to Provider had the Transition Services been completed by the completion date specified in the Transition Plan) if and as set forth in the applicable SA; or

(2)	notify Provider that T-Mobile accepts such Transition Phase as complete.
4.8	Network Connectivity
(a)

Required Network Connectivity. Provider will at all times be responsible for providing, at its sole expense, network connectivity for the provision of the Services and the Deliverables pursuant to the terms set forth in the applicable SAs and Orders (“Connectivity Facilities”).

(b)	Network Performance Obligations. Provider shall make Connectivity Facilities: (i) at all times during the Term, be in conformance with Best Practices; (ii) be augmented or

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decreased in order to be sufficient to facilitate the performance of the Parties’ obligations with respect to the Services in conformance with the quality, cost and efficiency requirements set forth in this Agreement; and (iii) without limitation to the foregoing, provide failover and redundancy in conformance with Best Practices. The foregoing provision is subject to T-Mobile complying with any request by Provider to augment, decrease or establish additional Connectivity Facilities necessary for Provider to meet its obligations.

4.9	Governmental Approvals and Consents.
(a)

Provider will, at its own expense, (1) obtain and maintain the Provider Governmental Approvals, and (2) obtain, maintain and comply with the Provider Consents and (3) comply with the T-Mobile Consents the terms of which T-Mobile has given Provider reasonable advance notice.

(b)

T-Mobile will, at its own expense, (1) obtain and maintain the T-Mobile Governmental Approvals, (2) obtain, maintain and comply with the T-Mobile Consents and (3) comply with the T-Mobile Consents for T-Mobile and T-Mobile Agents to access or Use, consistent with the terms of these GTCs or the applicable SA, the Services that Provider provides to T-Mobile.

(c)

Each Party will cooperate with the other Party, as requested by the other Party, in the other Party’s obtaining the Governmental Approvals and the Consents that such other Party is required to obtain pursuant to this Section.

4.10	Knowledge Sharing.
(a)	On request after at least 30 days’ notice from T-Mobile but not more than four times in any Contract Year, Provider will meet with representatives of T-Mobile in order to:
(i)	explain how the Services are provided;
(ii)

if and to the extent necessary or appropriate to enable T-Mobile or T-Mobile Agents to perform T-Mobile’s operational obligations under this Agreement or to provide services that interact with or interface with the Services, explain how the Provider Systems work; and

(iii)	provide such training and documentation as T-Mobile may reasonably require:
(1)	to enable T-Mobile (a) to perform its obligations under these GTCs or the applicable SA(s), (b) to provide services that interact with or interface with the Services, or (c) to use the Services;
(2)

if and to the extent these GTCs or the applicable SA(s) gives T-Mobile rights under Section 4.1(e) (Step-In Rights), to understand and operate the Provider Systems and understand and provide the Services upon exercising any step-in rights under Section 4.1(e) (Step-In Rights).

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(b)

Upon T-Mobile’s request from time to time, Provider will provide to T-Mobile a sufficiently detailed description of the environmental configuration in respect of the Services under an SA, including information regarding Equipment, Software, staffing, operating environment, systems constraints, protocols, interfaces, architecture and other operating parameters to the extent that such description is relevant to T-Mobile’s use of the Services and Deliverables.

4.11	Quality Control.

Provider has established, and during the Term and any Termination Assistance Period will maintain, a quality control system for the Services provided under this Agreement to ensure that the Services meet or exceed the Service Levels. Upon request by T-Mobile, Provider will permit T-Mobile to review procedures, practices, processes and related documents and reports to determine such acceptability and will incorporate such procedures, practices, processes and related documents in the Procedures Manual.

4.12	Service Locations.
(a)

Provider Service Locations. Excluding Provider’s headquarters, the Services will be provided to T-Mobile from the Provider Service Locations, if any, specified in each SA and any other location for which Provider has received T-Mobile’s approval, to be given in T-Mobile’s sole discretion. Any incremental expenses incurred by T-Mobile relating to the relocation of any Services to, or the use to perform any Services of, any location other than the locations initially set forth in the applicable SA will be allocated as follows:

(i)

Provider will either pay, or reimburse T-Mobile for, any such expenses in respect of the relocation or use of any location (1) that is a Provider Service Location except as set forth in subsection (ii) of this Section, (2) that is a T-Mobile location if such relocation or use is at the request of Provider or (3) if such relocation or use is at the request of T-Mobile as a result of Provider’s specific failure to perform its obligations in respect of such location in accordance with the applicable SA.

(ii)

Except as contemplated by subsection (i) of this Section, T-Mobile will be responsible for any such expenses in respect of a relocation or use of any location (1) that is a T-Mobile location if such movement or use is at the request of T-Mobile or (2) that is a Provider Service Location if such movement or use is at the request of T-Mobile.

(b)	Physical Safety, Environmental and Security Procedures.
(i)

Provider will maintain and enforce at the Provider Service Locations Provider’s standard physical safety, environmental and security procedures in effect for such Provider Service Location that are at least equal to the higher of (1) those maintained by a tier one service provider and (2) any higher standard agreed upon by the Parties.

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(ii)

Provider will, and will cause each member of the Provider Services Personnel to, comply with all the rules and regulations of a Governmental Authority or established by T-Mobile for access to and activities in and around premises controlled by T-Mobile, including those set forth in Schedule 3 (T-Mobile Policies and Procedures).

5.	Term
5.1	Term of the GTCs, SAs, and Orders.

The initial term of these GTCs will begin on the Effective Date and will continue for a period of three (3) years after the end of the Transition Period, or until the last scheduled expiration of any SAs then in effect, unless these GTCs is terminated earlier or extended in accordance with the terms provided hereinafter. Each SA will begin on the SA Effective Date set forth therein and will continue until the expiration or termination of these GTCs, unless an alternate expiration date is provided therein, or unless the SA is terminated earlier or renewed in accordance with any terms provided hereinafter. Each Order will commence on the Order Effective Date set forth therein, and will terminate upon conclusion of the applicable SA, unless earlier terminated pursuant to the terms of such Order. “Term” refers to both the initial term of these GTCs and the SAs, as applicable, and any renewal thereof in accordance with Section 5.2 (Extensions of Term).

5.2	Extensions of Term.

Unless Provider provides written notice to T-Mobile terminating these GTCs at least 90 days prior to the expiration of the initial three-year Term, T-Mobile will have the option to renew these GTCs for successive one (1)-year renewal terms by delivering written notice of such renewal to Provider at least thirty (30) days before the then-scheduled expiration of the Term. All of the terms and conditions of these GTCs will continue to apply without change during any extension or renewal of the Term.

5.3	Termination by T-Mobile.
(a)	T-Mobile Termination Rights. T-Mobile has the following rights of termination:
(i)	T-Mobile may, in its sole discretion, terminate these GTCs or any SA (or Order thereunder), each in whole or in part, upon the occurrence of any uncured Material Breach;
(ii)	T-Mobile may, in its sole discretion, terminate these GTCs or any SA (or Order thereunder), each in whole or in part, in the event of a Provider Material Adverse Change;
(iii)

T-Mobile may terminate these GTCs or any SA (or Order thereunder), each in whole or in part, if any proposed change in applicable Laws has or will have, a material adverse effect on T-Mobile’s use of the Services;

(iv)

In the event of a proposed acquisition, by any entity (the “Acquiring Entity”), of Control of Provider where such Control would be acquired, directly or indirectly, in a single transaction or series of related transactions, or in the event of a proposed acquisition by such Acquiring Entity of all or substantially all of the

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assets of Provider that were previously utilized to provide the Services under one or more of the SAs, Orders or other Schedules, or if Provider proposes to merge with or into another entity to form a new entity (the “New Entity”) Provider will, where feasible given confidentiality restrictions or concerns, notify T-Mobile as soon as possible (including, if possible, in advance of such transaction). If such transaction is with an entity that is a “Direct T-Mobile Competitor” identified as such in an applicable SA or if such transaction results in a material degradation of the Services, then within one (1) year following the date on which the applicable transaction occurred, T-Mobile may terminate these GTCs or any SA (or Order thereunder) by giving Provider at least forty five (45) days prior written notice and designating a date upon which such termination will take effect; for the avoidance of doubt, (A) any such termination will be effective without charge or penalty to T-Mobile, including termination fees, and (B) such prior written notice from T-Mobile may be delivered at any time following notice of the proposed transaction from Provider and the termination by T-Mobile may occur at the conclusion of such forty-five (45) day period thereafter, even if such period expires before consummation of the proposed transaction by Provider; and

(v)

In accordance with Section 19.3(c) (Force Majeure – Substitute Services; Termination), T-Mobile may terminate these GTCs or any SA (or Order thereunder), each in whole or in part, upon the occurrence of a Force Majeure Event.

(b)

Rights and Remedies for Material Breaches. In the event of a Material Breach, in addition to its right to terminate these GTCs, the SAs and Orders thereunder (but irrespective of whether T-Mobile elects to exercise such rights), T-Mobile will be entitled to all other remedies available to it, at law or in equity, including without limitation, monetary damages and equitable injunctive relief, including specific performance and injunctive relief (including, without limitation, emergency or provisional injunctive relief) under any applicable Laws. However, any monetary damages will be limited to the amounts specified in Section 19.

(c)

Other Orders. In the event that individual Orders under an SA are terminated in accordance with the rights set forth above, all other Orders under such SA (as well as any of the other SAs) that have not been expressly terminated will remain in full force and effect.

(d)

Partial Termination. In the event T-Mobile terminates a portion of the Services by terminating less than all of the Services in accordance with the rights set forth above (a “Partial Termination”), Provider shall continue performing those Services not terminated pursuant to the terms of this Agreement; provided, however, that the Termination Assistance Services shall be similar to those services provided by Provider during the migration of the Services to Provider under this Agreement.

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5.4	Termination by Provider.

Provider may, at its election, terminate an SA upon a material uncured payment default with respect to undisputed amounts owed under such SA by T-Mobile that continues after expiration of the Cure Period under Section 7.3 (Payment Due). For the avoidance of doubt, to the extent that T-Mobile withholds payment under any SA that T-Mobile disputes in good faith, such withholding will not give Provider a termination right hereunder, or permit Provider to delay or withhold performance of any Services. In addition, Provider may terminate these GTCs upon the occurrence of any uncured Material Breach by T-Mobile or if any proposed change in applicable Laws has or will have a material adverse effect on Provider under this Agreement or Provider’s ability to provide the Services.

5.5	Cross-Termination.

In the event that any SA is terminated as permitted herein, in whole or in part, by T-Mobile under Section 5.3(a) (T-Mobile Termination Rights), then T-Mobile may, by giving written notice to Provider terminate any then current SA without any liability to Provider except for payment for Services actually rendered through the effective date of termination.

5.6	Return of Property.

Within 10 days of termination of this Agreement, Provider will deliver to T-Mobile any and all property of T-Mobile and T-Mobile Affiliates that is in Provider’s possession or control.

5.7	Fraud Prevention Assistance.

Provided that the costs are commercially reasonable, Provider shall, at no additional charge to T-Mobile, cooperate with T-Mobile to prevent and eliminate third-party fraud and implement fraud prevention measures designed by T-Mobile, agreed to by Provider and documented in a Schedule to be attached to the relevant SA, that Provider is capable of implementing, including, not limited to, the interception of outbound calls to designated numbers with a message requiring the caller to take an action to complete the call.

5.8	Termination/Expiration Assistance.

Commencing upon or within six (6) months prior to the termination or expiration of these GTCs, an applicable SA, an Order, or any portion of the foregoing, T-Mobile may request, and Provider will provide to T-Mobile, the Termination Assistance Services requested by T-Mobile to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to T-Mobile or its Designees, as further described below. If the applicable termination right is exercised by T-Mobile due to a Material Breach pursuant to the terms of Section 5.3(a) (T-Mobile Termination Rights), then without limitation to T-Mobile’s other rights or remedies for such Material Breach under Section 5.3(b) (Rights and Remedies for Material Breaches). T-Mobile will continue to pay the Charges for the Services and Deliverables provided during the Transition Period. Provider will perform all Termination Assistance Services at no Charge to T-Mobile.

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(a)

Termination Assistance Services. As part of the Services, and for the Charges set forth in Sections 5.3(a)(ii) and (d), Provider shall provide to T-Mobile or T-Mobile’s Designee the Termination Assistance Services described in Section 5.8(b).

(i)

Period of Provision. Provider shall provide such Termination Assistance Services to T-Mobile (i) commencing upon notice up to six (6) months prior to the expiration of the Term and continuing for up to nine (9) months following the effective date of the expiration of the Term (as such Term may be extended pursuant to Section 5.2), (ii) commencing upon any notice of termination (including notice based upon breach or default by T-Mobile, breach or default by Provider) of the Term with respect to all or any part of the Services, and continuing for up to nine months following the effective date of such termination of all or part of the Services, or (iii) commencing upon notice of termination of all or part of the Services and continuing for up to nine months following the effective date of such termination.

(ii)

Extension of Services. Subject to Section 5.8(iii) (Firm Commitment), T-Mobile may elect, upon thirty (30) days prior notice, to extend the effective date of any expiration/termination of all or part of the Services, in its sole discretion, provided that the total of all such extensions will not exceed twelve (12) months following the originally specified effective date without Provider’s prior written consent. T-Mobile also may elect, upon thirty (30) days prior notice, to extend the period following the effective date of any expiration/termination for the performance of Termination Assistance Services, provided that the period between the effective date and the completion of all Termination Assistance Services is not greater than thirty six (36) months and further provided that, if applicable, the terms of Section 5.8(iii) (Firm Commitment) apply. To the extent T-Mobile requests a portion (but not all) of the Services included in a particular Charge, the amount to be paid by T-Mobile will be equitably adjusted in proportion to the portion of the Services included in the applicable Charge that Provider will not be providing or performing.

(iii)

Firm Commitment. Provider shall provide Termination Assistance Services to T-Mobile regardless of the reason for the expiration or termination of the Term; provided, however, if the Agreement is terminated by Provider under Section (c) (Termination for Cause by Provider) for failure to cure a breach (including for T-Mobile’s uncured payment default as described in such Section), T-Mobile will (i) pay in monthly advance for Termination Assistance Services provided or performed under this Section 5.8 (Termination/Expiration Assistance) and (ii) pay all undisputed amounts owed by T-Mobile under this Agreement.

(iv)

Performance. To the extent T-Mobile requests Termination Assistance Services, such Services shall be provided subject to and in accordance with the terms and conditions of this Agreement. Provider shall perform the Termination Assistance Services with at least the same degree of accuracy, quality, completeness, timeliness, responsiveness and resource efficiency as it provided and was required to provide the same or similar Services during the Term. The quality and level of

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performance of the Services provided by Provider following the expiration or termination of the Term as to all or part of the Services or Provider’s receipt of a notice of termination or non-renewal shall continue to meet or exceed the Service Levels.

(b)

Scope of Service. As part of the Termination Assistance Services, Provider will timely transfer the control and responsibility for all Services previously performed by or for Provider to T-Mobile and/or T-Mobile’s Designees by the execution of any documents reasonably necessary to effect such transfers. Additionally, Provider shall provide any and all reasonable assistance requested by T-Mobile to allow:

(i)	the Services to continue in accordance with the terms of these GTCs and SAs, including the Service Levels; and
(ii)	the orderly transfer of the Services to T-Mobile and/or its Designee(s).
(c)

The Termination Assistance Services shall include, as requested by T-Mobile, the Services, functions and responsibilities set forth herein. In addition, in connection with such expiration or termination, Provider will provide the following assistance and Services at T-Mobile’s direction:

(i)

General Support. Provider shall (i) provide reasonable assistance to T-Mobile in developing a written transition plan for the transition of the Services from T-Mobile or T-Mobile’s designee, which plan shall include capacity planning, facilities planning, human resources planning, telecommunications planning and other planning necessary to effect the transition, (ii) perform services as reasonably requested by T-Mobile to assist in implementing the transition plan, (iii) provide reasonable assistance in the execution of the migration and testing process until the successful completion of the transition from T-Mobile or T-Mobile’s designee, and (ix) provide other technical assistance as reasonably requested by T-Mobile.

(ii)

Hiring. T-Mobile or T-Mobile’s designee shall be permitted to undertake, without interference from Provider, Provider Subcontractors or Provider Affiliates (including counter-offers), to hire, effective after the later of the termination of the Term or completion of any Termination Assistance Services requested under Section 5.8 (Termination/Expiration Assistance), any Provider Personnel primarily assigned to the performance of Services within the 12-month period prior to the expiration or termination date. Provider shall waive, and shall cause its Affiliates to waive, their rights, if any, under contracts with such personnel restricting the ability of such personnel to be recruited or hired by T-Mobile or its designee. T-Mobile or its designee shall have reasonable access to such Provider Personnel for interviews, evaluations and recruitment. T-Mobile shall endeavor to conduct the above-described hiring activity in a manner that is not unnecessarily disruptive of the performance by Provider of its obligations under this Agreement.

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T-Mobile Confidential

(iii)

Equipment. Only with respect to specific Equipment identified in an applicable SA that directly references the applicability of this Section 5.8(c)(iii) (Termination/Expiration Assistance – Equipment), T-Mobile or its designee shall have the right (but not the obligation) to purchase, or assume the lease for, any Equipment (and all software associated with such Equipment) owned or leased by Provider that is primarily dedicated by Provider, Provider Subcontractors or Provider Affiliates to perform the Services. Any such identified Equipment shall be transferred in good working condition, reasonable wear and tear excepted, as of the expiration or termination date or the completion of any Services associated with such Equipment requested by T-Mobile under this Section 5.8(c)(iii), whichever is later. Provider shall, at no additional charge to T-Mobile, maintain such Equipment through the date of transfer so as to be eligible for the applicable manufacturer’s maintenance program at no additional charge to T-Mobile. In the case of any such equipment that is owned by Provider, Provider shall grant to T-Mobile a warranty of title and a warranty that such Equipment is free and clear of all liens and encumbrances. Such conveyance by Provider to T-Mobile or its designee shall be at the lesser of fair market value or net book value. At T-Mobile’s request, the Parties shall negotiate in good faith and agree upon the form and structure of the purchase. In the case of leased Equipment, Provider shall (i) represent and warrant that the lessee is not in default under the lease, (ii) represent and warrant that all payments thereunder have been made through the date of transfer, and (iii) notify T-Mobile of any lessor defaults of which it is aware at the time.

(iv)

Provider Subcontracts and Third Party Contracts. Only with respect to specific Subcontracts or Third Party Contracts explictly identified in an applicable SA or by mutual written agreement of the Parties pursuant to an applicable SA, in each case in a manner that directly references the applicability of this Section 5.8(c)(iv) (Termination/Expiration Assistance – Provider Subcontracts and Third Party Contracts) (each a “Designated Subcontract” or Designated Third Party Contract”), at T-Mobile’s request, Provider shall cause any applicable Subcontractors, Provider Affiliates, or third party contractors associated with such Designated Subcontracts or Designated Third Party Contracts to permit T-Mobile or its Designees to assume prospectively any or all such Designated Subcontracts or Designated Third Party Contracts or to enter into new contracts with T-Mobile or its designees on substantially the same terms and conditions, including price. Provider shall so assign any such Designated Subcontracts and Designated Third Party Contracts to T-Mobile or its Designee as of the expiration or termination date or the completion of any Termination Assistance Services associated with such Designated Subcontracts or Designated Third Party Contracts requested by T-Mobile under Section 5.8(c)(iii), whichever is later. There shall be no charge or fee imposed on T-Mobile by Provider or its Subcontractors, Affiliates or third party contractors for such assignment. Provider shall (i) represent and warrant that it is not in default under such Desiganted Subcontracts and Designated Third Party Contracts, (ii) represent and warrant that all payments thereunder through the date of assignment are current, and (iii) notify T-Mobile of any Subcontractor

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T-Mobile Confidential

or third party contractors defaults with respect to such Designated Subcontracts and Designated Third Party Contracts of which it is aware at the time.
(v)

Other Subcontracts and Third Party Contracts. In addition to its obligations under Section 5.8(c)(iv), Provider shall make available to T-Mobile or its designee, pursuant to reasonable terms and conditions, any Subcontractor or third party services then being utilized by Provider in the performance of the Services to the extent Provider is not prevented by Law or contract with such Subcontract or third party from doing so. Provider shall retain the right to utilize any such Subcontractor or third party services in connection with the performance of services for any other Provider customer.

(d)

Rates and Charges. Except as provided in Section 5.8(a)(ii), if T-Mobile requests that Provider provide or perform Termination Assistance Services in accordance with this Agreement, T-Mobile shall pay Provider the rates and charges specified in Schedule 4 (Termination Assistance) for the additional Provider Personnel or resources required to perform such Termination Assistance Services. To the extent rates and charges for such Provider Personnel or resources are not specified in Schedule 4 (Termination Assistance), T-Mobile shall pay Provider a negotiated fee, which shall not exceed Provider’s [* * *]. To the extent the Termination Assistance Services requested by T-Mobile can be provided by Provider using personnel and resources already assigned to T-Mobile, there will be no additional charge to T-Mobile for such Termination Assistance Services. If the Termination Assistance Services requested by T-Mobile cannot be provided by Provider using personnel and resources already assigned to T-Mobile, T-Mobile, in its sole discretion, may forego or delay any work activities or temporarily or permanently adjust the work to be performed by Provider, the schedules associated therewith or the Service Levels to permit the performance of such Termination Assistance Services using such personnel or resources.

6.	Charges
6.1	General.

All Charges for the Services, including, but not limited to, Transition Services will be set forth in the Pricing Schedule of the respective SA. T-Mobile will not be required to pay Provider any amounts for the Services in excess of or in addition to those payable to Provider under the Pricing Schedule of the respective SA.

6.2	Reimbursable Expenses.

Provider will be responsible for any and all costs and expenses incurred in its performance and provision of the Services and Deliverables under the SAs, except for such Reimbursable Expenses as are specifically listed in the Pricing Schedule of the applicable SAs or Orders; without limitation to its obligations under the foregoing, Provider will, at its sole cost and expense, furnish all Facilities, Equipment and Software required to perform the Services in compliance with Best Practices, except to the extent that the provision of the Facilities, Equipment or Software is expressly a responsibility of T-Mobile under an SA or an Order. If the Parties explicitly agree that a particular Pass-Through Expense (or third party component of a Markup Expense) is to

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T-Mobile Confidential

be paid by T-Mobile directly, Provider will promptly provide T-Mobile with the original third-party invoice for such expense together with a statement that Provider has reviewed the invoiced charges and made a determination of which charges are proper and valid and should be paid by T-Mobile.

6.3	Taxes.

The Parties’ respective responsibilities for taxes arising under or in connection with these GTCs and any associated SAs and Orders will be as follows:

(a)

Income and Certain Property Taxes. Except as specifically provided in Section 6.3(b) (Transaction Taxes), Provider shall be solely responsible for, and shall indemnify, defend and hold T-Mobile harmless from and against, any and all taxes imposed by taxing authorities with respect to the Services and Deliverables provided under these GTCs and any associated SAs and Orders, including without limitation, taxes based on, measured by, or calculated with respect to, Provider’s income, profits or gross receipts, franchise, doing business, capital, intangible, net worth or similar taxes or taxes in lieu thereof, and taxes or contributions required under employment, payroll, unemployment insurance, social security, income tax and other Laws, whether collected by withholding or otherwise, including interest and penalties thereon and additions thereto, and for all interest, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees) and any other liabilities of any nature whatsoever related hereto with respect to any failure by Provider to meet its obligations under this paragraph. If T-Mobile purchases any Equipment from Provider pursuant to the terms of these GTCs or those of an SA or Order, personal property taxes on such Equipment will be prorated based on the number of days in the applicable tax period and paid on or before the date that the next installment for such tax is due, with Provider paying the taxes allocable to the period before the date T-Mobile purchases the Equipment and T-Mobile paying the taxes allocable to the period on and after such date.

(b)

Transaction Taxes. Provider shall be solely responsible for any sales, use, excise, value-added, services, consumption and other taxes and duties payable on any goods or services used or consumed by Provider in providing the Services, or that are otherwise imposed on any costs or expenses (other than Pass-Through Expenses) incurred in order to provide the Services and Deliverables (collectively, “Transaction Taxes”). However, T-Mobile shall be responsible for any taxes that are assessed on T-Mobile’s receipt or use of the Services or Deliverables, or upon Pass-Through Expenses. Each Party shall indemnify, defend and hold the other Party harmless from and against any and all charges, claims, causes of action, penalties, costs (including, without limitation, reasonable attorneys’ fees) and any other liabilities of any nature whatsoever related hereto with respect to any failure by such Party to meet its respective obligations under this paragraph.

(c)

Surcharges. With respect to any purchase of Services hereunder, if any federal or state law or regulation imposes a duty, assessment, or fee on the Services, provider, or purchaser that specifically requires or permits the collection of such duty, assessment or fee from provider, purchaser (such as T-Mobile) or a carrier’s end users or is a Universal Service Fee assessment (“Surcharge”), then (to the extent that T-Mobile does not provide a valid exemption to such Surcharge): (a) Provider shall bill, as a separately stated item,

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T-Mobile Confidential

T-Mobile for such Surcharge; (b) T-Mobile shall timely remit such Surcharge to Provider; and (c) Provider shall timely remit such collected Surcharge to the applicable governmental authority as required by applicable Law. Provider may only pass through a Surcharge to the extent that the Surcharge is also imposed on similarly situated customers. Provider shall indemnify, defend and hold T-Mobile harmless from and against any and all charges, claims, causes of action, penalties, costs (including, without limitation, reasonable attorneys’ fees) and any other liabilities of any nature whatsoever related hereto with respect to any failure by Provider to meet its obligations under this paragraph.

(d)

Efforts to Minimize Taxes. The Parties shall cooperate in taking all reasonable actions necessary to minimize, or to qualify for exemptions from, any applicable taxes, Surcharges, duties, tariffs or liabilities, including without limitation the furnishing of certifications that purchases by T-Mobile are for purposes of resale, if applicable. The Parties shall cooperate fully with each other to enable each to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible. Provider’s invoices shall separately state the Charges that are subject to taxation and the amount of taxes included therein. Each Party will provide and make available to the other any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials, or services, and other exemption certificates or information reasonably requested by either Party. At T-Mobile’s request, Provider shall provide T-Mobile with written evidence of Provider’s filing of all required tax forms and returns required in connection with any Service Taxes collected from T-Mobile, and its collection and remittance of all applicable Service Taxes. Notwithstanding the foregoing, T-Mobile will be entitled to deduct and withhold from amounts payable to Provider pursuant to an SA or Order such amount of taxes as it is required to deduct and withhold under applicable Law. All amounts so withheld by T-Mobile will be treated as paid to Provider for purposes of such SA or Order.

(e)

Tax Audits or Proceedings. Each Party will promptly notify the other of, and coordinate with the other, the response to and settlement of, any claim for taxes asserted by applicable taxing authorities for which the other Party is responsible hereunder. With respect to any claim arising out of a form or return signed by a Party to this Agreement, such Party will have the right to elect to control the response to and settlement of the claim, but the other Party will have all rights to participate in the responses and settlements that are appropriate to its potential responsibilities or liabilities. Each Party also shall have the right to challenge the imposition of taxes for which it is financially responsible under this Agreement or, if necessary, to direct the other Party to challenge the imposition of such taxes. If either Party requests the other to challenge the imposition of any tax, the requesting Party will reimburse the other for all fines, penalties, interest, additions to taxes (penalty in notice) or similar liabilities imposed in connection therewith, plus the reasonable legal fees and expenses it incurs. A Party shall be entitled to any tax refunds or rebates granted to the extent such refunds or rebates are of taxes that were paid by it.

(f)	Tax Filings. Each Party represents, warrants and covenants that it will file appropriate tax returns, and pay applicable taxes owed arising from or related to the provision of the

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T-Mobile Confidential

Services in applicable jurisdictions. Provider represents, warrants and covenants that it is registered to and will collect and remit Service Taxes in all applicable jurisdictions.
6.4	Charges for New Services.

In the event that T-Mobile requests Provider to perform New Services that are not contemplated by the then-current Orders or SAs, the Parties’ obligations with respect to such New Services will be as follows:

(a)	Provider Proposals. Provider will propose the following types of Charges for the New Services (which proposal will be made at no Charge to T-Mobile):
(i)

To the extent that a Pricing Schedule in any of the SAs provides rates for the resources contemplated for the New Services, Provider will propose Charges for the New Services based upon the methodology provided in such Pricing Schedule, provided that the rates for such resources will be adjusted as required for conformance with Provider’s obligations under Section 8.1 (Most-Favored Customer);

(ii)

If no rates (including per minute usage rates) are provided for such resources in a Pricing Schedule of any of the SAs, then Provider will quote a proposed Charge for the New Services that is no more than Provider’s charges to any of its other customers for substantially similar and quantity of services, including other relevant terms that relate to pricing such as volume commitments and time commitments, in conformance with its obligations under Section 8.1 (Most-Favored Customer).

(b)

Alternative Bids. T-Mobile may elect to solicit and receive bids from third parties to perform such New Services and Provider will undertake commercially reasonable efforts to cooperate with T-Mobile in the preparation of such bids. If T-Mobile elects such third party services, then to the extent necessary for Provider to cooperate with the third parties in order for T-Mobile to use the New Services, Provider will cooperate with those third parties with respect to the provision of such New Services, provided that such third parties enter into confidentiality agreements, containing confidentiality provisions substantially similar to those contained in Section 9 (Safeguarding of Data; Confidentiality), with Provider.

(c)

Exclusions. The Parties anticipate that the Services will evolve and be supplemented, modified, enhanced or replaced over time to keep pace with technological advancements and improvements in the methods of delivering services, by implementation of Best Practices and otherwise, and the Parties acknowledge that these will not be deemed to result in New Services.

(d)

Service Level for New Services. Except as otherwise agreed in writing by the Parties, New Services will be provided in accordance with mutually agreed upon Service Levels that are no less than those applicable to similar Services.

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T-Mobile Confidential

6.5	Extraordinary Events.

If an Extraordinary Event occurs, T-Mobile may, at its option, request more favorable pricing with respect to some or all of the Charges in accordance with the following:

(a)

Provider and T-Mobile shall mutually determine on a reasonable basis the efficiencies, economies, savings and resource utilization reductions resulting from such Extraordinary Event and, upon T-Mobile’s approval, Provider shall then proceed to implement such efficiencies, economies, savings and resource reductions as quickly as practical and in accordance with the agreed upon schedule. As the efficiencies, economies, savings or resource utilization reductions are realized, the Charges shall be promptly and equitably adjusted to pass through to T-Mobile the full benefit of such efficiencies, economies, savings and resource reductions; provided, however, that T-Mobile shall reimburse Provider for any net costs or expenses incurred to realize such efficiencies, economies, savings or resource utilization reductions if and to the extent Provider (i) notifies T-Mobile of such additional costs and obtains T-Mobile’s approval prior to incurring such costs, (ii) uses commercially reasonable efforts to identify and consider practical alternatives, and reasonably determines that there is no other practical way to obtain such savings without incurring such expenses, and (iii) uses commercially reasonable efforts to minimize the additional costs to be reimbursed by T-Mobile.

(b)

An Extraordinary Event shall not result in Charges to T-Mobile being higher than such Charges would have been absent the Extraordinary Event unless and to the extent such Extraordinary Event results in New Services (e.g., T-Mobile requires that Provider create a new infrastructure to support an acquired Entity). T-Mobile may, at its sole option, elect at any time to forego its rights under this Section 6.5 (Extraordinary Events) and instead apply the then current Charges.

(c)	The Parties shall implement any reduction in pricing pursuant to this Section 6.5 (Extraordinary Events) in accordance with the procedures set forth in Section 11.3 (Service Change Procedures).
7.	Invoicing and Payment
7.1	General.

In consideration for the performance of the Services specified in each Order or SA, T-Mobile will pay the Charges in accordance with the terms and conditions set forth below.

7.2	Invoicing.

Provider will invoice T-Mobile for amounts due under the applicable Order or SA on a monthly basis in arrears. Provider will render a single consolidated invoice for each month’s Charges to the contact specified in the applicable Order or SA. The invoice will show details as to Charges as specified by T-Mobile, including such details are as set forth in the Pricing Schedule of the respective Order or SA, and will be in the form prescribed in the Pricing Schedule. The Parties agree that their preference is for electronic transmission of Invoices and payments. Payments shall be transmitted, at T-Mobile’s option, by electronic funds by means of T-

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T-Mobile Confidential

Mobile’s electronic payment vendor, currently AribaPay and Discover Paymode. Provider is able to receive payments via such vendors. If necessary, the Parties shall reasonably cooperate to change electronic payment vendors or other electronic payment procedures. Notwithstanding anything to the contrary elsewhere in this Section 7 (Invoicing and Payment), Charges not invoiced within 120 days following the end of the month in which they were incurred will be deemed as waived by Provider. Charges not disputed by T-Mobile within 120 days of receipt of invoice will be deemed accepted by T-Mobile. Provider will include the calculations utilized to establish the Charges. Unless otherwise specified in these GTCs or the applicable Order, SA, or in any validly executed change order or other amendment, the Charges described in these GTCs, the SAs, the Orders and the Pricing Schedules comprise all of the Charges payable by T-Mobile for the Services and Deliverables. Notwithstanding anything to the contrary elsewhere in this Section 7 (Invoicing and Payment), if Provider submits [* * *] invoices in any [* * *] month period that materially violate the terms set forth in this Section 7 (Invoicing and Payment) or the Pricing Schedule or that contain material errors (each an “Erroneous Invoice”), then, for a period of [* * *] following receipt of the second (2nd) Erroneous Invoice (the “Penalty Period”): (a) all under-Charges in any invoice submitted during the Penalty Period (or any Charges that should have been charged during the Penalty Period but for Provider’s failure to submit a timely invoice for such Charges in compliance with this Section 7.2 (Invoicing)) will be deemed as waived; and (b) any invoice submitted by Provider during the Penalty Period containing overcharges will only be payable after the re-submission of a correct invoice pursuant to this Section 7.2 (Invoicing) but subject to a [* * *] discount thereof. For avoidance of doubt, a new Penalty Period will resume following the submission of any incorrect invoice during a prior Penalty Period. Illustrative, non-limiting examples of Erroneous Invoices are set forth below. During any Penalty Period:

(a)

if Provider submits an Erroneous Invoice during a Penalty Period for an amount of Ten Thousand Dollars ($10,000), in which the correct amount to be Charged to T-Mobile was Eight Thousand Dollars ($8,000), then Provider will deduct an amount equaling [* * *] from the amount due in the correct invoice, such that the amount Charged to T-Mobile under the correct invoice shall be [* * *]; and

(b)

if Provider submits an Erroneous Invoice during a Penalty Period which includes total Charges of Ten Thousand Dollars ($10,000), and for which the correct Charge should have been Eleven Thousand Dollars ($11,000), then the [* * *] that Provider failed to include in such Erroneous Invoice [* * *] shall be deemed to be waived by Provider.

7.3	Payment Due.

Each invoice will be due and payable in U.S. Dollars within thirty (30) days after receipt of such invoice, provided that if such due date is not a business day, then payment for such invoice is due on the next business day following such date. Provider may notify T-Mobile of any breach of its payment obligations under an invoice, and, subject to the terms of Section 7.7 (Disputed Charges) hereof, T-Mobile will have [* * *] days after receipt of such notice to cure such breach (the “Cure Period”). Any payments for undisputed amounts (“Amounts Due”) not cured within the Cure Period will bear interest at a rate to equal the lesser of (a) an annualized rate of LIBOR as of January 1 of the applicable calendar year, plus two percent (2%), or (ii) the maximum rate of interest allowed by applicable Law (“Interest”).

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T-Mobile Confidential

7.4	Accountability.

Provider will maintain complete and accurate records of, and supporting documentation for, the amounts billable to and payments made by T-Mobile hereunder, in accordance with United States generally accepted accounting principles applied on a consistent basis. Provider agrees to provide T-Mobile with documentation and other information with respect to each invoice as may be reasonably requested by T-Mobile to verify accuracy and compliance with the provisions of these GTCs and the applicable SA. After providing reasonable advance notice, T-Mobile and its authorized agents and representatives, subject always to non-disclosure and non-use requirements, will have access to such records for purposes of audit during normal business hours during the Term and during the period for which Provider is required to maintain such records pursuant to Section 12 (Audits).

7.5	Proration.

Periodic Charges under these GTCs and the SAs are to be computed on a calendar month basis, and will be prorated for any partial month.

7.6	Set-Off.

With respect to any amount to be paid by T-Mobile under an SA,
T-Mobile may set off against such amount any undisputed amount that Provider is obligated to pay or to credit T-Mobile under these GTCs or the applicable SA. For the avoidance of doubt, the foregoing provision of this Section 7.6 (Set-Off) will not limit the rights of T-Mobile pursuant to Section 7.7 (Disputed Charges). Likewise, if T-Mobile fails to pay an undisputed amounts when due, Provider may set off such amount against amounts it is obligated pay or credit T-Mobile.

7.7	Disputed Charges.

T-Mobile may withhold payment of particular Charges that T-Mobile disputes in good faith (“Disputed Amount”), pending the resolution of such dispute; provided, however, that T-Mobile will provide notice when it withholds an amount under this Section by the applicable due date. Once a dispute regarding payment is resolved, that portion of the Disputed Amount determined to be appropriate Charges will be due and payable in accordance with Section 7.3 (Payment Due), as if the invoice for such Charges has been received on the date of such resolution. Likewise, if T-Mobile does not withhold an amount but later timely disputes it, and the dispute is resolved in T-Mobile’s favor, no interest will apply to the amount credited to T-Mobile.

8.	Most-Favored Customer; Benchmarking; Continuous Improvement and Best Practices
8.1	Most-Favored Customer.

If Provider offers a bundle of services to any entity that is substantially similar to any bundle of Services provided under an applicable SA or an Order, including time and volume commitments, volume of services actually utilized, payments made and credits (other than Service Level Credits) provided by Provider to T-Mobile, and traffic profile, and such bundled Services are offered or provided to such third party at a greater aggregate economic benefit than that provided to T-Mobile, then T-Mobile will receive the aggregate economic benefit as such other entity, effective retroactively to the date such services were first provided to the other entity at such greater aggregate economic benefit. Provider will certify compliance with this provision in writing annually by a senior officer of Provider and, if requested by T-Mobile, will fully cooperate (including

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T-Mobile Confidential

by providing access to required pricing information) with an independent third party engaged by T-Mobile to confirm compliance with this provision (subject to such third party executing an appropriate non-disclosure and non-use agreement, including non-solicitation and security requirements). In the event that Provider fails to provide such annual certification when requested, or an audit reveals that Provider has not complied with the foregoing provision, Provider will pay all charges and costs associated with the audit, as well as those associated with the next subsequent annual audit.

8.2	Benchmarking.

T-Mobile has the right to conduct a measurement and comparison benchmarking process to compare the Services to industry standards (the “Benchmarking Process”). T-Mobile may utilize any entity generally in the business of conducting such measurements and comparisons to perform the Benchmarking Process (the “Benchmarker”). Provider’s cooperation with the Benchmarker shall be conditioned on the Benchmarker’s compliance with Provider’s reasonable confidentiality, non-solicitation and security requirements. For the avoidance of doubt, this Section 8.2 (Benchmarking) shall apply only with respect to Service quality and shall not measure or result in any impact or adjustment to the Charges and other pricing provisions in the applicable SA.

8.3	Continuous Improvement and Best Practices.
(a)

Baseline Customer Satisfaction Survey. During the 180 day period after the Effective Date and as part of the Services, Provider shall conduct a baseline customer satisfaction survey as approved by T-Mobile for affected individuals designated by T-Mobile. This survey must be of the content and scope designated by T-Mobile. Provider must administer the survey pursuant to the procedures agreed upon by Customer and Provider within 180 days after the Effective Date. The survey conducted pursuant to this Section 8.3 (Continuous Improvement and Best Practices) will constitute the baseline for measurement of performance improvements described in Section 8.2 (Benchmarking).

(b)

Customer Satisfaction Survey. Upon request by T-Mobile, but in any event not more frequently than once every six (6) months, Provider must, as part of the Services, conduct a customer satisfaction survey. The survey shall be submitted to up to twenty (20) individuals to be designated by T-Mobile; provided, however, that Provider shall not be required to ensure that such individuals respond to the survey. Upon request, Provider must also conduct a similar survey of the senior managers of T-Mobile that focuses on satisfaction with the functional interface among T-Mobile, Provider and other vendors of T-Mobile who interact with Provider. The content, scope, method and timing of the above surveys are subject to T-Mobile’s prior approval, and must be generally consistent with the baseline customer survey conducted pursuant to Section 8.3(a) (Baseline Customer Satisfaction Survey). Within 30 days prior to the completion of the Transition Services, the parties shall agree upon desired T-Mobile satisfaction Levels (the “T-Mobile Satisfaction Levels”). Throughout the Term, Provider shall use commercially reasonable efforts to increase customer satisfaction up to the T-Mobile Satisfaction Levels. Each of T-Mobile and Provider may request negotiations to review and adjust the T-Mobile Satisfaction Levels not more than twice during each calendar year.

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T-Mobile Confidential

(c)

Best Practices. Under each SA, Provider will, at its sole cost and expense, cause the Services and Deliverables, as approved by T-Mobile, to evolve and to be modified, enhanced, supplemented and replaced as necessary for conformance with Best Practices, to the extent such Best Practices evolve during the Term, pursuant to the terms provided in these GTCs and in the applicable SAs. Adjustments to the Services and Deliverables in accordance with this Section 8.3(c) (Best Practices) will be deemed to be included within the scope of the Services and Deliverables to the same extent and in the same manner as if expressly described in these GTCs and the applicable SA.

(d)

Provider will, on a continuous basis, (i) as part of its total quality management process, identify ways to improve the quality of the Services (if any such ways exist), and continuously and incrementally improve its performance of the Services provided under the Agreement consistent with services similar in scope, scale and geographic coverage, to the extent such improvement is possible, and (ii) without violating its non-disclosure obligations owed to a third party or a third party’s proprietary rights, identify and apply proven techniques and tools from other installations within its operations (to the extent any exist and are not already being applied) that would benefit T-Mobile either operationally or financially.

(e)

Annually, Provider will identify for T-Mobile any technologies and best practices that have emerged (within Provider’s organization or within the market generally), that, if implemented by T-Mobile (or by Provider on Customer’s behalf), would materially benefit T-Mobile in terms of price reductions or performance improvement or that would reduce T-Mobile’s costs (excluding amounts paid hereunder). If requested by T-Mobile, within sixty (60) days, Provider will provide T-Mobile with proposals for the implementation of such technology or technologies or best practices in a manner consistent with the Service Change Procedures and this Section.

9.	Safeguarding of Data; Confidentiality
9.1	T-Mobile Confidential Information and Personal Information.
(a)

T-Mobile Confidential Information. T-Mobile Confidential Information is, and shall remain, the exclusive property of T-Mobile. T-Mobile Confidential Information will not be utilized by Provider for any purpose other than providing the Services under these GTCs and the Orders or SAs, nor will T-Mobile Confidential Information or any part thereof, be sold, assigned, leased, disclosed, or otherwise disposed of to third parties by Provider or commercially exploited by or on behalf of Provider, Services Personnel or other employees or agents. T-Mobile Confidential Information will be treated by Provider as strictly confidential and will not be disclosed by Provider, in any manner, except as permitted by these GTCs and the SAs and the written instructions of T-Mobile or as required by law, including applicable Securities Laws. T-Mobile Confidential Information that includes Personal Information will be handled as provided in Section 9.1(b) (Personal Information) below. If Provider has access to any de-identified data or where Provider performs a de-identification of T-Mobile Information, Provider warrants that it will not re-identify the data with any personally identifiable data or otherwise perform functions that would re-identify the data. Provider will ensure that any

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third parties to whom the data is provided will agree to this provision. Except (i) as otherwise provided with respect to Personal Information under Section 9.1(b) (Personal Information), (ii) under Schedule 6 (Regulatory Compliance), or (iii) as otherwise required under applicable Laws, the T-Mobile Confidential Information will be archived, returned, or destroyed (in a manner designated by T-Mobile) by Provider, in accordance with T-Mobile’s written directions or data and records retention policies and instructions (as such policies may be provided by T-Mobile to Provider and updated from time-to-time) upon:

(i)	request by T-Mobile,
(ii)	the expiration / termination of these GTCs, or
(iii)	with respect to particular T-Mobile Confidential Information, upon
(1)	the termination of any SAs or Orders that utilize such T-Mobile Confidential Information, or
(2)	if such T-Mobile Confidential Information is no longer required by Provider in order to provide the Services.
(b)

Personal Information. All Personal Information is, and shall remain, the exclusive property of T-Mobile. Provider may collect, access, use, maintain and disclose Personal Information only to fulfill its performance obligations under the MSA and SAs and only for the specific purpose for which such Personal Information is collected, stored or processed by Provider under the foregoing instruments. Provider may not otherwise modify the Personal Information, merge it with other data, commercially exploit it, disclose it or undertake any other activity that may in any manner adversely affect the integrity, security or confidentiality of such information, other than as expressly specified herein or in the SAs or as directed by T-Mobile in writing. T-Mobile makes no representation or warranty as to the accuracy or completeness of the Personal Information, and Provider agrees that T-Mobile, its employees and agents will have no liability to Provider resulting from any of Provider’s use of the Personal Information. Provider acknowledges and agrees that, without limiting any other obligations applicable to Personal Information hereunder, all Personal Information is Confidential Information of T-Mobile and none of the exclusions in Section 9.4(c) (Exclusions) will prevent such Personal Information from being Confidential Information.

9.2	Safeguarding T-Mobile Confidential Information.
(a)

Information Security Measures. Provider shall implement and maintain at all times appropriate measures (“Information Security Measures”) designed, whether specific to T-Mobile Confidential Information or confidential information generally, to: (i) ensure the security and confidentiality of T-Mobile Confidential Information; (ii) identify potential threats or hazards to the security or integrity of T-Mobile Confidential Information and protect against any anticipated threats or hazards; and (iii) protect against unauthorized access to or use of T-Mobile Confidential Information. The Parties will mutually update

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the Information Security Measures from time to time during the Term as necessary to align with then-current industry standards. Compliance with such policies will not otherwise relieve Provider of its duties to protect the T-Mobile Information or the other Confidential Information of T-Mobile. Without limiting the generality of the foregoing, the Information Security Measures: (A) will provide for continual assessment and re-assessment of the risks to the security of T-Mobile Confidential Information acquired or maintained by Provider and the Subcontractors in connection with the Services, including but not limited to (1) the identification of internal and external threats that could result in unauthorized disclosure, alteration or destruction of T-Mobile Confidential Information and systems used by Provider and its Subcontractors, (2) the assessment of the likelihood and potential damage of such threats, taking into account the sensitivity of T-Mobile Confidential Information, and (3) the assessment of the sufficiency of policies, procedures, information systems of Provider and its Subcontractors, and other arrangements in place, to control risks; (B) will provide appropriate protection against such risks, including but not limited to, maintaining Information Security Measures that meet the highest standards to safeguard information, including the then-current Best Practices, and compliance with the highest applicable information security specifications; and (C) will be updated by the Parties from time to time as necessary to align with then-current industry standards, and at minimum, consistent with and no less stringent than those maintained by T-Mobile as of the Effective Date, or as later prescribed by T-Mobile (upon reasonable written notice to Provider), and will be no less rigorous than those maintained by Provider for its own information of a similar nature. T-Mobile shall have the right to establish backup security for T-Mobile Confidential Information and to keep backup data and data files in its possession if it chooses. For the avoidance of doubt, the provisions of this Section 9 (Safeguarding of Data; Confidentiality) shall not be deemed to limit Provider’s obligations under Schedule 7 (Security).

(b)	Additional Obligations. Without limiting the generality of the foregoing:
(i)

Access to all T-Mobile Confidential Information, T-Mobile Confidential Information and/or any other records of T-Mobile will be subject to the data records and security procedures set forth in Schedule 7 (Security);

(ii)	All T-Mobile Confidential Information, T-Mobile Confidential Information and/or any other records of T-Mobile will physically reside in the United States at all times during the Term;
(iii)

Services Personnel shall not attempt to access, or allow access to, any T-Mobile Confidential Information, files or programs within the information systems environment to which they are not entitled under these GTCs, the SAs, or any Orders. Only those Services Personnel whose work necessitates access to T-Mobile Confidential Information will have access to such data. If access by other persons is attempted or attained, Provider shall immediately report such incident to T-Mobile, describe in detail any accessed materials and return to T-Mobile any copied or removed T-Mobile Confidential Information, files or programs; and

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(iv)

Provider shall institute systems security measures in compliance with Best Practices to guard against the unauthorized access, alteration, misuse or destruction of Software and T-Mobile Confidential Information. Such measures will include the installation of Software that: (A) requires all Services Personnel to enter an identification number and password prior to gaining access to the information systems; (B) controls and tracks the addition and deletion of Services Personnel accessing such information systems; (C) controls user access to areas and features of the systems; and (D) logs all instances of user access to the information systems.

9.3	Security Breaches.

Provider represents and warrants that: (a) it and its subcontractors’ networks, systems and premises, including any third-party data center(s) utilized by Provider (collectively, the “Provider Systems”), have not suffered any actual, probable or reasonably suspected breach of any safeguards or of any other actual, probable or reasonably suspected unauthorized access to, or acquisition, use, loss, destruction, compromise or disclosure of, any information maintained on the Provider Systems prior to the date hereof (each, a “Security Breach”); or (b) if the Provider Systems have suffered one or more Security Breaches, that Provider has disclosed each Security Breach to T-Mobile. Provider represents and warrants that Provider is not, and has not been, a party to any current, pending, threatened or resolved enforcement action of any government agency, or any consent decree or settlement with any governmental agency or private person or entity regarding any Security Breach or otherwise regarding data or information security. Provider will immediately notify T-Mobile of any actual, probable or reasonably suspected Security Breach related to T-Mobile Confidential Information, subject to applicable Laws. In any notification to T-Mobile required under this Section, Provider will designate a single individual employed by Provider who will be available to T-Mobile 24-hours per day, 7-days per week as a contact regarding Provider’s obligations under this Section. Provider will: (i) assist T-Mobile in investigating, remedying and taking any other action T-Mobile deems necessary regarding any Security Breach and any dispute, inquiry or claim that concerns the Security Breach; and (ii) will provide T-Mobile with assurance satisfactory to T-Mobile that such Security Breach or potential Security Breach will not recur. Unless prohibited by an applicable Law, statute or court order, Provider will also notify T-Mobile of any third-party legal process relating to any Security Breach, including, without limitation, any legal process initiated by any governmental entity (foreign or domestic).

9.4	Confidentiality.
(a)	Confidential Information. Provider and T-Mobile each acknowledge that they may be furnished with, receive, or otherwise have access to Confidential Information of the other Party.
(b)	Obligations and Acknowledgments.
(i)

Each Party’s Confidential Information will remain the property of that Party except as expressly provided otherwise by the other provisions of these GTCs, the Order or the SAs. T-Mobile and Provider shall each use at least the same degree of care, but in any event no less than a commercially reasonable degree of care consistent with Best Practices (including the highest industry standards at such time) and with all applicable Laws, to prevent disclosing to third parties the Confidential Information of the other, that it uses to avoid unauthorized

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disclosure, publication or dissemination of its own information of a similar nature; provided that the Parties may disclose such information to employees, auditors, legal counsel, tax advisors, accountants, Affiliates or Subcontractors receiving or performing services required hereunder where (A) use by such entity is authorized under these GTCs or the SAs, (B) such disclosure is necessary or otherwise naturally occurs in that entity’s scope of responsibility, and is not otherwise restricted under applicable Laws or under the terms of the MSA or SAs, (C) the entity agrees in writing to assume the obligations described in this Section 9.4 (Confidentiality), (D) the receiving party assumes full responsibility for the acts and omissions of the persons or entity to which such Confidential Information was disclosed, and (E) such disclosure complies with applicable Laws. Any disclosure to such entity will be under the terms and conditions as described herein.

(ii)

The parties will use commercially reasonable efforts to mark Confidential Information as “Confidential” if disclosed in a tangible medium or identify information as “confidential” if disclosed orally. But, notwithstanding the marking and identification requirements, Confidential Information includes information that, due to its character or nature, reasonable people in a like position and under like circumstances would treat as confidential or understand as being confidential.

(iii)	Provider shall take all commercially reasonable efforts consistent with industry standards and all applicable Laws to ensure that Services Personnel comply with these confidentiality provisions.
(iv)

Without limiting its obligations under the foregoing, Provider shall comply with all applicable Privacy Laws and/or data protection Laws, and the rules and regulations promulgated thereunder, with respect to the performance of these GTCs and the SAs, the Services and all protected customer information that is in its possession or under its control. Without limiting the foregoing, Provider shall comply with its obligations under Schedule 6 (Regulatory Compliance Schedule).

(c)

Exclusions. Subject to the terms of Section 9.1(b) (Personal Information), the terms of Section 9.4(b)(i) will not apply to any particular information which the receiving Party can demonstrate: (i) is already known to the receiving Party at the time of its disclosure without violation of a confidentiality obligation to the furnishing Party; (ii) is or becomes publicly known through no wrongful act of the receiving Party; (iii) is received by the receiving Party from a third party without any intervening violations of confidentiality obligations to the furnishing Party or its Affiliates with respect to such information; or (iv) is independently developed by the receiving Party without use of or reference to the other Party’s Confidential Information. Section 9.4(b)(i) also will not apply to any Confidential Information with respect to which the receiving Party is advised by counsel is lawfully required to be disclosed to any government agency or is otherwise required to be disclosed by Law, including, without limitation, applicable Securities Laws.

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(d)

Loss of Confidential Information. In the event of any disclosure or loss of, or inability to account for, any Confidential Information of the furnishing Party (including, by way of example but not limitation, through breach of Provider’s network systems), the receiving Party shall, without limitation to its other obligations under the MSA, SAs or Orders, promptly, at its own expense: (i) notify the furnishing Party in writing; (ii) take such actions as may be necessary or reasonably requested by the furnishing Party to minimize the violation; and (iii) cooperate in all reasonable respects with the furnishing Party to minimize the violation and any damage resulting therefrom.

(e)

No Implied Rights. Nothing contained in this provision will be construed as obligating a Party to disclose its Confidential Information to the other Party, or as granting to or conferring on a Party, expressly or impliedly, any rights or license to the Confidential Information of the other Party.

(f)

Compelled Disclosure. If a receiving Party is required to disclose Confidential Information (a) in connection with a judicial, regulatory, agency or administrative proceedings, (b) in accordance with applicable Securities Laws or regulations, or (c) according to the rules, regulations or requirements of any stock exchange on which the shares or depositary receipts of the party or its affiliates are listed, the receiving Party will give prompt, advance, written notice to the disclosing Party, so the disclosing Party, at its election and sole expense, may seek a protective order or other appropriate relief at its sole cost and expense. The receiving Party will provide reasonable assistance requested by the disclosing party, at the disclosing party’s sole expense. The receiving Party will disclose only that portion of the Confidential Information that its legal counsel advises it is legally required or otherwise obligated to disclose. If a protective order is not obtained, the receiving Party will exercise reasonable efforts to preserve the confidentiality of the Confidential Information including, without limitation, by cooperating with the disclosing Party to obtain an appropriate order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

9.5	Security of Cardholder Information.

If Provider has access to Cardholder Information, as defined herein, this Section will apply.

(a)

Provider hereby represents and warrants that Provider is presently in compliance with, and will remain in compliance with, an approved version of the Payment Card Industry Data Security Standard, developed and published jointly by American Express, Discover Financial Services, JCB, MasterCard Worldwide and Visa International (“Card Issuers”) or the PCI Security Standards Council (the “Council”), as applicable, for protecting individual numbers used to identify credit and debit card accounts and other personally identifiable information relating to the use of such credit and debit card accounts to purchase T-Mobile products or services (“Cardholder Information”), as the same may be amended, updated, replaced or augmented by the Card Issuers and the Council (the “PCI Standard”). Provider will provide proof of Provider’s Compliance with the PCI Standard as part of the SSA process set forth above.

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(b)

Provider will not commit any act or omission that causes T-Mobile to violate the PCI Standard or to be fined, sanctioned or penalized by Card Issuers, the Council or any third party for the failure to properly protect, secure, maintain, use and store Cardholder Information.

(c)	As between Provider and T-Mobile, all Cardholder Information is, and will remain, owned by T-Mobile.
(d)	Provider is solely responsible for the security of Cardholder Information that Provider possesses or controls.
(e)

Provider will only access, use and disclose Cardholder Information if and to the extent necessary to: (a) process and otherwise facilitate credit and debit transactions on T-Mobile’s behalf; (b) comply with Applicable Laws, Card Issuer regulations and written T-Mobile policies; and (c) as otherwise instructed in writing by an authorized T-Mobile officer.

(f)	Cardholder Information is T-Mobile Information for all purposes under this Agreement.
(g)

Provider will provide the Council, the Card Issuers and any of their respective agents and designees with full access to any and all Provider Systems, and any other Provider books, records, premises and systems in the event of any Security Breach in which Cardholder Information may have been compromised, and to cooperate fully with any verification, testing and review of Provider’s compliance with the PCI Standard.

10.	Performance Standards and Service Levels
10.1	General.

In addition to the other obligations of Provider with respect to the Services, Provider will perform the Services in conformance, at a minimum, with the Service Levels set forth in the respective SA or Order, and otherwise in conformance with Best Practices. The provisions of this Section 10 (Performance Standards and Service Levels) will be in furtherance of, and will not be deemed to limit, the obligations of the Parties under the respective SA or Order.

10.2	Productivity Commitments.

The Parties acknowledge and agree that the knowledge and experience Provider will develop in performing the Services is expected improve Provider’s efficiency and skill in the performance of such Services, separate from any gains in efficiency that result primarily from the implementation of Change Orders, improvements in Equipment and Software or other exogenous factors. In view of the foregoing, but without limitation to Provider’s obligations to meet or exceed the Service Levels throughout the Term, Provider agrees to meet the commitments, if any, regarding annual productivity improvements as may be set forth in Schedule 8 (Governance) or the Pricing Schedule.

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10.3	Service Level Reporting.

Provider will, throughout its provision of the Services (including its provision of any Termination Assistance Services provided after the conclusion of the Term), deliver periodic reports to T-Mobile, in form and substance reasonably acceptable to T-Mobile or identified in the SA, that clearly, completely and accurately reflect the performance of the Services during the applicable period; provided, however, that T-Mobile shall not require reports to provide information that is not necessary to verify the performance of the Services in accordance with the applicable Service Levels. Such reports may be further described in an SA, Service Level Schedule (if any), Schedule 8 (Governance), or applicable Order.

10.4	Quarterly and Annual Reviews.

On a quarterly and annual basis during the Term or as otherwise set forth in Schedule 8 (Governance), T-Mobile and Provider will review the Service Levels and will revise and supplement the Service Levels as mutually agreed upon to reflect improved performance capabilities associated with advances in the technology and methods used to perform the Services, as well as for conformance with then-current Best Practices.

10.5	Measurement and Monitoring Tools.

Each Service Level will be measured as specified in the SA or Order, which will specify methods for collecting, measuring and reporting Service Level data and metrics (collectively, the “Reporting Tools”). Provider shall provide Reporting Tools that, in conformance with Best Practices, accurate, timely and sufficiently complete information regarding the performance of the Services as compared against the Service Levels, and no less than the level and quality of information used internally by Provider to monitor and assess the performance of the Services. Additionally, throughout the Term and to the extent the following exist, Provider will, at no further cost to T-Mobile, propose new Reporting Tools and metrics, as well as updates to currently implemented Reporting Tools and metrics (collectively, “Reporting Tool Changes”), to ensure that T-Mobile consistently receives, at all times during the Term, accurate, complete and timely information regarding the quality and efficiency of the performance of the Services, in conformance with Best Practices and the foregoing requirements. Such Reporting Tool Changes will be described to T-Mobile in a written instrument that accurately and objectively explains why such newly proposed tools or updates to existing tools are superior to those currently in use. The Reporting Tool Changes will be implemented at T-Mobile’s sole discretion; any Reporting Tool Changes undertaken pursuant to this Section 10.5 (Measurement and Monitoring Tools) will be implemented in a manner that: (i) ensures that the Service Levels can be measured and enforced during the implementation of such Reporting Tool Changes; and (ii) does not otherwise impede the performance of the Services. Upon request, Provider will provide T-Mobile with reasonably requested information relating to, and on-site access to, the Reporting Tools and procedures utilized by Provider, as well as the reports and other output of those Reporting Tools. T-Mobile will not be required to pay any additional charge for the supply, implementation, use of or reasonable access to such Reporting Tools.

10.6	Adjustment of Service Levels.
(a)	The Parties will review and, if necessary and mutually agreed to, adjust the Service Levels in accordance with the applicable SA or Order.

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(b)

Either Party may, at any time upon notice to the other Party, initiate negotiations to review and, upon agreement by the Parties, adjust any Service Level that such Party in good faith believes is inappropriate at the time.

(c)

In addition, T-Mobile may, from time to time, change the Service Levels under a SA to reflect its changing business needs, including adding or removing a Service Level or using a Service Credit pool, if any, set forth in the relevant SA or Order. A new Service Level (which, for purposes of this subsection, includes changes to existing Service Levels) for which there is historical data will take effect 60 days after T-Mobile gives Provider a notice specifying the new Service Level. A new Service Level for which there is no historical data will take effect 90 days after T-Mobile gives Provider a notice specifying the new Service Level, during which time the Parties will measure the new Service Level. If Provider can demonstrate to T-Mobile’s reasonable satisfaction that such new Service Level will materially increase Provider’s cost of performing the Services under the applicable SA, T-Mobile may only add that new Service Level if:

(i)	Provider agrees; or
(ii)	Provider does not agree, but:
(1)

T-Mobile removes an existing Service Level at the same time as introducing the new Service Level and the cost of providing the Services in accordance with the new Service Level and the cost of measuring and reporting on such new Service Level is not materially higher than the cost of providing the Services under the existing Service Level and the cost of measuring and reporting on the existing Service Level; or

(2)	T-Mobile agrees to pay Provider for its incremental cost of providing the Services under the new Service Level and the cost of measuring and reporting on the new Service Level.
10.7	Root-Cause Analysis.
(a)

Within five (5) days of the occurrence of Service Level failures, Provider will provide a written root cause analysis of such failure as further provided in the Service Level Schedule; provided, however, that if Provider does not possess information sufficient to provide a final root cause report, it will provide a preliminary report to T-Mobile, and will use commercially reasonable efforts to provide a final report as soon as commercially practicable and will provide update to T-Mobile at least once each 24 hour period until Provider provides a final report to T-Mobile.

(b)

If Provider fails to provide the Services in accordance with the Service Levels, Provider will (1) promptly investigate and perform a root cause analysis on the failure, (2) identify the problem causing the failure and report to T-Mobile, (3) correct the problem as soon as practicable and resume meeting the Service Levels, (4) advise T-Mobile of the status of the problem at stages determined by T-Mobile and (5) demonstrate to T-Mobile that all reasonable action has been taken to prevent any recurrence of such default or failure.

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(c)

Provider will, at any time at which Provider anticipates that it will fail to meet a Service Level, advise T-Mobile of the status of the problem at time intervals jointly agreed to by Provider and T-Mobile.

10.8	Service Credits.
(a)

In the event of a failure to provide the Services set forth in any SA or Order in accordance with the applicable Service Levels, Provider will incur the Service Credits identified in and according to such SA or Order.

(b)	Service Credits will be allocated among the Service Levels and calculated in accordance with the procedure set forth in the applicable SA or Order.
(c)	Nothing in this Section will be deemed to limit or obviate T-Mobile’s right to terminate this Agreement or any SA or Order pursuant to Section 5.3 (Termination by T-Mobile).
10.9	Deliverable Credits.
(a)

Deliverable Credits are one-time credits for failing to provide certain Deliverables by the time or in the manner agreed. Deliverable Credits apply to (1) Deliverables as specified in (a) this Agreement or (b) any SA or Order and (2) such other Deliverables as may be agreed to by the Parties from time to time.

(b)

A Deliverable Credit payable in respect of a particular Deliverable will be credited by Provider to T-Mobile on the invoice that contains charges for the month during which the right to such Deliverable Credit arose or as soon thereafter as is practicable.

(c)

Deliverable Credits will not limit T-Mobile’s right to recover, in accordance with this Agreement, other damages incurred by T-Mobile as a result of failure to provide Deliverables that are subject to a Deliverable Credit by the time or in the manner agreed; provided, however, that any award of damages with respect of any such failure will be reduced by any Deliverable Credits already credited by Provider to T-Mobile with respect to such failure.

(d)

Nothing in this Section will be deemed to limit or obviate T-Mobile’s right to terminate this Agreement or any SA pursuant to Section 5.3 (Termination by T-Mobile) or Section 4.7(f) (Termination for Cause).

10.10	Performance Information.

The raw data and detailed supporting information and reports to be delivered to T-Mobile relating to Service Levels and performance (“Performance Information”) will be T-Mobile Confidential Information for the purposes of this Agreement. Provider may only use Performance Information in the course of providing the Services and for its internal business purposes and will provide material containing that Performance Information to T-Mobile promptly on request.

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11.	Governance
11.1	Governance Teams

Terms regarding the Governance Teams and certain governance procedures to be used by Provider are set forth in Schedule 8 (Governance).

11.2	Use of Subcontractors.
(a)	General Right to Use. Provider may use Subcontractors to perform the Services in accordance with the requirements set forth in this Section 11.2 (Use of Subcontractors).
(b)

Discontinuation of Use. Upon request by T-Mobile, Provider shall identify any and all Subcontractors being used to provide any specific Service, or verify whether Provider is using a particular Subcontractor to provide the Services. T-Mobile will have the right during the Term to require Provider’s discontinuation of using any Subcontractor with respect to the Services performed by such Subcontractor for T-Mobile, and direct Provider not to use such Subcontractor in the performance of such Services  if: (i) such Subcontractor’s performance of such Services is materially deficient; (ii) good faith doubts exist concerning such Subcontractor’s ability to render future performance because of changes in such Subcontractor’s ownership, management, financial condition, or other similar reasons; or (iii) there have been material misrepresentations by or concerning such Subcontractor. Notwithstanding the foregoing, such discontinuation of use of a Subcontractor as described above will not relieve Provider’s obligations under these GTCs, the SAs and the Orders. In the event that T-Mobile requires discontinuation of use of a Subcontractor as described above and Provider is unable or unwilling to replace such Subcontractor with another Subcontractor to T-Mobile’s reasonable satisfaction: (1) T-Mobile may exercise its rights pursuant to Section 4.1(e) (Step-In Rights); (2) Provider will be liable for payment for such Services from the alternate source; and (3) Provider will remain responsible for performance of its obligations under these GTCs and the applicable SAs as set forth in Section 11.2(e) (Additional Rights and Obligations), which performance will be provided to T-Mobile without disruption.

(c)	Provisions of Subcontracts.
(i)

Except with respect to Shared Subcontractors, Subcontractors who will not have direct access to T-Mobile facilities or Confidential Information, or other Subcontractors who are providing or supporting the Services on a de minimis basis, Provider will include provisions in contracts executed after the Effective Date (“New Subcontracts”) that are necessary for Provider to fulfill its obligations under this Agreement, including  the SAs (collectively, the “Subcontractor Provisions”); provided, however that the Subcontractor Provisions do not need to reflect the exact wording of the provisions in this Agreement.

(ii)

The Parties acknowledge and agree that, with respect to New Subcontracts pursuant to which the Subcontractor will provide one or more Services to T-Mobile, T-Mobile will be a third party beneficiary with full enforcement rights

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with respect to such Subcontractor Provisions. Furthermore, Provider will ensure that each such New Subcontract is assignable to T-Mobile upon the expiration or termination of the SAs for which such Subcontractors’ services are utilized.

(d)

Shared Subcontractors. In addition to, and without limiting, Provider’s right to use Subcontractors as set forth in Section 11.2(a) (Subcontractors – General Right to Use) above, Provider may, in the ordinary course of business, subcontract (a) for third party services or products that are not exclusively dedicated to T-Mobile and that do not include regular direct contact with T-Mobile personnel or the performance of services at T-Mobile Facilities or (b) with temporary personnel firms for the provision of temporary contract labor (collectively, “Shared Subcontractors”); provided, however, that such Shared Subcontractors possess the training and experience, competence and skill to perform the work in a skilled and professional manner.

(e)

Additional Rights and Obligations. Provider will remain, as between the Parties, solely responsible for acts or omissions of its Subcontractors to the same extent as if such acts or omissions were undertaken by Provider’s employees, and for purposes of these GTCs and the SAs, work performed or acts or omissions undertaken by such Subcontractors will be deemed to have been performed or undertaken, as the case may be, by Provider. Provider will promptly notify T-Mobile in writing of any breach by a Subcontractor of any terms or conditions of the MSA or applicable SAs or Orders thereunder. Provider will be T-Mobile’s sole point of contact regarding any Subcontractors, including with respect to payment, provided that, to the extent that a Subcontractor is in breach of any of the Subcontractor Provisions, T-Mobile will have the unconditional right and power to enforce the Subcontractor Provisions directly against such Subcontractor, without first proceeding with or exhausting any remedies against Provider. Without limitation to its obligations under Section 11.2(c) (Provisions of Subcontracts), Provider will not disclose T-Mobile Confidential Information to a Subcontractor unless and until such Subcontractor has agreed in writing to protect the confidentiality of such Confidential Information in a manner substantially equivalent to that required of Provider under this Agreement.

11.3	Service Change Procedures.
(a)

Overview. The Parties will use the following “Service Change Procedures” to propose and make Changes to the Schedules, the SAs and Orders, such Changes to include, without limitation, changes to the Charges, scope or definition of the Services and/or the activities, tasks, Service Levels or other requirements, processes, provisions and operations; provided, however, that T-Mobile will be free, in its sole discretion, to change the processes or procedures used in the T-Mobile retained operations described in any Order without following the Service Change Procedures so long as such Change would not have a material impact on Provider or the Services. The purposes of these Service Change Procedures are: (i) to identify and define the Change or propose the applicable deliverables; (ii) to determine if such Change will require resources, products, services or deliverables that are substantially different in nature or substantially greater or lesser in extent from the scope of the Services or Deliverables that are then set forth in or contemplated by the then-effective Schedules, SAs and/or Orders; (iii) to identify the cost

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T-Mobile Confidential

of implementing such Change and the respective roles, responsibilities and actions of the Parties (including, without limitation, the timetable, milestones, Deliverables and Specifications (if relevant), and other applicable terms) with respect thereto; (iv) to identify the positive or negative impact of such Change on the Services, Deliverables, Service Levels and/or Charges and/or any other provision of the affected Schedules and/or Orders; (v) to identify the amendment(s) to the terms and conditions of existing Schedules and/or Orders or otherwise to these GTCs that are required by reason of, and/or to implement, such Change; and (vi) to provide such other content as required under Schedule 8 (Governance) or otherwise under the SA.

(b)

Procedures. Either Party may request Changes to the Services and to the applicable Orders. The Party proposing a Change will prepare a “Change Order” describing (i) the proposed Change, (ii) the effect that the Change will have on these GTCs, the SAs and any applicable Orders and/or the Services, and (iii) the rationale for such Change. T-Mobile may reject a Change Order from Provider for any reason or no reason. Provider will neither unreasonably withhold its consent to, nor impose unreasonable terms or conditions for its approval of, any Change Order from T-Mobile. No Change will be implemented unless and until Provider and T-Mobile have approved such Change Order in writing. T-Mobile may from time-to-time direct Provider to immediately implement a Change Order on an emergency basis, and Provider will accommodate such direction, leaving the pricing and other impacts to be resolved subsequently (but as soon as reasonably possible thereafter). Each approved Change Order will be implemented by issuing a written change authorization which updates an applicable Order; by adding a new Order, if necessary; or by updating any other relevant contract documentation.

(c)

Increase to Charges. With respect to any Change Order, Provider may not increase the fees payable under these GTCs or any Order thereunder unless approved in advance in a written instrument signed by T-Mobile. If Provider believes a Change Order requires an increase in Charges, then it will promptly submit materials and information showing the basis for Provider’s belief as well as the anticipated impact of such Change. Provider and T-Mobile will use commercially reasonable efforts to assess whether the Change Order requires or involves an increase in Charges. Any increase of Charges resulting from such a Change will not be disproportionate to the then-current Charges provided in the Pricing Schedule.

(d)

Reduction in Charges. Any Change may result in a reduction in Charges payable under this Agreement, in particular, where the Change would reduce the cost to Provider of providing the affected Services. During the Term, Provider will use commercially reasonable efforts to plan for, identify and realize opportunities, including introduction of new, changed or improved processes, methods, methodologies, technologies, Equipment and/or Software, to reduce the cost of providing the Services. In so doing, Provider will submit a Change Order, advising T-Mobile of each savings opportunity that Provider has identified together with Provider’s best good faith estimate of the resulting savings to Provider. Unless T-Mobile objects to such Change, Provider will implement the savings opportunities so identified and the Charges will be revised so that the net decrease in the cost of providing the Services is allocated between Provider and T-Mobile equally during the first twelve (12) months following such Change (unless otherwise provided in the

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T-Mobile Confidential

Pricing Schedule, Order or elsewhere in the SA or otherwise agreed by the Parties in writing) with such savings to be effective starting in the calendar month in which they are realized by Provider.
11.4	Change in Laws.

If the enactment, modification or rescission (including expiration) of any applicable Law or any change to the tariff of an Incumbent Local Exchange Carrier (a “Regulatory Event”), including, by way of example but not limitation, any such change in tax or inter-carrier compensation Laws or tandem charges, has a material adverse effect on: (i) Provider’s ability to perform its obligations hereunder or under an SA; (ii) T-Mobile’s ability to perform its obligations under hereunder or under an SA; (iii) T-Mobile’s ability to use the Services or Deliverables; or (iv) the cost to T-Mobile of continuing to use the Services, Equipment, Software or Deliverables, then the Parties will use their good faith and diligent efforts to arrive at a mutually agreeable change, pursuant to the Service Change Procedures, that will modify the Services and/or Deliverables in a manner that avoids or eliminates such material adverse effect subject to the provisions set forth herein. If the Regulatory Event modifies, implements or rescinds a Law that applies to Provider or if the Regulatory Event implements, modifies or rescinds a Law that is applicable to a material portion of any of Provider’s other customers, then Provider will bear all costs and expenses associated with such Change even if the Law also applies to T-Mobile; provided, however, that the Parties shall negotiate in good faith in the event of such Regulatory Event. If the Regulatory Event modifies, implements or rescinds a Law that applies to T-Mobile but not to Provider or a material portion of Provider’s other customers, then unless otherwise provided in this MSA, a SA or an Order, T-Mobile will bear all costs and expenses associated with such Change; provided, however, that the Parties shall negotiate in good faith in the event of such Regulatory Event. For the avoidance of doubt, the foregoing will not be deemed to limit T-Mobile’s rights under Section 5.3 (Termination by T-Mobile).  If the Parties are unable to agree on changes that eliminate the material adverse effect on either Party, then either Party may terminate this Agreement by providing written notice to the other Party.

11.5	Procedures Manual

Within ninety (90) days after an SA Effective Date, Provider will deliver a draft procedures manual (the “Procedures Manual”) to T-Mobile, for its review and comment. Provider will incorporate reasonable comments or suggestions of T-Mobile and will finalize the Procedures Manual within one hundred eighty (180) days after the first SA Effective Date. The Procedures Manual will include, among other things, technical details regarding the implementation of the Services and associated systems (e.g., Session Initiation Protocol (“SIP”) details, diagrams of specifications, and how and where Provider’s systems will connect with T-Mobile’s systems), based on an exchange of technical information requested by Provider and provided by T-Mobile during the Transition Period for an applicable SA. Furthermore, the Procedures Manual will include content regarding the management and interface requirements between the Parties during the Term, including procedures regarding the day-to-day management of T-Mobile’s receipt of the Services and the relationship between the Parties.  In addition, the Procedures Manual will set forth additional details regarding the timeline for implementation that are not set forth in the applicable SA. The Procedures Manual will be subject to the approval of T-Mobile. Provider will periodically update the Procedures Manual to reflect changes in the operations or procedures described therein. Updates to the Procedures Manual will be provided to T-Mobile for its review, comments and approval. The Procedures Manual will describe how Provider will perform the Services, the Equipment and Software, if any, being used, and the documentation (e.g., operations manuals, user guides, specifications) that provide further details of such activities. The Procedures Manual will describe the activities Provider proposes to undertake in order to provide the Services, including where appropriate, those

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T-Mobile Confidential

direction, supervision, monitoring, staffing, reporting, planning and oversight activities normally undertaken at facilities that provide services of the type Provider provides under this MSA or any SA, and further including quality assurance procedures and comprehensive escalation procedures approved by T-Mobile. The Procedures Manual will be updated and maintained current throughout the Term, and will be provided for the Services for each SA and Order thereunder. The Procedures Manual will be owned solely by T-Mobile, and be subject to Section 14.9 (Work Made for Hire). The Procedures Manual will be sufficiently complete and detailed to enable T-Mobile or a third party to readily understand and implement the Services, and will be made available to T-Mobile at all times throughout the Term.

12.	Audits
12.1	Audit Rights.

During the Term and for seven (7) years after the expiration or termination of these GTCs and the SAs (or such longer period as may be required by Law), Provider will provide to T-Mobile, its auditors (including internal audit staff) and other representatives as T-Mobile may from time-to-time designate in writing, as well as all applicable inspectors, regulators, governmental and other authorities, access at all reasonable times to the Facilities, to Services Personnel, and to the data and records relating to the Services for the purpose of performing audits, examinations and inspections of Provider, as set forth hereinafter. T-Mobile will endeavor to give Provider at least 14 days’ notice prior to any audit, examination or inspection that T-Mobile or its designated representatives perform pursuant to this Section 12.1 (Audit Rights), and the audit will be limited to information from the prior 12 months; provided, however, that such access will be provided as soon as practicable on notice if such audit, examination or inspection if: (a) required for compliance with applicable Laws, (b) so required by any Regulatory Authorities, or (c) required in order to preempt or detect acts of any fraud or other such misconduct by Provider or any Subcontractor that, in T-Mobile’s reasonable opinion, are likely to be occurring or have occurred, and in the case of items (a) and (b), the period for which information must be made available will be the period related to the compliance with Laws or request by the Regulatory Authority. An audit, examination or inspection may be undertaken under this Section 12 (Audits) with respect to Provider’s business, records, Facilities, controls and systems, and to examine Provider’s performance of the Services and its obligations under these GTCs and the SAs, including to: (aa) verify the accuracy of Charges and invoices; (bb) verify the integrity of T-Mobile Confidential Information and T-Mobile Confidential Information and examine the systems that process, store, support and transmit such data or information; (cc) examine and verify Provider’s disaster recovery planning and testing, business resumption and continuity planning and testing, contingency arrangements and insurance coverage; (dd) meet the audit requirements of T-Mobile or T-Mobile’s customers or Providers under any of T-Mobile’s customer or Provider agreements; and (ee) examine Provider’s performance of the Services and its obligations under these GTCs and the SAs including performing audits of (i) practices and procedures; (ii) systems and information; (ii) general controls and physical and data security practices and procedures; (iv) quality initiatives and quality assurance; (v) Provider’s efficiency and costs in performing the Services (but only to the extent affecting Charges for, or timing of, Services); (vi) compliance with the terms of this MSA and the applicable SAs and Orders; (vii) any matters as necessary to enable T-Mobile to meet applicable regulatory requirements; and (viii) examine controls (e.g., organizational controls, input/output controls, system modification controls, processing controls, and system design controls) and the disaster recovery and back-up practices and procedures with respect to the Services or any T-Mobile Confidential Information; (ix) undertake other risk mitigation activities as may be identified at T-Mobile’s discretion; (x) examine and verify Provider’s insurance coverages; and (xi) any other matters reasonably requested by T-Mobile or otherwise requested by any inspectors, regulators, governmental or other authorities. Provider will provide to T-Mobile, its representatives, or such auditors, inspectors,

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T-Mobile Confidential

regulators, governmental or other authorities, as the case may be, such assistance as they require to perform the audits, examinations and inspections described herein, including, without limitation, delivering electronic copies of requested documents in the form as may be requested to such parties within twenty four (24) hours, and hard copies within seventy two (72) hours after a request. T-Mobile and its auditors and other representatives will comply with Provider’s reasonable security and confidentiality requirements.

12.2	Additional Audit Requirements.
(a)

Review with Provider. Following an audit or examination, T-Mobile may request its external auditors or examiners to conduct, an exit conference with Provider to obtain factual concurrence with issues identified in the review. Provider will reasonably participate in such an exit conference.

(b)

Operational Audits. Provider will cooperate with T-Mobile to complete T-Mobile’s Supplier Security Standard process, as defined by T-Mobile’s TISS-610 Supplier Security Standard (the “SSA Process”), then will implement those specific security requirements pursuant to such SSA Process within the time frames as a result of such SSA Process.  After such implementation, Provider will maintain compliance with such security requirements during the Term of this Agreement.

(c)

Review of Audits. Provider and T-Mobile will meet to review each audit report generated as a result of this Section promptly after the issuance thereof. Provider will at its sole cost and expense correct any deficiency or other problem found by an audit that is within the scope of such audit as it relates to the Services and Deliverables as provided in Section 12.2(d) (Corrections).

(d)

Corrections. Provider will promptly correct any material deficiency or other problem found by any audit, examination or inspection. If any audit, examination or inspection reveals that Provider’s invoices for the audited period are not correct, Provider will credit T-Mobile for the amount of any overcharges, or T-Mobile will pay Provider for the amount of any undercharges, as applicable, pursuant to the subsequent invoice, but subject to the processes of Section 7.2 (Invoicing). In addition to the foregoing, if any audit, examination or inspection reveals: (i) other Material Breaches by Provider; (ii) that Provider’s invoices for the audited period are incorrect by an amount of [* * *] or greater; or (iii) discloses an error in T-Mobile’s favor that is greater than [* * *]; (iv) reveals a material inadequacy or material insufficiency of (A) Provider’s security, confidentiality or privacy practices or standards required under these GTCs and applicable SAs or Orders, or (B) any activities of Provider hereunder that may affect T-Mobile’s internal controls on financial reporting; or (v) fraud on the part of Provider, then, without limitation to T-Mobile’s other rights or remedies under these GTCs, SA, Order or applicable Laws, the costs of the current and subsequent audits will be borne by Provider, with the subsequent audit to be performed within six (6) months thereafter. If any audit identifies any material control, process or security deficiencies, then without limitation to T-Mobile’s other rights or remedies hereunder, Provider will promptly (and in no event later than ten (10) days following such audit), submit for T-Mobile’s review and approval, a formal written remediation plan to address such deficiencies. Provider will implement such plan and correct the deficiencies immediately upon T-Mobile’s approval.

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T-Mobile Confidential

In the event that Provider fails to remediate the material deficiencies in accordance with the approved remediation plan, a penalty of [* * *] of the Charges incurred after the prescribed due date will be assessed against Provider until such material deficiencies have been remediated to T-Mobile’s satisfaction; this penalty will not be deemed as constituting liquidated damages, as a sole or exclusive remedy, or as otherwise limiting T-Mobile’s rights or remedies elsewhere under this MSA, applicable SAs or Orders, or otherwise, at law or in equity, for such non-compliance by Provider.

(e)

Financial Statements. Provider will provide T-Mobile with annual audited financial statements of Provider Parent and each of its Affiliates performing Services under the SAs or Orders (to the extent such Affiliates financial statements are not consolidated into Provider Parents) that provides any portion of the Services. Such statements will be provided within thirty (30) days of the approval of the annual audited financial statements, but in no event to be later than ninety (90) days following the end of the applicable fiscal year. Provider Parent will not be required to deliver such statements to T-Mobile if Provider Parent files such statements with the Securities and Exchange Commission.

12.3	Audit Procedure Development.

Upon request by T-Mobile, the Parties will each designate representatives of their internal audit departments to meet on a periodic basis during the Term for the purposes of developing and revising: (a) a schedule of audits to be conducted by T-Mobile or its appointed auditors; and (b) the practices and procedures to be followed with respect to such audits.

12.4	Records Retention.

For seven (7) years from the date on which all pending matters relating to these GTCs and the SAs (e.g., disputes) are closed or as required by applicable Law(s), whichever is later, Provider will maintain and provide access upon request to the records, documents and other information required to meet T-Mobile’s audit rights under these GTCs and the SAs and Orders.

13.	Personnel
13.1	Key Provider Personnel.
(a)

Key Provider Personnel. Provider acknowledges that certain of its Services Personnel are critical to Provider in providing the Services, which Services Personnel are identified as such in the SA (“Key Provider Personnel”); provided, however, that Provider shall designate the Services Personnel identified by T-Mobile as Key Provider Personnel pursuant to this Section 13.1 (Key Provider Personnel). Provider may not, for a period of eighteen (18) months from the effective date of the applicable SA (or other period specified therein for such Key Provider Personnel), without the prior written approval of T-Mobile in each instance: (i) terminate the employment of a Key Provider Personnel; or (ii) transfer or reassign a Key Provider Personnel from performing the Services; provided, however, that the foregoing restrictions shall not apply with respect to promotion (but only where such individual retains a continuing role on T-Mobile’s

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T-Mobile Confidential

account and delegates responsibility to his or her replacement), voluntary resignation, illness, disability or death of any Key Personnel; provided further, however, that T-Mobile shall not unreasonably withhold approval for termination, including, but not limited to, terminations for cause.

(b)

Replacement of Key Provider Personnel. Without limiting the obligations in Section 13.1 (Key Provider Personnel), whenever possible, Provider will give T-Mobile at least sixty (60) days’ advance written notice of any termination of a Key Provider Personnel, or if such sixty (60) days’ notice is not possible, the longest notice otherwise possible. Provider will maintain an up-to-date succession plan for all Key Provider Personnel, including provisions pertaining to knowledge transfer and continuity of Services, which plan will be subject to T-Mobile review, consent and approval. Any individual assigned to be a replacement for any Key Provider Personnel after the Effective Date will be appropriately trained, skilled and experienced for such position, and will be subject to T-Mobile’s prior written approval. Provider will provide to T-Mobile any information requested by T-Mobile about the proposed Key Provider Personnel that is relevant to their assignment in a Key Provider Personnel and will, if requested by T-Mobile, provide T-Mobile an opportunity to meet with the person proposed to fill the Key Provider Personnel. If T-Mobile objects to the person proposed to fill the Key Provider Personnel, Provider will use reasonable efforts to resolve T-Mobile’s concerns and, if such concerns are not resolved to T-Mobile’s reasonable satisfaction within five (5) Business Days of such objection, Provider will propose an alternative individual in accordance with this Section 13.1(b) (Replacement of Key Provider Personnel). Notwithstanding any provision to the contrary, Provider will be under no obligation to comply with any of the foregoing if such compliance would violate any Law(s).

(c)

Retention of Key Provider Personnel. Provider will ensure that the Key Provider Personnel are filled at all times and that the Key Provider Personnel: (i) devote substantially all of their full time and effort to performing the Services; and (ii) continue to be offered terms and conditions of employment which are competitive with those offered elsewhere for comparable positions within similar business sectors.

13.2	Services Personnel Qualifications.
(a)

Number; Qualifications. Provider will assign an adequate number of Services Personnel to perform the Services. The Services Personnel that Provider assigns to perform the Services will: (i) be properly educated, trained and fully qualified for the Services they are to perform; (ii) be familiar with the requirements set out in these GTCs and the applicable SA; (iii) perform the Services in a diligent, workmanlike and professional manner in accordance with Best Practices; (iv) have entered into any confidentiality undertakings consistent with the requirements of this Agreement; (v) comply with any policies and procedures set forth in this Agreement or that are required to be complied with pursuant to this Agreement; (vi) meet any additional qualifications (including, by way of example but not limitation, years of experience and skill sets) set forth in an applicable Order; and (vii) comply with Provider’s obligations under this Agreement.

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T-Mobile Confidential

(b)

Turnover. T-Mobile and Provider agree that it is in their best interests to keep the turnover rate of Services Personnel performing the Services to a minimum, and Provider will undertake at least commercially reasonable efforts to minimize attrition at all times during the Term. During the Term, Provider will, no more than quarterly upon T-Mobile’s request, provide data concerning its turnover rate, and meet with T-Mobile to discuss reasons for, and impact of, the turnover rate and otherwise keep the turnover rate within the applicable Service Levels for the applicable Services Personnel at all times, as set forth in the Service Level Schedule and/or the applicable Order. Provider shall also provide, at all times during the Term of an SA all management personnel required to manage and supervise the performance of the Services and to ensure Provider’s conformance with Best Practices (collectively, the “Management Resources”).

(c)

Removal of Services Personnel. In the event that T-Mobile determines in good faith that the continued assignment to the T-Mobile account of any Services Personnel is not in the best interests of T-Mobile, then T-Mobile will give Provider written notice to that effect. After receipt of such notice, Provider will have a reasonable period of time in which to investigate the matters stated in such notice, discuss its findings with T-Mobile and resolve any problems with such person; provided, however, that in the event that T-Mobile determines that the immediate removal of such person from the T-Mobile account is necessary to protect the legitimate interests of T-Mobile, Provider will immediately remove such person from the T-Mobile account. If, following such period, T-Mobile requests the replacement of such person, Provider will replace that person with another person of suitable ability and qualifications.

13.3	Services Personnel Verification and Additional Obligations.
(a)

Verification. Provider will verify that, as of the Effective Date, the date of hire of such personnel, or the date such personnel begins providing Services to T-Mobile, all of the employees of Provider who are performing the applicable Services under these GTCs and the applicable SA, regardless of their location: (i) have not been convicted of any crime involving [* * *], [* * *], [* * *], [* * *] or [* * *] under any Laws; and (ii) have not been on any list published and maintained by the [* * *] of the [* * *] of persons or entities with whom any [* * *] or [* * *] is prohibited from conducting business; provided, however, that Provider shall continue to verify throughout the Term that such employees are not on the lists as required by applicable Law(s).. Presently, the list of such persons or entities can be found on the following websites:

[* * *] List and [* * *] List of the [* * *]	[* * *] [* * *]
[* * *] and [* * *] List of the [* * *]	[* * *]
The [* * *] List - the [* * *]	[* * *]

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T-Mobile Confidential

If either Party becomes aware that any Services Personnel has been convicted of a crime involving [* * *], [* * *], [* * *], [* * *] or [* * *], or is included on any of the above lists, then Provider will promptly remove such Services Personnel from providing Services to T-Mobile and prohibit such Services Personnel from entering any Facilities (excluding Provider’s headquarters). In addition, upon T-Mobile’s request, Provider will annually certify to T-Mobile that, to the best of its knowledge, none of the Services Personnel have been convicted of any criminal felony involving fraud, theft, dishonesty or a breach of trust under any Laws during that year.

(b)

Background Checks and Drug Testing. In accordance with applicable Laws and Best Practices, Provider will obtain or have obtained (or will cause its third party contractor to obtain or have obtained) a background investigation on all employees of Provider and third party contractors who have access to [* * *] or [* * *] or who are selected to work on [* * *] as a condition of their employment. The security and background investigation will include [* * *] record checks, consisting of [* * *] records of any [* * *] in the U.S. or other jurisdictions from which Services are provided or in which Services are rendered, except to the extent impermissible under applicable Laws.

(c)

Compliance with Laws. Provider will comply with all applicable Laws with respect to its Services Personnel, including, but not limited, to occupational health and safety, employment standards, human rights and workplace safety and insurance, and any change to such Laws will not entitle Provider to seek a change under this Agreement. Provider will not be entitled to any of the benefits that T-Mobile may make available to its employees, including, but not limited to, group health or life insurance, stock options, profit sharing, or retirement benefits. Provider is solely responsible for all taxes and withholdings, severance and redundancy pay, benefits (including, without limitation, vacation, sick leave, holidays, pension or profit sharing contributions, stock options, etc.), and other similar obligations, whether statutory or otherwise, with respect to the performance of all their work and receipt of fees hereunder. In addition, Provider will, and will cause its employees to, comply with T-Mobile’s requirements as further provided in Schedule 6 (Regulatory Compliance Schedule). Without limiting the foregoing, in the event that a new SA is entered into pursuant to these GTCs where Provider is a member of the European Union, Provider will comply with the applicable Transfer of Undertakings (Protection of Employment) Regulation 2006 and related Laws, as further set forth in the Transition Services Schedule and the Termination Assistance Schedule. In addition to any other indemnity obligations hereunder, Provider will defend, indemnify, and hold T-Mobile, its Affiliates, and their respective officers, directors, employees, agents, successors and assigns harmless from and against any and all claims made by any person or entity on account of an alleged failure to satisfy any obligation specified in this Section 13.3(c) (Compliance with Laws).

(d)

Travel Documentation. Provider will obtain and maintain all visas, passports, permits and other documentation necessary for Provider to visit, train or work in other countries as required in connection with performing the Services or this Agreement. Without limitation to the foregoing, Provider will ensure that any Services Personnel who may reasonably be expected to travel in connection with the performance of the Services will at all times maintain valid passports, visas and work permits as necessary for such travel. Upon Provider’s written request, T-Mobile will provide reasonable assistance at

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T-Mobile Confidential

Provider’s expense, with Provider’s prior written approval, in obtaining such visas and permits including, when necessary, letters of invitation. Upon T-Mobile’s prior written request and in accordance with the audit procedures in this Agreement, T-Mobile may review such visas, passports and permits and other documentation related to complying with such requirements hereunder. To the extent that any T-Mobile employees, agents or representatives may travel in connection with T-Mobile’s receipt of Services under this Agreement, Provider will cooperate to obtain necessary visas and permits for such travel, including the provision of letters of invitation.

13.4	Maintaining Services Personnel Records.

Provider will maintain personnel records (including recording length of service, pension details (if any), disciplinary records and all other personnel records required to be maintained by Law) in the format normally adopted by it in respect of the Services Personnel. Without limitation to its obligations under this Section 13.4 (Maintaining Services Personnel Records), Provider will, within five (5) Business Days of receiving a reasonable request by T-Mobile, supply to T-Mobile:

(a)	complete and accurate information as to the number of Services Personnel working on the Services at that time;
(b)	the identity of each Services Personnel; and
(c)

subject to any limits under applicable Law, any other information reasonably required by T-Mobile relating to the Services Personnel and which is in the possession of Provider or which can reasonably be obtained by Provider from a third party.

13.5	Transfer of T-Mobile Personnel

On or prior to the applicable SA Effective Date, Provider shall offer employment to each and every employee of T-Mobile and/or its third party designees that Provider has agreed to employ pursuant to such SA (each, a “Transferred Employee” and, collectively, the “Transferred Employees”). A list of such Transferred Employees (including Key Transferred Employees), if any, will be set forth in the Transition Plan for such SA. Additional lists of Transferred Employees, if any, may also be set forth in one (1) or more Orders under such SA. Each Transferred Employee will be offered employment with Provider pursuant to the terms set forth in the Transferred Employees Schedule to such SA or Order.

13.6	Service Delivery Management
(a)

Customer Relationship Manager. T-Mobile will appoint an individual (the “T-Mobile Relationship Manager”) who, from the Effective Date of the Agreement, will serve as the primary T-Mobile representative under the Agreement. The T-Mobile Relationship Manager will (a) have overall responsibility for managing and coordinating the performance of T-Mobile’s obligations under the Agreement, and (b) be authorized to act for and on behalf of T-Mobile with respect to all matters relating to the Agreement. Notwithstanding the foregoing, the T-Mobile Relationship Manager may, upon notice to the Provider Relationship Manager, delegate such of his or her responsibilities, as the T-Mobile Relationship Manager deems appropriate.

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T-Mobile Confidential

(b)

Provider Relationship Manager. Provider will appoint an individual (the “Provider Relationship Manager”) who, from the Effective Date of the Agreement, will serve, on a full time basis, as the primary Provider representative under the Agreement. The Provider Relationship Manager will be a Key Position and the initial appointment and subsequent replacement of the Provider Relationship Manager will be subject to all procedures related to Key Positions. The Provider Relationship Manager will (a) have overall responsibility for managing and coordinating the performance of Provider’s obligations under the Agreement, and (b) be authorized to act for and on behalf of Provider with respect to all matters relating to the Agreement.

14.	Software and Proprietary Rights
14.1	General.

All Provider Software and T-Mobile Software are as defined and set forth on the Software Schedule of the applicable SA or Order, which may be updated periodically as provided in such SA or Order upon mutual written agreement of the Parties.

14.2	T-Mobile Software.

As between T-Mobile and Provider, T-Mobile will retain all right, title and interest in and to T-Mobile Software, including all Intellectual Property Rights therein. Subject to the terms provided hereinafter, Provider is granted a world-wide, fully paid-up, non-exclusive, revocable license, without the right to grant sublicenses (except as otherwise expressly provided in this Agreement) during the Term to use, copy, maintain, modify, enhance and create derivative works of T-Mobile Software for the sole purpose of providing the Services. Provider will not be permitted to use T-Mobile Software for the benefit of any entities other than T-Mobile without the prior written consent of T-Mobile, which may be withheld at T-Mobile’s sole discretion. Provider may sublicense its rights under this Section 14 (Software and Proprietary Rights) to Subcontractors, if such sublicense is pre-approved in writing by T-Mobile, and further provided that such sublicense will be: (i) deemed to have been provided only to the limited extent necessary to fulfill Provider’s obligations to provide the Services; (ii) contingent upon such Subcontractor’s agreement to be bound by all of the obligations under this Section 14 (Software and Proprietary Rights); and (iii) further subject to fulfillment of the requirements set forth in Section 11.2 (Use of Subcontractors). Except as otherwise requested or approved by T-Mobile in writing, Provider will cease all use of T-Mobile Software upon expiration or termination of these GTCs, an applicable SA or Order, or a relevant portion of any of the foregoing. Any licenses to T-Mobile Third Party Software that are granted to Provider will be further subject to any restrictions in T-Mobile’s license agreement with the third party Provider, as may be further provided with respect to such software in the Software Schedule.

14.3	Provider Software.
(a)

License During Term. As between T-Mobile and Provider, Provider will retain all right, title and interest in and to Provider Software. T-Mobile will have the right to approve any Provider Software prior to Provider’s use of such Software to provide the Services. Provider will be responsible for installing, operating and maintaining Provider Software at its own expense. As and to the extent necessary for T-Mobile or a Designee on T-Mobile’s behalf to enjoy the Services or perform work or to have work performed for T-

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T-Mobile Confidential

Mobile by a third party, as permitted under these GTCs or any SA, Provider hereby grants to T-Mobile or such third party an irrevocable, perpetual, world-wide, non-exclusive, fully-paid-up, assignable license, under all Intellectual Property Rights therein, to use the Provider Software during the Term at no additional Charge.

(b)

Post‑Term License to Provider Proprietary Software. Provider hereby grants to T-Mobile (and Designees thereof), for no additional consideration, under all Intellectual Property Rights thereto, an irrevocable, perpetual, world-wide, fully paid-up, non-exclusive, assignable license to use, copy, maintain, modify, enhance and create derivative works of Provider Proprietary Software (including source code, programmer interfaces, available documentation, manuals and other materials necessary for the use thereof) necessary for T-Mobile to receive (or provide internally) services similar to the Services at the expiration or termination of these GTCs, an SA, or an applicable Order. The Parties will mutually agree on applicable terms for Provider’s support of such Software after the termination or expiration of these GTCs, the applicable SA or the applicable Order, as the case may be; provided that in no event will such terms be more restrictive than offered by Provider to similar entities in similar circumstances. In the alternative to terms for Provider’s support for such Software as referenced immediately above, Provider may instead elect to provide T-Mobile with the complete source code and build framework (e.g., makefiles) to such Software, effective upon the applicable termination.

(c)

Post-Term License to Provider Third Party Software. Provider hereby grants to T-Mobile (and Designees thereof) a world-wide, fully paid-up, perpetual, irrevocable, non-exclusive, assignable license to use Provider Third Party Software, and to copy, maintain, modify, enhance and create derivative works of Provider Third Party Software (including source code, programmer interfaces, available documentation, manuals and other materials necessary for the use thereof) necessary for T-Mobile to receive (or provide internally) services similar to the Services at the expiration or termination of these GTCs, an SA, or an applicable Order. T-Mobile will be responsible for any third party license fees associated with the post-termination/expiration licenses described in this Section 14.3(c) (Post-Term License to Provider Third Party Software).

(d)

Representation. Provider hereby represents, warrants and covenants that it has as of the Effective Date, and will at all times maintain all rights, title, and interests in the Provider Software that are necessary to fulfill its obligations hereunder.

14.4	Existing Third Party Software.
(a)

Existing Third Party Systems Software. Subject to Provider obtaining and maintaining any Required Consents, Provider will receive the right to access and use T-Mobile Third Party Software that is Systems Software as specified in the Software Schedule of the respective SA or Order (“T-Mobile Third Party Systems Software”) and will comply with the duties imposed on T-Mobile by such licenses. Except as otherwise provided in the Pricing Schedule, T-Mobile will pay directly the charges and other amounts under the T-Mobile Third Party Systems Software licenses. With respect to Provider Third Party Software that is Systems Software, Provider will pay directly the charges and other amounts under such

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T-Mobile Confidential

Software licenses, and such Systems Software will not be considered as Reimbursable Expenses unless expressly stated otherwise in the applicable Pricing Schedule.
(b)

Existing Third Party Applications Software. Subject to Provider obtaining and maintaining any Required Consents, Provider will have, for the sole purpose of performing the Services, the same rights of access to, and use of, the T-Mobile Third Party Software that is Applications Software as specified in applicable Software Schedule (“T-Mobile Third Party Applications Software”) that T-Mobile has with respect to such Software. T-Mobile will be administratively, operationally and financially responsible for such Software during the Term. Provider will comply with the duties, including use restrictions and those of non-disclosure, imposed on T-Mobile by the licenses for T-Mobile Third Party Applications Software.

(c)

Cessation of Rights. Except as otherwise requested or approved by T-Mobile in writing, Provider will cease all use of T-Mobile Third Party Systems Software and T-Mobile Third Party Applications Software upon expiration or termination of these GTCs, the SAs under which such Software is used, or an Order under which such Software is used.

14.5	New Third Party Software.
(a)

New Third Party Software. In furtherance of, but without limitation to, Provider’s obligations with respect to Software under Section 15.1 (Third Party Contracts), Provider will comply with the following, prior to the introduction of any Provider Third Party Software that is listed on an SA, in providing the Services:

(i)

Provider will obtain the right to grant to T-Mobile and its future assigns, successors-in-interest or Affiliates, a perpetual, irrevocable, world-wide, non-exclusive fully paid-up, assignable license to use, copy, modify and create derivative works of such Software at the expiration or termination of this Agreement and at no additional charge to T-Mobile; or

(ii)

If Provider is unable to obtain such right despite diligent, good faith efforts, Provider will notify T-Mobile in writing of its inability to grant T-Mobile such a license and of the cost and viability of any other Software that can perform the requisite functions and with respect to which Provider has the ability to grant such a license. Such notice will contain the proposed third party Provider’s then current terms and conditions, if any, for making the Software available to T-Mobile after the expiration or termination of this Agreement. Subject to T-Mobile’s prior written approval, Provider may introduce such Software for use in providing the Services.

(b)

New Third Party Applications Software. Provider will not introduce any Provider Third Party Software that is Applications Software in providing the Services without T-Mobile’s prior written approval, which approval T-Mobile may withhold in its sole discretion. Provider will install, operate, support (and otherwise treat in the same manner as existing Applications Software) additional T-Mobile Third Party Applications Software that T-Mobile may designate from time-to-time during the Term.

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T-Mobile Confidential

(c)

New Third Party Systems Software. Subject to Section 14.5(a) (New Third Party Software), Provider will throughout the Term provide new Provider Third Party Software that is Systems Software including, in addition to, or in replacement of, existing Systems Software as necessary or appropriate to provide the Services efficiently, cost-effectively, and otherwise in conformance with Best Practices as such standards may evolve during the Term (including maintaining, upgrading, enhancing and implementing new versions of existing Systems Software). When added, such new Provider Third Party Software will be included in the license grants to T-Mobile under this Section 14 (Software and Proprietary Rights).

14.6	Rights in Newly Developed Software and Other Materials.
(a)

Provider Developed T-Mobile Software. Unless otherwise agreed by the Parties, Software developed pursuant to these GTCs or the SAs, whether developed solely or jointly by Provider, its Subcontractors or third parties may include the following: (i) modifications to, or enhancements or derivative works of, T-Mobile Software; (ii) newly developed Software that does not modify or enhance then-existing T-Mobile Software or Provider Software; or (iii) modifications to, or enhancements or derivative works of, T-Mobile Third Party Software or Provider Third Party Software (to the extent permitted under the applicable third party Software licenses) (collectively, the “Provider Developed T-Mobile Software”). T-Mobile will have all right, title and interest, including ownership of all Intellectual Property Rights (limited to the extent permitted by the terms of any governing third party Software licenses with respect to item (iii) above), in and to Provider Developed T-Mobile Software and all copies made from them. With respect to Provider Developed T-Mobile Software, Provider will have the rights granted in Section 14.1 (General) and Section 14.4 (Existing Third Party Software), as applicable.

(b)

Provider Developed Provider Software. With respect to modifications to, or enhancements or derivative works of, Provider Proprietary Software developed pursuant to these GTCs, the SAs, or Orders, whether developed solely or jointly by Provider, its Subcontractors or third parties, (“Provider Developed Provider Software”), Provider hereby grants to T-Mobile (and Designees thereof for the sole purpose of receipt of Services by T-Mobile) a perpetual, irrevocable, world-wide, fully paid-up, non-exclusive, assignable license to use, copy, maintain, modify, enhance and create derivative works of Provider Developed Provider Software solely for its own use related to its provision of the Services to itself or a third party’s provision of the services to T-Mobile.

14.7	Open Source Software.

Without limitation to Provider’s obligations under the foregoing, Provider represents, warrants and covenants that: (i) any and all Open Source Software included amongst the Provider Software as of the applicable Services Agreement Effective Date is listed as such in the Software Schedules; (ii) any and all licenses applicable to such Open Source Software, and any and all licensors thereof, are provided in the Software Schedules for each item of Open Source Software listed therein; (iii) except for those provided items listed in the Software Schedules, Provider will not include any Open Source Software in any Software that is delivered or otherwise made accessible to T-Mobile in the provision of the Services, or that is otherwise utilized

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T-Mobile Confidential

by Provider in the provision of the Services, without the prior written consent of T-Mobile (a “Limited Open Source Consent”), which may be granted or withheld at T-Mobile’s sole discretion; and (iv) in the event that T-Mobile provides a Limited Open Source Consent, pursuant to the preceding clause, Provider will take its best efforts to abide by any qualifications on the use or implementation of the applicable Open Source Software that are set forth by T-Mobile in such Limited Open Source Consent, and Provider further agrees that it will at all times implement or use any Open Source Software that is allowed hereunder in a manner that will not subject any unrelated Software to the requirements of any Open Source Software licenses. Further limitations regarding use of Open Source Software may be set forth in the respective Software Schedule.

14.8	Ownership of Non-Software Materials.

With respect to literary works or other works of authorship created under these GTCs or the SAs that are not Software, such as manuals, training materials and other materials containing Provider’s technical or operational procedures, including, by way of example but not limitation, the Procedures Manual and the Service Change Procedures (“Non-Software Materials”), the following will apply:

(a)

Provider will retain ownership of pre-existing materials included in the Non-Software Materials and owned by Provider prior to such use (“Provider Non-Software Materials”), and Provider hereby grants to T-Mobile a perpetual, worldwide, irrevocable, fully paid up, non-exclusive, assignable license to use, copy, maintain, modify, enhance, distribute and create derivative works of Provider Non-Software Materials; and

(b)

T-Mobile will own the remainder of the Non-Software Materials prepared specifically for T-Mobile under an SA that specifies that T-Mobile will own such Non-Software Material. (“T-Mobile Non-Software Materials”).

14.9	Work Made for Hire.

Except those items set forth on Schedule 9 (the “Provider-Owned Work Product”), Provider and the Customer agree that, to the extent permitted by law, any and all New Intellectual Property (whether tangible or intangible), and all finished or unfinished originals or copies (when originals are unavailable) of documents, screens, reports, writings, procedural manuals, forms, source and object code, work flow charts, methods, processes, data studies, briefs, drawings, maps, models, photographs, files, records, computer printouts, estimates, memoranda, computation, papers, supplies, notes, recordings, videotapes, pictorial reproductions, designs or other graphic representations, equipment descriptions, and other materials prepared by or on behalf of Provider under this Agreement (other than as set forth in Schedule 9 (Provider-Owned Work Product)) and such other work product as Customer and Provider may agree upon from time to time (the “Provider Work Product”) will be deemed a “work made for hire,” as understood under the U.S. Copyright Act, to the maximum extent allowable or enforceable under any jurisdictions or any applicable Laws. To the extent any New Intellectual Property is not deemed a “work made for hire” by operation of law, or ownership of the New Intellectual Property does not otherwise vest in T-Mobile by operation of law, Provider hereby perpetually and irrevocably assigns, transfers and conveys to T-Mobile without further consideration all of its right, title and interest in and to the New Intellectual Property, including all Intellectual Property Rights in such New Intellectual Property. Provider acknowledges and agrees that T-Mobile and the assigns of T-Mobile will have the right to obtain and hold in their own name any Intellectual Property Rights in and to the New Intellectual Property, and Provider hereby assigns to T-Mobile, irrevocably, perpetually, and throughout the world, all right, title and interest in any and all jurisdictions to any and all New Intellectual Property. Provider hereby agrees to

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T-Mobile Confidential

execute any documents or take any other actions as may be necessary or desirable, or as T-Mobile may reasonably request, to record, document, and otherwise perfect T-Mobile’s ownership of such New Intellectual Property, and Provider will fulfill its obligations under this Section 14.9 (Work Made for Hire) at its sole expense. Any and all assignments and licenses granted to T-Mobile under this Section 14.9 (Work Made for Hire) will be without further consideration.

14.10	Residual Knowledge.

Nothing contained herein will restrict a Party from the use of any ideas, concepts, know-how, methodologies, processes, technologies, algorithms or techniques relating to the Services which such Party, individually or jointly, develops or discloses hereunder or under an SA or Order, provided that in doing so such information is solely retained in the unaided memory of such Party’s employees performing or using such Services and such Party does not breach its confidentiality obligations or infringe the Intellectual Property Rights of the other Party or third parties who have licensed or provided materials to the other Party. Except for the license rights contained herein or in an SA or Order, neither these GTCs or the respective SA(s) or Order(s), nor any disclosure made hereunder or thereunder, grants any license to a Party under any Intellectual Property Rights of the other Party. All rights not expressly granted under these GTCs or an SA or Order are reserved by the Parties.

14.11	Export.

The Parties acknowledge that certain Software and technical data to be provided hereunder and certain transactions hereunder may be subject to export controls under the Laws and regulations of the United States and other countries. Neither Party will export or re-export any such items or any direct product thereof or undertake any transaction in violation of any such Laws or regulations. To the extent within Provider’s control, Provider will be responsible for, and will coordinate and oversee, compliance with such export Laws in respect of such items exported or imported hereunder.

14.12	Escrow of Source Code.
(a)

Escrow. Concurrent with the execution of each SA for which there is source code relating to associated Provider Software, the Parties will execute and deliver an escrow agreement substantially in the form attached hereto as Schedule 10 (Pro Forma Escrow Agreement) (“Escrow Agreement”), and Provider will deliver to the Escrow Agent a complete master, reproducible copy of any source code relating to the Provider Software. Provider will promptly update any such source code in escrow to reflect all revisions, modifications and enhancements to the Provider Software that are provided to T-Mobile hereunder, to ensure that it is maintained in a form that is then-current and fully and immediately operable in T-Mobile’s then-current environment. In the event that the Escrow Agreement has not been executed and the source code delivered to the Escrow Agent within thirty (30) days after the Services Agreement Effective Date if so required by this Section 14.12 (Escrow of Source Code), then, until such events have occurred, T-Mobile will be entitled to terminate the SA by written notice and have no payment obligation with respect to such Provider Software or any Services (and, if T-Mobile has previously paid any sums in respect thereof, Provider will promptly refund all such sums to T-Mobile).

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T-Mobile Confidential

(b)

Release of Source Code. Upon occurrence of the conditions described in the Escrow Agreement (each, a “Release Condition”), the source code placed in escrow will be delivered to T-Mobile for use, copying and modification of the Provider Software in accordance with its rights hereunder. The Release Conditions in each Escrow Agreement will include any Provider Material Adverse Change, as well as, in the case of Provider Third Party Software, any liquidations of the applicable Third Party Software Providers. Provider shall obtain any Required Consents from Third Party Software Providers necessary to fulfill its obligations in this Section 14.12 (Escrow of Source Code).

(c)

Provider Tools. To the extent needed to use the Services, Provider shall provide T-Mobile with access to all Provider‑owned or licensed third party software tool kits (including the code segments incorporated into the Provider Work Product delivered to T-Mobile, which has been developed, acquired, or licensed), used by Provider and its subcontractors to provide the Services (the “Provider Tools”). Upon expiration of this Agreement or termination of this Agreement for any reason, Provider shall provide to Provider, at no expense to Provider, a nonexclusive, royalty‑free license to use, transfer and modify such Provider-owned Provider Tools (accompanied by related source code) necessary for Provider or any third party designee of Provider to assume and continue performance of the Services. T-Mobile shall only be permitted to use, transfer and/or modify the source code for the Provider-owned Provider Tools for T-Mobile’s sole benefit and in connection with the provision of services similar to the Services. Any transfer of source code for Provider-owned Provider Tools shall be subject to the reasonable confidentiality requirements of Provider. Prior to using any Provider Tools to provide Services, Provider shall use reasonable efforts to determine whether the third party Provider of any such Provider Tools will permit T-Mobile to obtain a source code license upon expiration or termination of this Agreement for any reason and notify T-Mobile of such determination. T-Mobile shall be permitted to reject the use by Provider of any Provider Tools to which source code will not be available to T-Mobile upon expiration or termination of this Agreement, unless such Provider Tools are generally commercially available on reasonable terms from third parties.

14.13	License to Services.

To the extent needed to use the Services, commencing as of each Services Agreement Effective Date, Provider grants to T-Mobile an irrevocable, non-exclusive, assignable right under its Intellectual Property Rights to use the Services, subject to the remainder of the terms on the MSA and the applicable SAs.

14.14	Reserved.
15.	Third Party Contracts, Facilities and Equipment.
15.1	Third Party Contracts.
(a)

Overview. All Third Party Contracts in effect as of the SA Effective Date will be set forth on the Third Party Contracts Schedule for such SA. Provider will structure its arrangements with third party providers of [* * *], [* * *] and [* * *] (including, for example [* * *], [* * *] and [* * *]) so that the relevant contracts may be [* * *] or

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T-Mobile Confidential

[* * *] to [* * *], [* * *], upon the expiration or termination of these GTCs, the applicable SA or applicable Order, and so that the [* * *] under those arrangements [* * *] after the expiration or termination of the Services are [* * *] and [* * *] the fees payable by Provider prior to such expiration or termination; Provider represents and warrants that, as of each SA Effective Date, except to the extent otherwise stated explicitly in a Third Party Contracts Schedule, all [* * *], as well as all [* * *] and [* * *] under the [* * *], are in compliance with the preceding requirement. The foregoing representation and warranty will be deemed to be included in Section 16 (Representations and Warranties) as though restated therein. If Provider is unable to obtain such [* * *] or [* * *] rights for any [* * *] of [* * *] during the Term, Provider will promptly notify T-Mobile in writing of its inability to obtain such rights, which notice will contain the proposed [* * *] Provider’s then current terms and conditions, if any, for making the [* * *], [* * *] or [* * *] available to [* * *] after expiration or termination of the applicable SA(s) or Orders. Provider may not [* * *] such [* * *]s in providing the Services until [* * *] have been approved in writing by T-Mobile.

(b)

Managed Contracts. As of the applicable SA Effective Date, Provider will [* * *], [* * *] and [* * *], [* * *], any Third Party Contracts designated as “Managed Contracts” in Third Party Contracts Schedule to such SA. Provider will provide T-Mobile with reasonable notice of any [* * *], [* * *] or [* * *] and [* * *] with respect to the Managed Contracts. Provider will not [* * *], [* * *], [* * *] or [* * *], or [* * *] or [* * *] any [* * *] or [* * *] under any Managed Contracts without the prior written consent of the appropriate entity or unit of T-Mobile. Any [* * *] or [* * *] or [* * *] or [* * *] imposed upon T-Mobile in connection with any such [* * *], [* * *], [* * *] or [* * *] of, or [* * *] or [* * *] under, the Managed Contracts [* * *] or [* * *] without T-Mobile’s consent will be paid or discharged, as applicable, by Provider, except to the extent that such [* * *] or [* * *] were incurred solely as a result of the negligence of T-Mobile.

(c)

Managed Contract Invoices. Provider will: (i) receive all Managed Contract invoices, (ii) review and correct any errors in any such Managed Contract invoices in a timely manner; and (iii) immediately submit such Managed Contract invoices to T-Mobile upon receipt thereof. [* * *] will [* * *] the [* * *] received and [* * *] pursuant to [* * *]. T-Mobile will only be responsible for [* * *] of the [* * *] and will not be responsible to Provider for any [* * *], [* * *] or [* * *] of Provider in connection with the Managed Contract invoices. T-Mobile will be responsible for any [* * *] in respect of the Managed Contract invoices, provided that Provider submitted the applicable Managed Contract invoices for payment [* * *] upon Provider’s receipt thereof, and further provided that such [* * *] were not incurred as a result of the negligence of T-Mobile. If Provider fails to submit a Managed Contract invoice to T-Mobile for payment in accordance with the preceding sentence, Provider will be responsible for any [* * *] or any [* * *] in respect of such Managed Contract invoice, except to the extent that such [* * *] (or the [* * *] such [* * *]) were incurred solely as a result of the negligence of T-Mobile.

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T-Mobile Confidential

15.2	Assigned Contracts.
(a)

Provider will assume all [* * *], [* * *] and [* * *] (including all [* * *] and [* * *]) for Third Party Contracts designated as “Assigned Contracts” in any Third Party Contracts Schedule. Provider may, to the extent permitted by the Assigned Contracts, [* * *], [* * *], [* * *] or [* * *], or [* * *] or [* * *] any [* * *] or [* * *] under, any such Assigned Contracts. Provider will agree to be bound by and comply with the terms of the Assigned Contracts. Any [* * *], [* * *] or [* * *] or [* * *] imposed upon Customer in connection with any [* * *], [* * *] or [* * *] of, or [* * *] or [* * *] under, the Assigned Contracts will be [* * *] by Provider. If Customer [* * *] any [* * *] under any Assigned Contracts which apply to [* * *] after the Effective Date, then Provider will [* * *] or [* * *] Customer (at Customer’s discretion) for such amounts on the next invoice delivered by Provider for the Services. If Provider fails to [* * *] or [* * *] Customer for such amounts on the next invoice, Customer will be entitled to [* * *] the [* * *] under such invoice or future invoices received from Provider.

(b)

Assigned Agreement Invoices. Without limiting Section 15.2 (Assigned Contracts), Provider will [* * *] the [* * *] submitted by third parties in connection with the Assigned Contracts (but will have [* * *] only with respect to [* * *] after the [* * *]) and will be responsible for any [* * *], [* * *] or [* * *] with respect to such [* * *].

15.3	Performance Under Contracts.

Provider will promptly notify T-Mobile of any breach of, misuse of, or fraud in connection with, any Managed Contracts of which Provider becomes aware and will cooperate with T-Mobile to prevent, stay or cure any such breach, misuse or fraud. Provider will pay all amounts due for any penalties or charges (including amounts due to a third party as a result of Provider’s failure to promptly notify T-Mobile pursuant to the preceding sentence), associated taxes, legal expenses and other incidental expenses incurred by T-Mobile as a result of Provider’s non-performance of its obligations under the applicable SA with respect to the Managed Contracts, except to the extent that such fees or charges were incurred solely as a result of the negligence of T-Mobile.

15.4	Facilities.
(a)

T-Mobile Facilities. Provider will be responsible for all Facilities, except to the limited extent that provision of a particular Facility is set forth as T-Mobile’s responsibility under an Order; in which case, T-Mobile will provide such Facilities in accordance with the provisions of, the Facilities Schedules of the respective SA as well as the applicable Order.

(b)	Provider Facilities.
(i)	The Facilities of Provider or Subcontractors used to perform Services will be set forth in the Facilities Schedules of the SA, and/or in the Orders thereunder.
(ii)	Throughout the Term, Provider will ensure that adequate physical and logical security measures and safeguards are instituted and maintained to guard against

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T-Mobile Confidential

the destruction, loss or alteration of any T-Mobile property or T-Mobile Confidential Information that is maintained or stored at any Facilities from which Provider is providing the Services. Such measures and safeguards will be no less rigorous than the standards and certifications set forth in these GTCs, and the applicable Order(s), as well as the highest standards maintained by Provider for its other customers, and will remain otherwise consistent with then-current Best Practices. Any Facilities from which Services are provided by Provider or its Subcontractors, will conform to the requirements of the Security Schedules and Disaster Recovery Schedules of the applicable SAs.

(iii)

With respect to any relocation of Services Personnel or any Provider Equipment to be undertaken by Provider other than at the direction of T-Mobile, Provider will inform T-Mobile in writing of any such relocation that Provider is contemplating, so that T-Mobile will have a reasonable amount of time to assess the effects of such relocation, and prepare for such a relocation. Any such relocation will be subject to the prior written approval of T-Mobile via the Service Change Procedures. To the extent such a relocation is made for reasons other than the request of T-Mobile, Provider will reimburse T-Mobile for T-Mobile’s out-of-pocket and a reasonable estimate of any other costs incurred by T-Mobile (e.g., overtime) incurred in providing assistance for any such relocation.

(c)

Safety and Security Procedures. Provider will maintain and enforce at the Provider Facilities, to the extent the Provider Facilities are controlled or provided by Provider, (a) safety and security procedures which will include reasonable and appropriate technical, organizational and security measures against the destruction, loss, unauthorized access or alteration of all T-Mobile Confidential Information and Confidential Information, and (b) any other procedures agreed upon by the Parties. Provider will comply with the safety and security procedures that are applicable to T-Mobile Facilities, including the safety and security procedures set forth in Schedule 3 (T-Mobile Policies and Procedures). Provider will be responsible for any and all security breaches (i) at all Provider Facilities, to the extent the Service Locations are controlled or provided by Provider, or (ii) caused by Provider or Subcontractors.

15.5	Procurement of Equipment and Software.

On the SA Effective Date, Provider shall purchase from T-Mobile the Equipment listed as “Transferred Equipment” in the Equipment Schedule to such SA or Order for the purchase price set forth therein, and such Equipment shall be deemed as Provider Equipment thereafter; on the SA Effective Date, T-Mobile shall assign and transfer to Provider good and valid title in and to the Transferred Equipment on an “as-is” basis, free and clear of all liens, except permitted liens, by delivery of one (1) or more general assignments and bills of sale duly executed by T-Mobile and Provider. Any new Third Party Software, Equipment, or other Third Party Contract procured by Provider for use by T-Mobile, and for which T-Mobile has financial responsibilities hereunder or under an SA, will be deemed as Pass‑Through Expenses, unless such items are expressly designated as “Markup Expenses” in a Schedule hereto or to an Order or SA. Provider will maintain title to all such Equipment, Software, or other Third Party Contract free and clear of any liens or encumbrances, except to the limited extent expressly provided otherwise in a Schedule hereto or to the SA. T-Mobile may exercise its right to have any such Equipment, Software, or Third Party Contract assigned to it upon the termination of those

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T-Mobile Confidential

portions of the Services that utilize the applicable Equipment, Software, or Third Party Contract for a purchase price of One U.S. Dollar ($1), except to the extent that an alternative repurchase price is provided for an item of previously Transferred Equipment in the Equipment Schedule. The procurement, maintenance, upgrade, refresh and use of the Equipment will otherwise be handled in accordance with the terms herein (including, by way of example but not limitation, Section 15.1(a) (Overview), as well as those of the Equipment Schedules, Pricing Schedules and Order of the respective SA).

15.6	Disposal of Equipment.

Provider will be responsible for the disposal of de-commissioned Equipment, pursuant to the terms of the applicable Equipment Schedules and Order(s) under the SAs. For the avoidance of doubt, Provider will comply with all Laws pertaining to the environment, hazardous substances and waste, health and safety, and water rights within any jurisdiction where the Services are undertaken.

15.7	Required Consents

Except to the extent expressly provided otherwise with respect to specified Software, Equipment, or Third Party Contracts under the respective Schedules, Provider shall obtain such Required Consents as may be required for the assignment to Provider of, or the grant to Provider of the same rights of access and use that T-Mobile has with respect to, applicable Equipment, Software, and Third Party Service Contracts. Provider shall pay such fees (such as transfer or upgrade fees) as may be required to obtain such Required Consents and to maintain such Required Consents in effect during the Term, at Provider’s sole cost and expense.

16.	Representations and Warranties
16.1	Work Standards.

Provider represents and warrants to T-Mobile that the Services will be: (a) rendered with promptness and diligence; and (b) executed in a good, professional and workmanlike manner consistent with Best Practices, applicable Laws, and otherwise in accordance with the Performance Standards. Provider represents and warrants to T-Mobile that it will use adequate numbers of qualified individuals with suitable training, education, experience and skill, in conformance with Best Practices.

16.2	Certifications.

Provider represents and warrants to T-Mobile that Provider will maintain during the Term any certifications through the SSA Process, as described in Section 12.2(b).

16.3	Maintenance.

Provider represents and warrants to T-Mobile that it will maintain the Equipment and Software so that such Equipment and Software operates in accordance with its respective Specifications and Best Practices, including no less than the following: (a) maintaining Equipment in good operating condition, subject to normal wear and tear; (b) undertaking repairs and preventive maintenance on Equipment in accordance with the applicable Equipment manufacturer’s recommendations; and (c) performing Software maintenance in accordance with the applicable Software Provider’s documentation and recommendations.

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T-Mobile Confidential

16.4	Efficiency and Cost Effectiveness.

Provider represents and warrants to T-Mobile that it will use at least commercially reasonable efforts to use efficiently the resources or services necessary to provide the Services. Provider represents and warrants to T-Mobile that it will use at least commercially reasonable efforts to perform the Services in a manner consistent with the Service Levels.

16.5	Technology.

Provider represents and warrants to T-Mobile that it will provide the Services using, proven, current technology, in conformance with Best Practices that will enable T-Mobile to take advantage of technological advancements in the industry.

16.6	Ownership and Use; Non-Infringement.

Provider hereby represents, warrants and covenants that it has and will at all times maintain all right, title and interests to use all Equipment, Software and Intellectual Property used by it in the provision of the Services, and that are otherwise necessary in order to grant to T-Mobile any rights provided to it with respect to such Equipment, Software and Intellectual Property hereunder or under the SAs, except for any Equipment, Software and Intellectual Property owned by T-Mobile and provided to Provider for its use in connection with the Services, or any Intellectual Property Rights for which Provider is obligated to obtain a license for T-Mobile under Section 14 (Software and Proprietary Rights). Provider further represents, warrants and covenants that it will obtain all licenses required from third parties to fulfill its obligations under Section 14 (Software and Proprietary Rights) or elsewhere under these GTCs or the SAs, and that any Deliverables or work products provided hereunder, as well as Provider’s performance of the Services and/or satisfaction of its other obligations under this Agreement, will not infringe the Intellectual Property Rights or other proprietary rights of any third party. Further, the representation and warranty set forth in Section 14.3(d) is incorporated by reference herein. T-Mobile represents and warrants that it will perform its obligations hereunder in a manner that does not infringe the Intellectual Property Rights or other proprietary rights of any third party.

16.7	Third Party Contracts.

Provider represents and warrants that: (a) the Third Party Contracts (if any) have not been breached and are in full force and effect as of the applicable Services Agreement Effective Date; and (b) Provider will not cause a breach of any Third Party Contracts thereafter.

16.8	Authorization.

Each Party represents and warrants to the other Party that:

(a)	It has the requisite corporate power and authority to enter into these GTCs and the SAs and to carry out the transactions contemplated by these GTCs and the SAs;
(b)

The execution, delivery and performance of these GTCs and the SAs and the consummation of the transactions contemplated by these GTCs and the SAs have been duly authorized by the requisite corporate action on the part of such Party;

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(c)

It has obtained and will continue to maintain all consents, permissions, authorizations, approvals, licenses and permits necessary for it to provide the Services or otherwise perform its obligations under these GTCs and the SAs; and

(d)

The execution, delivery, and performance of these GTCs and the SAs will not constitute (i) a violation of any judgment, order or decree, (ii) a material default under any material contract by which it or any of its material assets are bound, or (iii) an event that would, with notice or lapse of time, or both, constitute such a default.

16.9	Inducements.

Provider represents and warrants to T-Mobile that it has not violated any applicable Laws or regulations or any T-Mobile policies of which Provider has been given notice regarding the offering of unlawful inducements in connection with these GTCs and the SAs. If at any time during the Term, T-Mobile determines that the foregoing warranty is inaccurate, then, in addition to any other rights T-Mobile may have, at law or in equity, T-Mobile will have the right to terminate any applicable SA or Order for cause without affording Provider an opportunity to cure.

16.10	Viruses.

Provider represents and warrants to T-Mobile that it will undertake all efforts commensurate with then-current Best Practices to ensure that no viruses are coded or introduced into the Equipment, Software, network, computer systems or operating environments used to provide the Services. Provider will continue to perform and maintain at least the virus protection and correction procedures and processes in place by it prior to the Effective Date, and continue to review, analyze and implement improvements to and upgrades of such virus prevention and correction programs and processes to maintain on-going conformance with Best Practices. Provider agrees that, in the event a virus is found to have been introduced into the Equipment, Software, network, computer systems or operating environments used to provide the Services, Provider will, at no additional Charge, undertake its best efforts to eliminate the virus and, if the virus causes a loss of operational efficiency or loss of data, to mitigate and restore any such losses incurred by T-Mobile.

16.11	Disabling Code.

Provider represents and warrants to T-Mobile that, without the prior written consent of
T-Mobile, Provider will not insert into the Software any code that would have the effect of disabling or otherwise shutting down all or any portion of the Services. Provider further represents and warrants to T-Mobile that, with respect to any disabling code that may be part of the Software, Provider will not invoke such disabling code at any time, including upon expiration or termination of an SA for any reason, without T-Mobile’s prior written consent. If any disabling code is inserted, Provider will immediately commence corrective action and will diligently continue to take correction action until the disabling code no longer disables any of the Services.

16.12	Deliverables.
(a)

Conformance of Deliverables. Provider represents, warrants and covenants that the Deliverables set forth in any SA, if any, shall conform to all Specifications that are set forth in the SA or otherwise agreed to by the Parties in writing. If the Deliverables fail to

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meet Specifications, then, without limitation to T-Mobile’s other rights or remedies hereunder or under applicable Laws, Provider will repair or replace, without Charge to T-Mobile, the non-conforming Deliverable with a replacement which meets the Specifications.

(b)

Media Defects. Provider warrants that all tapes, diskettes or other electronic media provided to T-Mobile hereunder, if any, will be free from defects. Provider shall, within five (5) days of notification by T-Mobile of such defect, replace any defective electronic media at no additional cost to T-Mobile.

(c)

Legal Compliance of Deliverables. The Deliverables set forth in any SA, if any, shall be prepared and maintained in conformance with, and shall not cause a violation of Provider’s obligations with respect to compliance with Laws set forth in Section 21.3 (Compliance with Laws and Regulations).

16.13	Foreign Corrupt Practices Act

Provider acknowledges that it is aware of the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), and understands its relevance to this Agreement and to T-Mobile. T-Mobile is committed to strict FCPA compliance. Provider, therefore, makes the following representations and warranties in connection with this Agreement:

(a)

Familiarity with FCPA Prohibitions. Provider represents and warrants that it is familiar with the FCPA and its purposes, including its prohibition against taking corrupt actions in furtherance of an offer, payment, promise to pay or authorization of the payment of anything of value, including but not limited to cash, checks, wire transfers, tangible and intangible gifts, favors, services, and those entertainment and travel expenses that go beyond what is reasonable and customary and of modest value, to: (i) an executive, official, employee or agent of a governmental department, agency or instrumentality, (ii) a director, officer, employee or agent of a wholly or partially government-owned or -controlled business, (iii) a political party or official thereof, or candidate for political office, or (iv) an executive, official, employee or agent of a public international organization (e.g., the International Monetary Fund or the World Bank) (each a “Government Official”); while knowing or having a reasonable belief that all or some portion will be used for the purpose of (A) influencing any act, decision or failure to act by a Government Official in his or her official capacity, (B) inducing a Government Official to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity, or (C) securing an improper advantage; in order to obtain, retain, or direct business.

(b)

Compliance with Domestic Anti-Bribery Laws and FCPA. Provider represents and warrants that: (i) it is now in compliance with the laws of those countries where it operates, including all anti-bribery or anticorruption laws, and will remain in compliance with such laws; (ii) it is now in compliance with the FCPA if it was subject to the FCPA; (iii) it will not authorize, offer or make payments directly or indirectly to any Government Official that would result in a violation of the FCPA; and (iv) no part of any payments received from T-Mobile or in connection with business involving T-Mobile

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will be used for any purpose that could constitute a violation of applicable Laws including the FCPA.
(c)

No Government Officials. Provider represents that it is not a Government Official, and, if applicable, none of its officers, directors, senior managers, partners, owners, or principals are Government Officials. Provider agrees that if it or if any of its officers, directors, senior managers, partners, owners, or principals becomes a Government Official, then Provider will promptly notify T-Mobile in writing. On receipt of a written notice, the Parties will consult together to address concerns under the FCPA and determine whether those concerns can be satisfactorily resolved. If, after consultation, any such concerns cannot be resolved in the good faith and reasonable judgment of T-Mobile, then T-Mobile, on written notice to Provider, may withdraw from or terminate this Agreement in accordance with Section 16.13(d) (Termination for Cause) hereof.

(d)

Termination for Cause. Notwithstanding any other provisions to the contrary, T-Mobile may withhold payments under this Agreement (in an amount reasonably calculated to pay for any liability T-Mobile believes it may incur) and/or suspend or terminate this Agreement, without limiting any other right, without liability at any time upon learning information giving it a reasonable belief that Provider may have violated, or may have caused T-Mobile to violate the FCPA; provided, however, that T-Mobile shall send Provider notice of suspension or termination under this Section 16.13 (Foreign Corrupt Practices Act) promptly thereafter. In the event of a termination under this provision, this Section 16.13 (Foreign Corrupt Practices Act) will survive the termination.

16.14	Previous Security Audits

Provider hereby represents and warrants that Provider’s Systems and Provider Facilities have been the subject of annual (or more frequent) information security audits conducted internally or by an independent third party, the completeness and sufficiency of which T-Mobile hereby acknowledges. Provider further represents and warrants that it has provided T-Mobile with the results of the most recent audit. Provider hereby represents and warrants that either: (i) any third-party or internal audits have not revealed any material vulnerabilities in the Provider Systems or Facilities or any component thereof; or (ii) to the extent that any such vulnerabilities were found to exist, that Provider has fully remedied such vulnerabilities.

16.15	Disclaimer.

EXCEPT AS PROVIDED IN THESE GTCs OR THE SAs, THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ALL SUCH ADDITIONAL LIABILITIES ARE HEREBY DISCLAIMED.

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17.	Insurance and Risk of Loss
17.1	Insurance.

Provider will have and maintain in force during the Term the following insurance coverages:

(a)

Worker’s Compensation Insurance, including occupational illness or disease coverage, or other similar social insurance in accordance with the Laws of the country, state, province or territory exercising jurisdiction over the employees of Provider and Employer’s Liability Insurance with a minimum limit of [* * *] per occurrence. This policy will include a waiver of subrogation in favor of T-Mobile.

(b)

Commercial General Liability Insurance, including coverage for Bodily Injury, Products, Completed Operations Liability, Personal and Advertising Injury, Contractual Liability, and Broad Form Property Damage Liability coverage for damages to any property, with a minimum combined single limit of [* * *] per occurrence and [* * *] in the annual aggregate. Such coverage will include cross-liability and severability of interest provisions. This policy will provide coverage by endorsement or otherwise to T-Mobile and its Affiliates and their respective officers, directors, employees, agents, successors and assigns as additional insureds.

(c)

All Risk Property Insurance, including earthquake and flood coverage, on Equipment and valuable papers, including extra expense coverage, with a minimum limit adequate to cover such risks on a full replacement costs basis. This policy will include business interruption coverage for Provider.

(d)

Automotive Liability Insurance covering use of all owned, non-owned, and hired automobiles with a minimum combined single limit of [* * *] per occurrence for bodily injury and property damage liability. This policy will provide coverage by endorsement or otherwise to T-Mobile and its Affiliates and their respective officers, directors, employees, agents, successors and assigns as additional insureds.

(e)

Foreign General Liability Insurance, including coverage for Bodily Injury, Products, Completed Operations Liability, Personal and Advertising Injury, Contractual Liability, and Broad Form Property Damage Liability coverage for damages to any property, with a minimum combined single limit of [* * *] per occurrence and [* * *] in the annual aggregate. Such coverage will include cross-liability and severability of interest provisions. This policy will provide coverage by endorsement or otherwise to T-Mobile and its Affiliates and their respective officers, directors, employees, agents, successors and assigns as additional insureds.

(f)

Umbrella and/or Excess Liability Insurance with a minimum limit of [* * *] per occurrence and in the annual aggregate in excess of and on terms at least as broad as the insurance under policies indicated in Section 17.1(a), Section 17.1(b), Section 17.1(c) and Section 17.1(d). This policy will provide coverage by endorsement or otherwise to T-Mobile and its Affiliates and their respective officers, directors, employees, agents, successors and assigns as additional insureds.

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(g)

Crime coverage for loss arising out of or in connection with any fraudulent or dishonest acts committed by the employees of Provider, acting alone or in collusion with others, including the property and funds of others in their care, custody or control, in a minimum amount of [* * *] per occurrence or per claim. This policy will be endorsed to include T-Mobile and its Affiliates as joint loss payees.

(h)

Errors and Omissions Liability Insurance covering the liability for financial loss due to any act, error, omission or breach of duty (including negligence) of employees in an amount of at least [* * *] per claim which results in losses arising out of, but not limited to, corruption, disruption, erasure and overwrite of data, Equipment malfunction or damage to electronic data in all respects. Such insurance will also include coverage for (i) liability arising from theft, dissemination and/or use of Confidential Information, T-Mobile Confidential Information, and Personal Data stored or transmitted in electronic form, and (ii) liability arising from the coding or introduction of a Virus or Disabling Code into, or otherwise causing damage to, T-Mobile’s, a customer’s, or third person’s Equipment, Software, network, computer, computer system, operating environment or similar computer-related property and the data stored thereon.

The foregoing insurance coverages will be primary to and non-contributing with respect to any other insurance or self-insurance which may be maintained by or otherwise afforded to T-Mobile and its Affiliates and their respective officers, directors, employees, agents, successors and assigns. Provider will cause its insurers to issue certificates of insurance evidencing that the coverages and policy endorsements required under this Agreement are maintained in force and that its insurers endeavor to provide not less than ten (10) days written notice to T-Mobile prior to any material adverse modification, cancellation or non-renewal of the policies. The insurers selected by Provider will have an A.M. Best rating of “A:VIII” or better or, if such ratings are no longer available, with a comparable rating from a recognized insurance rating agency. Unless otherwise agreed in writing by the Parties, Provider will assure that its Subcontractors with which it has material subcontracts maintain insurance coverages as specified in the insurance provisions and name Provider as an additional insured on all such coverages, or are endorsed as additional insureds on all required Provider coverages. Coverages and limits referenced in this Section 17.1 (Insurance) will not in any way reduce the limitations of liability specified in Article 19 (Liability). Provider hereby waives, and will cause its insurance carriers to waive, all rights to recover for any loss from any cause covered by insurance required in this Agreement.

17.2	Risk of Loss.

Each Party will be responsible for the risk of loss of, and damage to, any Equipment, Software or other materials in its possession or under its control (irrespective of whether such Party has title to such Equipment, Software, or other materials), except to the extent that the loss of or damage to Equipment, Software or other materials is caused by the other Party or its agents.

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18.	Indemnities
18.1	Indemnity by Provider.

Provider shall indemnify, defend and hold harmless T-Mobile and its Affiliates and their respective officers, directors, employees, agents, successors and assigns, from any and all Losses and threatened Losses, whether or not involving a third party claim, arising from, in connection with, or based on allegations of, any of the following:

(a)	Any breach by Provider, or any agents, employees, or subcontractors thereof, of Provider’s obligations under the MSA, an SA or an Order;
(b)

Any negligence, reckless, willful, fraudulent, or dishonest acts committed by Provider and/or agents, employees, or subcontractors thereof, or their employees or agents, which results in the theft of tangible property and/or funds of others in their care, custody or control;

(c)

Excluding those instances where T-Mobile indemnifies, defends and holds harmless Provider under Section 18.2(b), any claims of infringement or misappropriation of any patent, trade secret, copyright or other proprietary rights or Intellectual Property Rights to the extent alleged to have occurred by any Services, Deliverables, Software, Equipment, Systems, data, information, materials or other resources provided or utilized by Provider and/or agents, employees or subcontractors thereof;

(d)

Any act, error or omission of Provider, or any agents or employees thereof, or Provider’s subcontractors, or employees or agents thereof, that allegedly constitutes bad faith, gross negligence or willful misconduct, including, without limitation, fraud, embezzlement, theft or intentional wrongful alteration of data or documents;

(e)

Any formal or informal investigation or proceeding brought by any Governmental Authority (i) against Provider, or agents, employees, or subcontractors thereof, or any Affiliates of the foregoing, or (ii) against T-Mobile where such investigation is caused by Provider’s conduct under these GTCs, an SA or the Services;

(f)

Any fines, penalties or charges imposed by Law on T-Mobile as a result of any act, error or omission in violation of the terms of this Agreement by Provider, or any of its agents, employees, or subcontractors thereof;

(g)

Any claim, demand or action (including, without limitation, any claim demand or action for workers compensation or other recovery for on-the-job injury) brought against T-Mobile or its Affiliate by any Services Personnel or personnel of agents, or subcontractors thereof, except to the extent such claim or action arises as a result of the gross negligence or willful misconduct of T-Mobile;

(h)

Any material error or omission caused in whole or in part by Provider, or agents, employees, or subcontractors thereof, in the performance of the Services or Deliverables under these GTCs or any SA or Order;

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(i)	Those causes for which Provider is obligated to indemnify T-Mobile under Section 6.3 (Taxes); and
(j)	Any breach of a Third Party Contract caused by Provider or agents or subcontractors thereof, subject to any limitation of liability or disclaimer of damages therein.
18.2	Indemnity by T-Mobile.

T-Mobile shall indemnify, defend and hold harmless Provider and its Affiliates and their respective officers, directors, employees, agents, successors and assigns, from and against any and all Losses and threatened Losses due to third party claims to the extent arising from, in connection with, or based on allegations of, any of the following:

(a)	T-Mobile’s breach of its obligations with respect to Provider Confidential Information; and
(b)

Any claims of infringement or misappropriation of any patent, trade secret, copyright or other proprietary rights, alleged to have occurred because of systems or other resources provided to Provider by T-Mobile or any content delivered using the Services; provided, however, that T-Mobile will have no obligation to provide such indemnity to the extent any claim for infringement or misappropriation is caused by: (i) the use of the system or resources by Provider in combination with other products or services in a way not contemplated by these GTCs or SAs, if the infringement would not have occurred but for such combination; or (ii) any alteration or modification of the system or resources not provided or instructed by T-Mobile, if the infringement would not have occurred but for such alteration or modification.

18.3	Additional Indemnities.

Provider and T-Mobile each agree to indemnify, defend and hold harmless the other, and its Affiliates, officers, directors, employees, agents, successors, and assigns, from and against any and all Losses or threatened Losses to the extent arising from, in connection with, or based on allegations of, any of the following: (a) the death or bodily injury of any agent, employee, customer, business invitee, or business visitor or other person caused by the negligence, recklessness or willful misconduct of the indemnitor, its employees or agents; and (b) the damage, loss or destruction of any real or tangible personal property caused by the negligence, recklessness or willful misconduct of the indemnitor, its employees or agents. In the event that the indemnified parties’ negligence, recklessness or willful misconduct contributed to cause the injury or damage for which a claim of indemnity is asserted against the indemnifying Party hereunder, the damages and expenses (including, without limitation, reasonable attorneys’ fees and expert fees) will be allocated or reallocated, as the case may be, between the indemnified parties and the indemnifying Party in such proportion as appropriately reflects the relative fault of the these parties, and the liability of the indemnifying Party will be proportionately reduced.

18.4	Infringement.

Without limitation to any other rights T-Mobile may have under these GTCs and/or the SAs, if all or any part of the Deliverables, Materials or Services are held, or Provider determines that they could be held, to

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infringe, wrongfully use or misappropriate any third-party intellectual property right, Provider at no cost to T-Mobile shall, in addition to indemnifying T-Mobile as provided in Section 18.1 (Indemnity by Provider): (a) procure for T-Mobile the right to continue using the item in accordance with its rights under this Agreement; (b) replace the item with a substantially equivalent item that does not infringe, wrongfully use or misappropriate any third-party intellectual property rights; or (c) modify the item (without material loss of functionality) so that it no longer infringes, wrongfully uses or misappropriates any third-party intellectual property right provided, in each case, that any such replacement or modification, in the reasonable judgment of T-Mobile, will not degrade the performance or quality of the affected component of the Services. If Provider is unable to successfully accomplish any of the actions described above after using its commercially reasonable efforts to accomplish each of them in a timely manner or if the cost of doing so is not commercially reasonable, then Provider may cancel this Agreement and shall refund to T-Mobile all fees paid by T-Mobile hereunder in connection with the allegedly infringing Deliverable, Provider Materials or Provider Services, excluding per minute usage charges paid and revenue shared with Provider, depreciated on a straight-line basis over a three (3) year period from the date of commencement of the applicable Provider Services (or the first use of the applicable Deliverable or Provider Materials in connection with the Provider Services).

18.5	Indemnification Procedures.

With respect to Losses for which a person or entity is entitled to indemnification pursuant to this Section 17.1 (Indemnities) or any other relevant provision of the SAs, the Orders or the Schedules thereto, the following procedures will apply:

(a)

Notice. Following receipt by any person or entity entitled to indemnification under Section 18.1 (Indemnity by Provider), Section 18.2 (Indemnity by T-Mobile), Section 18.3 (Additional Indemnities) or any other relevant provision of the SAs or the Schedules thereto of notice of any action, proceeding or other claim which may result in Losses or threatened Losses (each, a “Claim”) for which the indemnitee may seek indemnification pursuant to any such section, the indemnitee will promptly notify the indemnitor of such Claim in writing. The indemnitee’s failure to so notify the indemnitor will not relieve the indemnitor of its indemnity obligations except to the extent that the indemnitor can demonstrate prejudice attributable to such failure.

(b)

Counsel. The indemnitee will permit the indemnitor to control, in a manner not adverse to the indemnitee, the defense and settlement of the Claim. The indemnitee may employ counsel at its own expense with respect to any such Claim, but if counsel is employed due to a conflict of interest or because the indemnitor does not assume control of the defense, the indemnitor will bear such expense.

(c)

Admissions or Stipulations of Guilt. The indemnitee shall not enter into any settlement involving third-party claims that contain any admission of or stipulation to any guilt, fault, liability or wrongdoing by the indemnitor, without the indemnitor’s prior written consent. The indemnitee shall, upon requesting indemnification hereunder provide reasonable cooperation to the indemnitor in connection with the defense or settlement of any such claim, at the indemnitor’s expense.

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18.6	Subrogation.

In the event that an indemnitor will be obligated to indemnify an indemnitee, the indemnitor will, upon payment of such indemnity in full, be subrogated to all rights of the indemnitee with respect to the Claims to which such indemnification relates.

19.Liability

19.1	General Intent.

Subject to the limitations on liability set forth in this Section 19 (Liability), each Party will be liable to the other Party for all direct damages incurred by the non-breaching Party as a result of the breaching Party’s failure to perform its obligations under this Agreement.

19.2	Liability Restrictions.
(a)

EXCEPT WITH RESPECT TO INDEMNITY OBLIGATIONS FOR THIRD PARTY CLAIMS AND SUBJECT TO SECTION 19.2(b) AND SECTION 19.2(c), IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), WILL A PARTY BE LIABLE FOR (i) INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, SPECIAL, TREBLE OR SIMILAR DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE, (ii); DIRECT DAMAGES OF EITHER PARTY TO THE OTHER PARTY IN CONNECTION WITH THIS AGREEMENT IN EXCESS OF THE GREATER OF (A) [* * *] OR (B) THE AMOUNT PAID BY T-MOBILE TO PROVIDER UNDER THIS AGREEMENT FOR THE [* * *] PERIOD PRIOR TO ACCRUAL OF THE MOST RECENT CAUSE OF ACTION.

(b)

The limitations set forth in Section 19.2(a) will not apply with respect to the damages set forth in this Section 19.2(b) (“Section 19.2(b) Damages”); provided, however, that, IN NO EVENT, WILL A PARTY BE LIABLE FOR DAMAGES (DIRECT, INDIRECT OR OTHERWISE) IDENTIFIED IN THIS SECTION 19.2(b) OF EITHER PARTY TO THE OTHER PARTY IN CONNECTION WITH THIS AGREEMENT IN EXCESS OF THE GREATER OF (A) [* * *] OR (B) [* * *] THE AMOUNT PAID BY T-MOBILE TO PROVIDER UNDER THIS AGREEMENT FOR THE [* * *] PERIOD PRIOR TO ACCRUAL OF THE MOST RECENT CAUSE OF ACTION:

(i)

damages arising from indemnified claims occasioned by any breach by Provider, or any agents, employees, or subcontractors thereof, of Provider’s obligations under the MSA, an SA or an Order, as described in Section 18.1(a), whether or not involving a third-party claim;

(ii)

damages arising from indemnified claims occasioned by any material error or omission caused in whole or in part by Provider, or agents, employees, or subcontractors thereof, in the performance of the Services or Deliverables under

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these GTCs or any SA or Order, as described in Section 18.1(h), whether or not involving a third-party claim;
(iii)	damages occasioned by the willful misconduct, recklessness or gross negligence of a Party and/or any of its agents, employees, or subcontractors thereof, or their employees or agents;
(iv)	damages occasioned by a Party’s breach of its obligations pursuant to Section 21.3 (Compliance with Laws and Regulations);
(v)	damages occasioned by a Party’s abandonment of all or any material portion of its obligations under these GTCs or any SA;
(vi)	damages for bodily injury or for fraud;
(vii)	damages arising out of breach of the confidentiality and security provisions contained in these GTCs or any SA;
(viii)

damages arising out of a breach of a Party’s representations and warranties under Sections 1616.7 (Third Party Contracts), 16.8 (Authorization), 16.9 (Inducements) and 16.13 (Foreign Corrupt Practices Act); or

(ix)	damages occasioned by the wrongful termination of this Agreement by either Party.

For clarity, the limitation on liability amount set forth in this Section 19.2(b) represents an increase to the limitation on liability amount set forth in Section 19.2(a)(ii) with respect to the damages identified in this Section 19.2(b).

(c)

The limitations set forth in Section 19.2(a) will not apply with respect to Claims that are for risks for which a party was required to maintain insurance pursuant to Section 17 (Insurance and Risk of Loss), but only up to the amount of insurance coverage, regardless of whether the insurance was maintained or whether the insurance actually provides coverage for the claims (whether due to breach of a policy term or obligation, application of an exclusion, or unavailability of limits, whether due to the applicability of an self-insured retention, deductible or exhaustion of limits).

(d)	Items Not Considered Damages. The following shall not be considered damages and therefore shall not be limited or disclaimed:
(i)

Service Level Credits assessed against Provider pursuant to an SA or Order; provided, however, that if T-Mobile recovers monetary damages from Provider as a result of Provider’s failure to meet a Service Level, Provider shall be entitled to set off against such damages any Service Level Credits paid for the failure giving rise to such recovery;

(ii)	amounts withheld by either Party in accordance with this Agreement;

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(iii)	amounts paid by either Party but subsequently recovered from the other Party in accordance with this Agreement; or
(iv)	invoiced Charges and other amounts that are due and owing to Provider for Services under this Agreement.
(e)	Duty to Mitigate. Each Party will have a duty to take commercially reasonable efforts to mitigate damages for which the other Party is responsible.
(f)

Acknowledged Direct Damages. The following shall be considered direct damages and neither Party shall assert that they are indirect, incidental, collateral, consequential or special damages or lost profits to the extent (i) they result directly from either Party’s failure to perform in accordance with this Agreement and (ii) are otherwise not excluded or limited under this Agreement:

(i)	Costs and expenses of implementing a work-around in respect of a failure to provide the Services or any part thereof;
(ii)	Costs and expenses of replacing lost, stolen or damaged Equipment, Software, and Materials;
(iii)	Costs and expenses incurred to procure the Services from an alternate source, to the extent in excess of Provider’s charges under this Agreement;
(iv)

Straight time, overtime or related expenses incurred by either Party, including overhead allocations for employees, wages and salaries of additional employees, travel expenses, overtime expenses, telecommunication charges and similar charges, due to failure of Provider to provide all or a portion of the Services incurred in connection with (i) through (iv) above or otherwise perform in accordance with this Agreement;

(v)	Payments, fines, penalties or interest imposed by a Governmental Agency for failure to comply with any Law; and
(vi)	Service Level Credits assessed against Provider pursuant to an SA or Order.
19.3	Force Majeure; Excused Performance.
(a)

General. Subject to Section 19.3(c), no Party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by a Force Majeure Event, fire, flood, earthquake, elements of nature or acts of God; wars, riots, civil disorders, rebellions or revolutions, strikes, lockouts or labor disputes, act or omission of a third party not related to Provider or any other similar cause beyond the reasonable control of such Party; except to the extent, that the non-performing Party is at fault in failing to prevent or causing such default or delay, and provided that such default or delay cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means. A strike, lockout or labor dispute involving Provider or

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a Subcontractor and its own personnel shall not excuse Provider from its obligations hereunder. In addition, the refusal of Provider or Provider Personnel to enter a facility that is the subject of a labor dispute shall excuse Provider from its obligations hereunder only if and to the extent such refusal is based upon reasonable fear of physical harm.

(b)

Duration and Notification. In such event the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use all commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so prevented, hindered or delayed in its performance shall, as quickly as practicable under the circumstances, notify the Party to whom performance is due by telephone (to be confirmed in writing (e.g., via trouble-ticket updates) within two (2) days of the inception of such delay) and describe at a reasonable level of detail the circumstances of the Force Majeure Event, the steps being taken to address such Force Majeure Event, and the expected duration of such Force Majeure Event.

(c)

Substitute Services; Termination. In addition to T-Mobile’s rights under Section 4.1(e) (Step-In Rights), if any event described in Section 19.3(a) substantially prevents, hinders, or delays the performance by Provider or one of its Subcontractors of Services necessary for the performance of critical T-Mobile functions, T-Mobile may procure such Services from an alternative source, and until such time as Provider can resume providing the Services. In addition, if any event described in Section 19.3(a) substantially prevents, hinders or delays the performance by Provider or one of its Subcontractors of Services necessary for the performance of critical T-Mobile functions (i) for more than five (5) days, and such Services are available from an alternative source, T-Mobile, at its option, may terminate any portion of this Agreement or an SA so affected (unless an SA requires the termination of all Services within a bundle, in which case T-Mobile must terminate all Services within that bundle) without payment of Termination Charges and the charges payable hereunder shall be equitably adjusted to reflect those terminated Services; or (ii) for more than ten (10) days and such Services are available from an alternative source, T-Mobile, at its option, may terminate this Agreement in its entirety without payment of Termination Charges. Provider shall not have the right to additional payments or increased usage charges as a result of any Force Majeure Event affecting Provider’s ability to perform.

(d)

Disaster Recovery. Upon the occurrence of a Force Majeure Event, Provider shall implement promptly, as appropriate, its disaster recovery plan and provide disaster recovery services as described in the relevant Disaster Recovery Schedule. The occurrence of a Force Majeure Event shall not relieve Provider of its obligation to implement its disaster recovery plan unless the Force Majeure Event has directly impacted Provider’s ability to deliver and provide disaster recovery services set forth in the applicable SA.

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19.4	Payment Obligation.

If Provider fails to provide Services in accordance with this Agreement due to the occurrence of a Force Majeure Event, all amounts payable to Provider hereunder shall be equitably adjusted in a manner such that T-Mobile is not required to pay any amounts for Services that it is not receiving whether from Provider or from an alternate source pursuant to Section 19.3(c).

19.5	Allocation of Resources.

Without limiting Provider’s obligations under this Agreement, whenever a Force Majeure Event or a disaster causes Provider to allocate limited resources between or among Provider’s customers, Provider will not provide to any other customers of Provider priority over T-Mobile. In no event will Provider redeploy or reassign any Key Personnel to another account in the event of a Force Majeure Event or a disaster without T-Mobile’s prior consent.

19.6	Disaster Recovery and Business Continuity Plans.
(a)

Provider will implement and maintain adequate disaster recovery plans and business continuity plans in respect of Provider Service Locations and the delivery of the Services from such Provider Service Locations. Provider’s plans applicable to the Provider Service Locations and delivery of the Services from such Provider Service Location as of the applicable SA Effective Date will be set forth in an attachment to such SA. Provider will (1) periodically update and test the operability of any applicable plan (at least once during every 24-month period), (2) certify to T-Mobile upon completion of each such test (or such other time as requested by T-Mobile) that each such plan is fully operational and (3) implement each such plan upon the occurrence of a disaster (as such term is defined in the applicable plan).

(b)

In addition to its obligations set forth in subsection (a) of this Section, Provider will perform any specific obligations in respect of disaster recovery and business continuity set forth in the applicable SA.

(c)	In the event of a disaster, Provider will not increase its Charges under this Agreement or charge T-Mobile usage fees in addition to such Charges.
19.7	Force Majeure Limits.

The occurrence of a Force Majeure Event does not excuse, limit or otherwise affect Provider’s obligation to provide either normal recovery procedures or any other disaster recovery or business continuity services described in Section 19.6 (Disaster Recovery and Business Continuity Plans), unless the Force Majeure Event has directly impacted Provider’s ability to deliver and provide disaster recovery services set forth in the applicable SA.

19.8	Alternate Source.

If any of the Services are not reinstated within the applicable time period pursuant to Section 19.6 (Disaster Recovery and Business Continuity Plans), then without limiting T-Mobile’s termination right under subsection (c) of Section 19.6 (Disaster Recovery and Business Continuity Plans) T-Mobile may procure

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such Services from an alternate source and  Provider will reimburse T-Mobile for the costs and expenses incurred by T-Mobile in procuring such Services to the extent that those costs and expenses exceed the Charges for such Services.

19.9	Excused Performance.

Without limiting the foregoing provisions of this Section 19 (Liability); Provider’s failure to perform its obligations or responsibilities under these GTCs or an SA will be excused if Provider’s non-performance directly results from, or is directly caused by, T-Mobile’s failure to perform its obligations under these GTCs or any SA.

20.	Dispute Resolution
20.1	Dispute Resolution Procedures.

The Parties will adhere to the procedures set forth in this Section 20 (Dispute Resolution) in all disputes arising under these GTCs or any SA (“Dispute Resolution Procedures”). All deadlines specified in this Section 20 (Dispute Resolution) may be extended or shortened by mutual agreement of the Parties. The procedures specified in this Section 20 (Dispute Resolution) will be the sole and exclusive procedures for the resolution of disputes between the Parties arising out of or relating to these GTCs or applicable SA. Notwithstanding anything else herein, and except as provided below in this Section 20 (Dispute Resolution), the Parties agree to participate in the Dispute Resolution Procedures to conclusion and not to terminate negotiations concerning resolution of the matters in dispute until the earlier of conclusion of the Dispute Resolution Procedures or termination or expiration of this Agreement.

20.2	Informal Dispute Resolution.

Prior to the initiation of formal dispute resolution, as described in this Section 20 (Dispute Resolution) and as set forth in the Schedule 8 (Governance), the Parties will first attempt to resolve their dispute informally in accordance with the informal dispute resolution procedures set forth in Schedule 8 (Governance) (“Informal Dispute Procedures”). During the course of discussion, all reasonable requests made by one Party to another for non-privileged information reasonably related to the dispute will be honored in order that each of the Parties may be fully advised of the other’s position. All negotiations pursuant to this Section 20.2 (Informal Dispute Resolution) will be confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. The specific format for the discussions, including the location, format, frequency, duration, and conclusion of the discussions, will be left to the discretion of the applicable informal dispute resolution personnel of the Parties, as identified in Schedule 8 (Governance). Formal dispute procedures may not be commenced until the Service Management Committee, under Governance Schedule Section 3(iv), concludes in good faith that it cannot resolve the dispute within four (4) Business Days thereafter and does not agree in writing to continue resolution attempts within the Service Management Committee.

20.3	Immediate Relief.

Notwithstanding anything to the contrary in the MSA, nothing in this Section 20 (Dispute Resolution) will prevent or delay either Party from exercising its right to terminate in accordance with this Agreement, instituting formal proceedings, or seeking other remedies prior to the conclusion of the Dispute Resolution Process. Each Party is authorized to institute formal proceedings at any time (including before, during, or after

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any of the informal proceedings addressed in Schedule 8 (Governance)) to: (1) avoid the expiration of any applicable limitations period, (2) obtain equitable relief, (3) preserve a superior position with respect to other creditors, (4) resolve a Party’s Intellectual Property Rights, (5) obtain relief with respect to a Party’s breach or alleged breach of Section 9 (Safeguarding of Data; Confidentiality), or (6) to request an injunction to prevent irreparable harm, including in situations regarding alleged infringement or misappropriation of Intellectual Property Rights. Despite such action, the Parties will continue to participate in good faith in the procedures specified in this Section 20 (Dispute Resolution).

20.4	Escalation.

In the event that a dispute is not resolved in the Informal Dispute Procedures, either Party may file suit in a court of competent jurisdiction in accordance with Section 20.6 (Governing Law and Jurisdiction).

20.5	Continued Performance.

Each Party agrees to continue performing its obligations under these GTCs and the SAs while any dispute is being resolved, provided that this Section 20.5 (Continued Performance) will not be deemed to limit T-Mobile’s rights to withhold payments of Disputed Amounts under Section 7.7 (Disputed Charges).

20.6	Governing Law and Jurisdiction.

This Agreement and performance under it will be governed by and construed in accordance with the laws of the state of New York without regard to its choice of law principles. The Parties irrevocably and unconditionally consent to venue in Manhattan, New York (and hereby waive any claims of forum non conveniens with respect to such venue) and to the non-exclusive jurisdiction of competent state courts or federal courts located in Manhattan, New York for all litigation which may be brought with respect to the terms of, and the transactions and relationships contemplated by, these GTCs and the SAs. The Parties further consent to the jurisdiction of any state court located within a district that encompasses assets of a Party against which a judgment has been rendered for the enforcement of such judgment against the assets of such Party.

21.	GENERAL
21.1	Binding Nature of Assignment; Divestments.

These GTCs, the SAs and the Orders will be binding on the Parties and their respective successors and assigns. Neither Party may, nor will have the power to, assign these GTCs or any SA or Order without the prior written consent of the other, except that (1) T-Mobile may assign its rights and obligations under this Agreement without Provider’s approval to: (a) an entity that acquires Control of T-Mobile or all or substantially all of the assets of T-Mobile; (b) to any current or future Affiliate; or (c) to any successor in a merger or acquisition and that (2) Provider may assign its rights and obligations under this Agreement without T-Mobile’s approval to any current or future Affiliate, provided that each of the assignee and assignor will remain responsible for any liabilities incurred under this Agreement; provided, however, that T-Mobile may terminate this Agreement if Provider assigns its rights and obligations under this Agreement to [* * *] or any [* * *] affiliates or [* * *] or any [* * *] affiliates (collectively, “T-Mobile Competitors”), or if a T-Mobile Competitor is a successor in a merger or acquisition of Provider. Furthermore, in the event that T-Mobile divests a business unit, Provider will provide, for a period of up to the shorter of twenty-four (24) months thereafter or the date of

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the expiration or termination of this Agreement, that portion of the Services previously performed for the divested unit, provided, however, that T-Mobile will remain responsible for the payment of the Charges for Services provided to the divested unit. If any merger or acquisition results in T-Mobile or its Affiliate and Provider having in effect other agreement(s) with the same general subject matter as this Agreement, then T-Mobile may, at its option, (i) terminate (A) this Agreement; or (B) the other agreement(s) in whole (notwithstanding any provisions to the contrary in any such other agreement) without T-Mobile or any of its Affiliates having any liability or incurring any additional charges, including early termination fees, to Provider, so long as (ii) T-Mobile and Provider enter into appropriate documents that provide that all Services obligations, in whole, including any term or volume or traffic ratio commitments from any terminated agreement are transferred to any continuing agreement. Nothing in this Agreement shall be deemed to prohibit T-Mobile from incorporating any portion or all of the Services into T-Mobile services for sale, to any third party; provided, however, that T-Mobile shall not seek to offer, or actively market, services that compete with the Services by reselling such Services, or bundle of Services, in a manner that third parties would reasonably consider to be alternatives in the marketplace.

21.2	Amendment.

No change, waiver or discharge under these GTCs or any SA or Order will be valid unless in writing and signed by an authorized representative of the Party against whom such change, waiver or discharge is sought to be enforced.

21.3	Compliance with Laws and Regulations.
(a)	Generally.
(i)	Provider will:
(1)

comply with (a) all Laws applicable to it and to its performance of the Services and its other obligations under this Agreement and each SA, including (i) Privacy Laws, (ii) the U.S. Foreign Corrupt Practices Act of 1997 (15 U.S.C. § 78dd-1, 78dd-2, 78dd-3), including Provider’s engagement of Provider Affiliates and other Provider Agents to perform such Services, (iii) all Laws relating to licensing, import-export, data flows and technology transfers applicable to the performance or receipt of the Services from the Provider Service Locations and (iv) Export Control Laws (collectively, “Provider Laws”) and (b) T-Mobile Compliance Laws with which Provider is obligated to comply under the terms of this Agreement or any SA;

(2)

promptly identify and notify T-Mobile of any changes in Provider Laws that relate to and will negatively affect Provider’s delivery of the Services and identify the impact of such Provider Laws and changes in Provider Laws on Provider’s performance of the Services and help T-Mobile identify the impact on T-Mobile’s receipt of such Services;

(3)	without limiting T-Mobile’s rights under Section 5.3 (Termination by T-Mobile), if any change in Provider Laws prevents Provider from

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performing its obligations under this Agreement, develop and, upon T-Mobile’s approval, implement a suitable workaround until such time as Provider can perform its obligations under this Agreement without such workaround;

(4)

be responsible for any fines and penalties arising from (a) any noncompliance by Provider, Provider Services Personnel or a Provider Agent with (i) any Provider Law or (ii) any T-Mobile Compliance Law with which Provider is obligated to comply under the terms of this Agreement or any SA and (b) any noncompliance by T-Mobile with any T-Mobile Compliance Laws with which Provider is obligated to comply under the terms of this Agreement or any SA to the extent such non-compliance is caused by Provider, Provider Services Personnel or Provider Agents; and

(5)

work expeditiously, and will cause Provider Agents to work expeditiously, to remedy (a) non-compliance by Provider, Provider Personnel or Provider Agents, as the case may be, with (i) any Provider Law or (ii) any T-Mobile Law with which Provider is obligated to comply under the terms of this Agreement or any SA and (b) any noncompliance by T-Mobile with any T-Mobile Compliance Laws with which Provider is obligated to comply under the terms of this Agreement or any SA to the extent such non-compliance caused by Provider, Provider Personnel or Provider Agents.

(ii)	T-Mobile will:
(1)	comply with all Laws applicable to it and to the performance of its obligations under this Agreement and each SA, including Privacy Laws and Export Control Laws (collectively, “T-Mobile Laws”); and
(2)

be responsible for any fines and penalties arising from any noncompliance by T-Mobile with any T-Mobile Laws except fines and penalties for which Provider is responsible under subsection 21.3(a)(i)(4) of this Section.

(b)	Notice and Interpretation of T-Mobile Laws.
(i)

T-Mobile will identify and notify Provider of any T-Mobile Laws that are not Provider Laws with which Provider must comply in connection with the provision of the Services, because T-Mobile would otherwise be deemed to be in non-compliance if Provider failed to comply with such T-Mobile Laws (collectively, “T-Mobile Compliance Laws”) and, where necessary, provide specific written instructions with regard to compliance with such T-Mobile Laws (collectively, “T-Mobile Compliance Instructions”). Provider will thereafter comply with such T-Mobile Compliance Instructions. The cost of compliance with the T-Mobile Compliance Laws is included in the Charges, unless such cost materially impacts Provider, in which case the Parties will in good faith discuss how the implement such compliance and allocate the costs thereto.

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(ii)

T-Mobile will have final approval over the interpretation and application of, as well as the appropriate method for complying with, any T-Mobile Compliance Laws, in providing the T-Mobile Compliance Instructions with which Provider must comply in connection with the provision of the Services; provided, however, that the Parties will cooperate in good faith to identify mutually agreeable methods for complying.

(c)

Non-Compliance. If Provider becomes aware of non-compliance of any Provider Laws or T-Mobile Compliance Laws, Provider will promptly notify T-Mobile of such non-compliance. At no additional charge, Provider will provide T-Mobile with (A) data and reports reasonably requested by T-Mobile relating to the Services necessary for T-Mobile to comply with all T-Mobile Compliance Laws and (B) data and reports identified in the Procedures Manual.

(d)	Legal Holds.
(i)	T-Mobile will inform Provider when an actual or potential legal action relating to a T-Mobile Group Company occurs that requires Provider action for litigation holds or electronic discovery.
(ii)

As directed by T-Mobile, Provider will exclude from archiving and deletion activity under its control data placed under litigation hold and will maintain and preserve such data as required by such legal action. Data placed under litigation hold will be maintained and preserved by Provider until written authorization is received from T-Mobile releasing the data from litigation hold. Upon receipt of written authorization releasing data under litigation hold, Provider will apply normal archiving and deletion activities to such data.

(iii)

Provider, at T-Mobile’s cost, will provide assistance relating to the Services in connection with T-Mobile’s (1) review of data, (2) segregation of responsive and non-privileged data from non-responsive or privileged data and (3) provision of information for electronic discovery associated with legal action, including assisting in the identification of the likely appropriate sources of data to meet the relevant request, packaging the data in the format requested by T-Mobile’s legal counsel and delivering such information to the requestor.

(e)	Without limiting the foregoing, Provider’s compliance with Applicable Laws includes, without limitation:
(i)	Regulations: Provider shall comply with Schedule 6 (Regulatory Compliance).
(ii)

Export Compliance. The Deliverables, Services, and certain technical information that may be provided in connection with this Agreement are subject to U.S. export control laws. Provider represents and warrants to T-Mobile that it is now and will remain compliant with all export control statutes and regulations of the United States Government and the government of any country in which Provider conducts business under this Agreement. This includes, without limitation, the

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International Traffic In Arms Regulations (“ITAR”) (22 C.F.R. parts 120-130 (2010)); the Export Administration Regulations (“EAR”) (15 C.F.R. parts 730-774 (2010)); the U.S. anti-boycott regulations, including those under the EAR and U.S. Department of the Treasury regulations; the various economic sanctions regulations of the U.S. Department of the Treasury, Office of Foreign Assets Control, and the USA PATRIOT Act (Title III of Pub. L. 107-56, signed into law October 26, 2001), as amended. Without limiting Provider’s obligations under Section 13.3 (Services Personnel Verification and Additional Obligations), the Provider represents, on behalf of itself and its employees, agents and contractors, that

(1)

it is not a person listed on the Specially Designated Nationals and Blocked Persons list maintained by the U.S. Treasury, Office of Foreign Assets Control, the Denied Persons or Denied Entities lists maintained by the U.S. Department of Commerce, Bureau of Industry and Security, the Debarred Persons List maintained by the U.S. Department of State, Office of Defense Trade Controls, any successors to the foregoing; or any similar lists maintained by any agency of the United States government. Provider will ensure that no person who has access to T-Mobile’s Confidential Information is listed on any of the foregoing lists. Provider further represents that it does not engage in: (i) prohibited dealings or transactions with any persons on the foregoing lists; and (ii) dealings or transactions which would cause Provider to be in violation of any embargo law.

(2)

to the extent a Foreign Person accesses the Deliverables or Services or any information provided in connection with this Agreement, Provider will: (i) obtain the prior written consent from T-Mobile; and (ii) comply with all United States laws governing exports and re-exports, including, but not limited to, the EAR and the ITAR. As used in this Section, a “Foreign Person” has the same meaning as “Foreign National” as defined in the EAR and “Foreign Person” as defined in the ITAR, as applicable.

(3)

no agent, affiliate, employee or other person associated with or acting on behalf of Provider, involved in the provision of the Services or the Deliverables, directly or indirectly: (i) has previously provided or will provide anything of value in the form of any unlawful contribution, gift, entertainment or other unlawful expense to any foreign official or foreign political party in any polity for the purpose of gaining or retaining business or obtaining any unfair advantage; (ii) has violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”) (15 U.S.C. 78dd-I, and 78dd-3 (1977) (amended 1998)), the United Nations Convention Against Corruption (GA Res. 58/4, UN Doc. A/58/422 (2003)), or the Organization for Economic Cooperation and Development (“OECD”) Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (DAFFE/IME/BR(97)20 (Dec. 17, 1997)); or (iii) made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

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Without limiting or waiving T-Mobile’s other remedies available under this Agreement or at law, Provider will, at T-Mobile’s option, pay to T-Mobile an amount equal to any monetary payment or thing of value provided to a third party in violation of this Section 21.3(e).

(iii)

If Provider qualifies as a “small business” under Federal Acquisition Regulation clause 52.219-8, “Utilization of Small business Concerns (Jan 2011) at any time, Provider will promptly register as a small business with the Small Business Administration and will maintain such registration to the extent Provider is qualified. Provider will report all “Second Tier Diversity Spend” on a quarterly basis to T-Mobile within one month of the end of each calendar quarter, but only if any such Second Tier Diversity Spend exists during such quarter. “Second Tier Diversity Spend” means any spend by Provider with a company that is certified by the appropriate agency or association as a (i) minority-owned, (ii) woman-owned, (iii) GLBT-owned (iv) service-disabled veteran-owned, (v) veteran-owned, (vi) small, (vii) disadvantaged, or (viii) HUBZone business. This includes both (a) companies that support the Deliverables or Services and (b) companies that support Provider’s overall business operations. Second Tier Diversity Spend is not dependent on the qualifying entity being a subcontractor of Provider.

(iv)

Conflict Minerals Law. At T-Mobile’s request and to the extent needed for T-Mobile to comply with the Conflict Minerals Law, Provider will provide a written copy of any audits, disclosures and reports that Provider has filed with or submitted to the Securities and Exchange Commission by Provider as required by the Conflict Minerals Law, including, but not limited to: (a) the disclosures made by the Provider to the Securities and Exchange Commission; and (b) any independent private sector audit submitted through the Securities and Exchange Commission, each (a) and (b) in accordance with subsection (p) of Section 13 of the Securities and Exchange Act of 1934 and the Conflict Minerals Law. Without any further consideration, Provider will provide such further cooperation and information as T-Mobile may reasonably request in connection with T-Mobile’s obligations under the Conflict Minerals Law.

(v)

Employment. T-Mobile is an equal opportunity employer and federal contractor or subcontractor. Consequently, the parties agree that, as applicable, they will abide by the requirements of 41 CFR 60-1.4(a), 41 CFR 60-300.5(a) and 41 CFR 60-741.5(a) and that these laws are incorporated herein by reference. These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, sexual orientation, gender identity, or national origin. These regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, protected veteran status or disability. The parties also agree that, as applicable, they will abide by the requirements of Executive Order 13496 (29 CFR Part 471, Appendix A to Subpart A), relating to the notice of employee rights under federal labor laws.

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(vi)	Reserved.
(f)

Fraud and Ethics. Provider will comply with the T-Mobile’s “Supplier Code of Conduct” located on www.t-mobile.com/supplier. Provider will promptly report to T-Mobile any discovered or suspected fraud, illegal activity or other violation of the Provider Code of Conduct.

21.4	Non-Solicitation; Non-Compete

Except as provided below or in the Termination Assistance Schedule, during the Term and for a period of one (1) year after the expiration or termination thereof: (a) Provider may not employ nor solicit for employment any person who is then, or during the prior six (6) month period was, an employee of T-Mobile or any of its Affiliates and who was involved in the receipt or use of the Services or the Deliverables, without T-Mobile’s prior written consent; and (b) T-Mobile may not employ nor solicit for employment any person who is then, or during the prior six (6) month period was, an employee of Provider or any of its Affiliates and who was assigned primarily to the T-Mobile account, without Provider’s prior written consent, unless otherwise expressly permitted under an applicable Termination Assistance Schedule or Schedule 8 (Governance). These non-solicitation obligations will not apply if an employment solicitation is made to the general public and the employee responds to such solicitation.

21.5	Notices.

Except as may be otherwise provided herein, all notices and other communications required or permitted hereunder or under an SA or Order, will be in writing and will be conclusively deemed duly given to a Party (a) upon hand delivery to that Party, (b) upon receipt, when sent by facsimile or email (provided, however, that notices given by facsimile or email will not be effective unless, either (i) duplicate copy of such facsimile or email notice is promptly given by one of the other methods described in this Section 21.5 (Notices), or (ii) the receiving Party delivers a written confirmation of receipt of such notice either by facsimile, email or any other method described in this Section 21.5 (Notices)), (c) upon receipt after deposit in the U.S. mail with first class, registered or certified mail postage prepaid, return-receipt requested and addressed to the other Party as set forth below, provided that the sending Party receives a confirmation of delivery from the U.S. Postal Service; or (d) upon receipt after deposit with a national next-business delivery service, postage prepaid, addressed to that Party as set forth below with next-business-day delivery guaranteed, provided that the sending Party receives a confirmation of delivery from the delivery Provider, and addressed as follows:

With respect to T-Mobile:

T-Mobile USA, Inc.

Attn : Carrier Management

12920 SE 38th Street

Bellevue, WA 98006

Email: [* * *]

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With a copy to:

T-Mobile USA, Inc.

Attn: Legal Department

12920 SE 38th Street

Bellevue, WA 98006

Email: [* * *]

With respect to Provider:

Inteliquent, Inc.

Attn: General Counsel

550 West Adams Street, Suite 900

Chicago, Illinois 60661

Email: [* * *]

Facsimile: [* * *]

With a copy to:

Inteliquent, Inc.

Attn: Chief Financial Officer

550 West Adams Street, Suite 900

Chicago, Illinois 60661

Email: [* * *]

Facsimile: [* * *]

Notices will be deemed to be received if sent in accordance with the foregoing but the recipient refuses to accept delivery.

A Party may from time-to-time change or supplement its address or designee, or designate additional addresses, for notification purposes by giving the other Party prior written notice of the new address or designee in the manner set forth above, provided, however, that Provider’s address for notices will always be in the United States.

21.6	Counterparts.

These GTCs and the SAs may be executed in several counterparts, all of which counterparts when taken together will constitute one single agreement between the Parties hereto or thereto.

21.7	Headings.

The article and section headings and the table of contents used in this Agreement are for reference and convenience only and will not enter into the interpretation thereof.

21.8	Relationship of Parties.

Provider, in furnishing the Services, is acting as an independent contractor, and Provider has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all work

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to be performed by Provider under these GTCs and the SAs. Provider is not an agent of T-Mobile and has no authority to represent T-Mobile as to any matters, except as expressly authorized in these GTCs and the SAs.

21.9	Severability.

In the event that any provision of these GTCs or the SAs or Orders conflicts with the law under which these GTCs or the SAs or Orders are to be construed, or if any such provision is held invalid or unenforceable by an arbitrator or a court with jurisdiction over the Parties, such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with such law. The remainder of these GTCs and the SAs and Orders will remain in full force and effect.

21.10	Consents and Approvals.

An approval or consent given by a Party under these GTCs or the SAs or Orders will not relieve the other Party from responsibility for complying with the requirements of these GTCs and the SAs and the Orders, nor will it be construed as a waiver of any rights under these GTCs or the SAs and Orders, except as and to the extent otherwise expressly provided in such approval or consent.

21.11	Waiver of Default; Cumulative Remedies.
(a)

A delay or omission by either Party to exercise any right or power under these GTCs or the SAs or Orders will not be construed to be a waiver thereof. A waiver by either of the Parties of any of the covenants to be performed by the other or any breach thereof will not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained.

(b)

Except as otherwise expressly provided herein, all remedies provided for in these GTCs and the SAs and Orders will be cumulative, and in addition to and not in lieu of, any other remedies available to either Party at law, in equity or otherwise.

21.12	Survival.

The termination or expiration of these GTCs, an SA or an Order, for any reason, will not terminate the obligations or liabilities of the Parties under the terms hereunder regarding confidentiality, preservation of records, audit rights, warranties, liabilities, indemnification, intellectual property, dispute resolution and all others that by their sense and context are stated or intended to survive and continue in full force and effect after the termination or expiration of these GTCs, an SA or an Order.

21.13	Public Disclosures.

All media releases, public announcements, and public disclosures by either Party relating to these GTCs or the SAs or the subject matter of these GTCs or the SAs, including promotional or marketing material, but not including (i) announcements intended solely for internal distribution or disclosures to the extent required to meet legal or regulatory requirements beyond the reasonable control of the disclosing Party or (ii) Provider’s disclosure to other telecommunications providers or investors that T- Mobile is a customer or (iii) T-Mobile’s disclosure to other telecommunications providers or investors that Provider provides Services to Customer, will be coordinated with and approved by the other Party prior to release. Specifically, Provider will not disclose T-Mobile as a customer, or use any trade name, trademark, service mark, logos or any other information, design or

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T-Mobile Confidential

device that identifies T-Mobile in Provider’s sales, marketing and publicity activities, including interviews with representatives of any written publication, television station or network or radio station or network, without T-Mobile’s prior written consent. For the avoidance of doubt, and notwithstanding anything to the contrary herein, either Party may disclose the existence of these GTCs in its filings with the Securities Exchange Commission and may include these GTCs as an exhibit to such filings, if it is legally required to do so; provided further, however, that to the maximum extent possible, the Party making such filing will seek confidential treatment of the terms and conditions of the MSA.

21.14	Service Marks.

Subject to the prior Section. Provider agrees that it will not, without T-Mobile’s prior written consent, use any name, trade name, service marks, trademarks or domain names of T-Mobile.

21.15	Third Party Beneficiaries.

Except as otherwise expressly provided herein, nothing in these GTCs or the SAs or Orders will confer or purport to confer upon any third party any benefit or the right to enforce any term or warranty of these GTCs or the SAs or Orders.

21.16	Covenant of Good Faith.

Each Party agrees to act in good faith.

21.17	Due Diligence Prior to Contract Signing.

Provider will have completed all due diligence prior to entering into these GTCs and each SA. Neither these GTCs nor any SA provides for post-signing due diligence or any related adjustments to the pricing provisions or any other terms and conditions of these GTCs or any such SA.

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T-Mobile Confidential

SCHEDULE 1

Definitions

Acceptance Procedures: With respect to the MSA, the term “Acceptance Procedures” has the meaning set forth in Schedule 8 (Governance); With respect to an SA, the term “Acceptance Procedures” has the meaning set forth in the corresponding appendix of the Governance Schedule to such SA.

Acquiring Entity: The term “Acquiring Entity” is defined in Section 5.3(a)(iv) of the MSA.

Affiliate: With respect to any specified person or entity, the term “Affiliate” means any other person or entity Controlling, Controlled by or under common Control with such entity.

Agent: The term “Agent” means the agents, contractors and representatives of T-Mobile, other than Provider and Provider Agents.

Agreement: The term “Agreement” has the meaning given to it in the introductory portion of this Agreement and includes all SAs and Orders, and any other Appendix, exhibit, schedule, plan, or other similar document appended thereto or incorporated by reference therein.

Agreement Structure: The term “Agreement Structure” is defined in Section 3.1(a) of the MSA.

Amounts Due: The term “Amounts Due” is defined in Section 7.3 of the MSA.

Appendix or Appendices: The term “Appendix” or “Appendices” means the appendix or appendices attached to a Schedule.

Applications Software: The term “Applications Software” means those software programs and programming, including the supporting documentation, media, on-line help facilities and tutorials, that are expressly identified in an applicable SA. Applications Software may include (i) applications that allow T-Mobile to conduct its business operations (collectively, “Business Applications”), and (ii) general applications which are generic in nature and allow general business activities, e.g., office productivity applications such as desktop applications, e-fax applications, e-mail, etc.

Assigned Contracts: The term “Assigned Contracts” means those third-party agreements designated as “assigned” on the Third Party Contracts Schedule to the relevant SA or Order.

Benchmarking Process: The term “Benchmarking Process” is defined in Section 8.2 of the MSA.

Benchmarker: The term “Benchmarker” is defined in Section 8.2 of the MSA.

Best Practices: The term “Best Practices” means, individually and collectively, the quantitative and qualitative performance standards, practices, and technologies that are no less than: (i) the best industry practices that are, at such time, generally recognized by providers in the Comparator Group in the Provider’s industry, for services or deliverables substantially similar to those under the respective SAs or Orders thereto; or (ii) no less than the standards, techniques, and tools that are then provided by Provider for any of its customers.

Exhibit 1 to Master Services Agreement	1-1	Definitions

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T-Mobile Confidential

Charges: The term “Charges” (and its derivatives) means the fees and expenses, as well as any other charges payable to Provider pursuant to any Pricing Schedule attached to an SA or Order for providing the Services.

Claim: The term “Claim” is defined in Section 18.5(a) of the MSA.

Comparator Group: Comparator Group means [* * *], [* * *], [* * *], [* * *], [* * *] and [* * *]; provided, however, that T-Mobile can, with the consent of the Provider, which consent shall not be unreasonably withheld, add providers to the Comparator Group to the extent they offer services that are  similar to Services provided by Provider to T-Mobile.

Confidential Information: T-Mobile Confidential Information or Provider Confidential Information, as applicable.

1.

Provider Confidential Information: means (a) all information, in any form, furnished or made available, directly or indirectly, by Provider to T-Mobile which is marked confidential, restricted, proprietary, or with a similar designation, (b) that a reasonable person would consider to be confidential due to the context of the disclosure or the nature of the information and (c) all information concerning the operations, affairs and businesses of Provider and the financial affairs of Provider.

2.

T-Mobile Confidential Information: means: (a) all information, in any form, furnished or made available directly or indirectly by T-Mobile to Provider that is marked confidential, restricted, proprietary, or with a similar designation; (b) all specifications, designs, documents, correspondence, Software, documentation, data and other materials and work product produced by either Provider or its subcontractors in the course of performing the Services; (c) all information concerning the operations, affairs and businesses of T-Mobile, the financial affairs of T-Mobile, and the relations of T-Mobile with its customers, vendors, employees and service providers (including customer lists, customer information, vendor information, account information and consumer markets); (d) Software provided to Provider by or through T-Mobile; (e) other information or data stored on magnetic media or otherwise or communicated orally, and obtained, received, transmitted, processed, stored, archived, or maintained by Provider pursuant to the MSA or an SA; and (f) any other information identified as being confidential information of T-Mobile in the MSA or any SA.

Consents: The term “Consents” means the T-Mobile Consents or the Provider Consents, as applicable.

1.

“T-Mobile Consents” means all licenses, consents, permits, approvals and authorizations that are necessary to allow Provider and Provider Agents to access and (A) use T-Mobile’s owned and leased assets, (B) use the services provided for the benefit of T-Mobile under T-Mobile’s third party services contracts or (C) Use the T-Mobile Software.

2.

“Provider Consents” means all licenses, consents, permits, approvals and authorizations that are necessary to allow (a) Provider and Provider Agents to use (1) the Provider Software, if any, and Provider Tools, if any, and (2) any assets owned or leased by Provider, (b) Provider and Provider Agents to (1) use any third party services retained by Provider to provide the Services during the Term and the Termination Assistance Period, (2) grant the licenses contemplated by this Agreement and the applicable SA (if any) and (3) assign to T-Mobile the Developed Software and the Work

Master Services Agreement	2

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T-Mobile Confidential

Product and (c) T-Mobile and T-Mobile Agents to Use the Provider Third Party Software after the expiration or termination of this Agreement.

Contract Year: The term “Contract Year” means each 12-month period commencing, in the case of the first Contract Year, on the Effective Date and thereafter upon the completion of the immediately.

Control: The term “Control” and its derivatives mean: (a) the legal, beneficial, or equitable ownership, directly or indirectly, of (i) at least 50% of the aggregate of all voting equity or partnership interests in a Party or (ii) equity or partnership interests having the right to at least 50% of the profits of a Party or, in the event of dissolution, to at least 50% of the assets of a Party; (b) the right to appoint, indirectly or indirectly, a majority of the board of directors; (c) the right to control, directly or indirectly, the management or direction of the Party by contract or corporate governance document; and (d) in the case of a partnership, the holding by a Party (or one of its Affiliates) of the position of sole general partner.

Cure Period: The term “Cure Period” is defined in Section 7.3 of the MSA.

Deliverable Credits: The term “Deliverable Credits” means an amount calculated and payable in accordance with Section 10.9 (Deliverable Credits) for failure to deliver any Deliverables.

Deliverables: The term “Deliverables” means any deliverables provided by Provider to T-Mobile under the SAs or Orders. For the avoidance of doubt, a Service is not a Deliverable.

Designees: The term “Designees” means any third party designee appointed by T-Mobile to perform all or any part of the Services or T-Mobile’s obligations hereunder, in accordance with T-Mobile’s rights under the MSA and applicable SA.

Disaster Recovery Services The term “Disaster Recovery Services” is defined in the relevant Disaster Recovery Schedule.

Disputed Amount: The term “Disputed Amount” is defined in Section 7.7 of the MSA.

Disrupted Services: The term “Disputed Services” is defined in Section 4.1(e) of the MSA.

Effective Date: The term “Effective Date” is defined in the Introduction of the MSA.

Equipment: The term “Equipment” means the computer and telecommunications equipment owned or leased by T-Mobile or Provider and used by Provider to provide the Services. Equipment includes the following: (a) telecommunications equipment, including switches, routers, and other telecommunications equipment; and (b) equipment-related services (e.g., maintenance and support services, upgrades, subscription services) provided by third parties (e.g., vendor, manufacturer, lessor) in the contracts covering the provision of such equipment.

Equipment Schedule: The term “Equipment Schedule” means the terms set forth in the Equipment Schedule attached to the relevant SA or Order and incorporated in and/or amended by the applicable SA or Order.

Erroneous Invoice: The term “Erroneous Invoice” is defined in Section 7.2 of the MSA.

Escrow Agreement: The term “Escrow Agreement” is defined in Section 14.12 of the MSA.

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T-Mobile Confidential

Extraordinary Event: The term “Extraordinary Event” means a circumstance in which an event or discrete set of events has occurred or is planned with respect to the business of T-Mobile that has resulted, or will result, in a change in the (a) scope, (b) nature or (c) volume (e.g., increase or decrease of [* * *] or more) of the Services that T-Mobile will require from Provider. Examples of the kinds of events that might cause such substantial increases or decreases include the following:

(i)	changes in locations where T-Mobile or the Eligible Recipients operate;
(ii)	changes in products of, or in markets served by, T-Mobile or the Eligible Recipients;
(iii)	mergers, acquisitions, divestitures or reorganizations of T-Mobile or the Eligible Recipients;
(iv)	changes in the method of service delivery;
(v)	changes in the applicable regulatory environment;
(vi)	changes in market priorities; or
(vii)	changes in the business units being serviced by Provider.

Facilities: Excluding Provider’s switching sites, headquarters and other administrative offices, the term “Facilities” means those facilit(y)(ies) from which the Services are provided.

Facilities Schedule: The term “Facilities Schedule” means the terms set forth in the Facilities Schedule, as attached to the applicable SA or Order and incorporated in and/or amended by the applicable SA or Order.

FCPA: The term “FCPA” is defined in Section 16.13 of the MSA.

Force Majeure Event: The term “Force Majeure Event” means an event directly or indirectly causing default or delay in the performance of obligations under these GTCs or any SA including: (a) fire, flood, earthquake, elements of nature or acts of God, riots, civil disorders, rebellions or revolutions in any country, or any other cause beyond the reasonable control of such Party; and (b) provided the non-performing Party is without fault in causing such default or delay and such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (including, with respect to Provider, by Provider meeting its obligations for performing business continuity and disaster recovery services as described herein or in the applicable SA).

Governance Schedule: The term “Governance Schedule” means the terms set forth in Schedule 8 (Governance), as such terms are incorporated in and/or amended by the applicable SA.

Governance Team: The term “Governance Team” means the terms set forth in Schedule 8 (Governance), as such terms are incorporated in and/or amended by the applicable SA.

Government Official: The term “Government Official” is defined in Section 16.13(a) of the MSA.

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T-Mobile Confidential

Governmental Approvals: The term “Governmental Approvals” means the Provider Governmental Approvals or the T-Mobile Governmental Approvals, as applicable.

1.

The term “T-Mobile Governmental Approvals” means all licenses, consents, permits, approvals and authorizations of any Governmental Authority, or any notice to any Governmental Authority, the granting of which is required by Law, including Regulatory Requirements, for T-Mobile to consummate the transactions contemplated by this Agreement.

2.

The term “Provider Governmental Approvals” means all licenses, consents, permits, approvals and authorizations of any Governmental Authority, or any notice to any Governmental Authority, the granting of which is required by Law, including Regulatory Requirements, for Provider to consummate the transactions contemplated by this Agreement.

Governmental Authority: The term “Governmental Authority” means any federal, state, municipal, local, territorial, or other governmental department, regulatory authority, judicial or administrative body, whether domestic, foreign or international.

General Terms and Conditions or “GTCs”: The term “General Terms and Conditions” or “GTCs” is defined in the introduction of the MSA.

Information Security Measures: The term “Information Security Measures” is defined in Section 9.2(a) of the MSA.

Intellectual Property Rights: The term “Intellectual Property Rights” means any and all patent rights (including, without limitation, any and all rights under issued patents, patent applications, continuations, continuations in part, divisionals, SIRs, and design patents), copyrights, moral rights, trademarks, trade secrets, trade dress and all other forms of intellectual property rights (including analogous rights) recognized in any jurisdiction anywhere in the world, including applications and registrations for any of the foregoing.

Interest: The term “Interest” is defined in Section 7.3 of the MSA.

IXC: The term “IXC” means an Inter-exchange Carrier.

Key Provider Personnel: The term “Key Provider Personnel” is defined in Section 13.1(a) of the MSA.

Laws: The term “Laws” means, in any jurisdiction that is applicable, any statute, rule, regulation, regulatory guideline, order, law, ordinance or code; the common laws of equity; any binding court order, judgment or decree; any applicable industry code, rule, guideline, policy, or standard enforceable by law (including as a result of participation in a self-regulatory organization), and any official interpretations of the foregoing.

Limited Open Source Consent: The term “Limited Open Source Consent” is defined in Section 14.7 of the MSA.

Losses: The term “Losses” means claims, costs, losses, damages, liabilities, judgments and expenses (including without limitation reasonable attorneys’ fees).

Managed Contracts: The term “Managed Contracts” is defined in Section 15.1(b) of the MSA.

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T-Mobile Confidential

Management Resources: The term “Management Resources” is defined in Section 13.2(b) (Turnover) of the MSA.

Materials: The term “Materials” means, collectively, Software, literary works, other works of authorship, specifications, design documents and analyses, processes, methodologies, programs, program listings, programming tools, documentation, reports, drawings and similar work product.

Material Adverse Change: The term “Material Adverse Change” means any material adverse changes to the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of Provider, or any Affiliate of Provider, or any Approved Subcontractor (for purposes of this definition and the examples below, collectively and individually, “Provider”); on the transactions contemplated hereby (including those contemplated in any SA or Order), or on the authority or ability of Provider to perform its obligations under the MSA or any SA or Order. By way of example but not limitation, Provider Material Adverse Changes will include the following: (i) Provider becomes Insolvent; (ii) Provider takes any steps to seek protection pursuant to any bankruptcy law or has any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that could reasonably lead a creditor to do so; (iii) Provider receives oral or written notice that there has been, will be or may be a loss of, or contract cancellation by, any current customer, Provider or licenser of Provider, which loss or cancellation would result in lost annual revenues to Provider of at least [* * *], or forms the basis for any belief that there may be such a loss or cancellation; (iv) Provider’s credit rating decreases within any ninety (90)-day period by two (2) or more rankings in either the Moody’s credit rating or the Standard and Poor’s credit rating; (v) Provider’s Moody’s credit rating decreases to ___ or lower, or its Standard and Poor’s credit rating drops to ___ or lower; or (vi) Provider takes any action, enters into or agrees to enter into any transaction, agreement or commitment other than in the ordinary course of business (including, without limitation, with respect to nonpayment of debts, disposal of assets, or restructuring); or (vii) Provider is the subject of a formal investigation by a Governmental Authority, or substantive legal proceedings have been initiated against Provider by a Governmental Authority.

Material Breach: The term “Material Breach” means any of the following events: (a) any material breach by a Party of its confidentiality obligations under Section 9 (Safeguarding of Data; Confidentiality); (b) if Provider should materially breach its obligations to provide the Disaster Recovery Services; (c)  any material or prolonged failure to meet Service Levels, including, by way of example but not limitation, any breach of an individual Service Level [* * *] or more times; (d) any other material breach by a Party of the MSA or an SA that: (i) remains uncured for thirty (30) days after the breaching Party’s receipt of the other Party’s written notice thereof, except for payment default, in which case the breaching Party must cure the breach within the Cure Period, or (ii) is not by its nature curable within thirty (30) days; (e) Provider’s material breach of its obligations to maintain insurance coverage required by Section 17.1 (Insurance) of the MSA; (f) any material breach of Provider’s obligations under Section 14 (Software and Proprietary Rights) of the MSA, which, in T-Mobile’s reasonable judgment, would cause it harm sufficient to justify a termination for breach; or (f) any Material Breach expressly designated as such in the MSA or applicable SA.

MSA: The term “MSA” has the meaning given to it in the introductory portion of these GTCs and includes all SAs and Orders, and any other Appendix, exhibit, schedule, plan, or other similar document appended thereto or incorporated herein.

Network Services: The term “Network Services” means those network related Services performed by Provider pursuant to the terms of the MSA and applicable SA.

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T-Mobile Confidential

New Entity: The term “New Entity” is defined in Section 5.3(a)(iv) of the MSA.

New Services: The term “New Services” is defined in Section 4.4(a) of the MSA.

Non-Software Materials: The term “Non-Software Materials” is defined in Section 14.8 of the MSA.

Outbound LD Service: The term “Outbound LD Service” means interMTA calls that originate from T-Mobile end users and are delivered to Provider. Provider will be acting as the IXC for these calls.

Open Source Software: The term “Open Source Software” means any Third Party Software that is subject to a form of license that purports to require or otherwise allow the distribution of source code by recipients or users of such Third Party Software.

Order: The term “Order” means any provision of Service(s) consistent with the process set forth in Section 4 of the MSA and signed by an authorized representative of T-Mobile.

MTA: The term “MTA” means Major Trading Area as defined in 47 C.F.R. ¶24.202(a).

Partial Termination: The term “Partial Termination” is defined in Section 5.3(d) of the MSA.

Pass-Through Expenses: The term “Pass-Through Expenses” means charges to be paid directly by T-Mobile or through Provider on a pass-through basis, without markup.

Penalty Period: The term “Penalty Period” is defined in Section 7.2 of the MSA.

Performance Information: The term “Performance Information” is defined in Section 10.10 of the MSA.

Personal Information: The term “Personal Information” is defined in Section 9.1(b) of the MSA.

Pricing Schedule: The term “Pricing Schedule” means the terms set forth in a Pricing Schedule attached to an SA or Order, as such terms are incorporated in and/or amended by such SA or Order.

Procedures Manual: The term “Procedures Manual” is defined in Section 11.5 of the MSA.

Provider Developed Provider Software: The term “Provider Developed Provider Software” is defined in Section 14.6(b) of the MSA.

Provider Developed T-Mobile Software: The term “Provider Developed T-Mobile Software” is software listed on an SA and defined in Section 14.6(a) of the MSA.

Provider Non-Software Materials: The term “Provider Non-Software Materials” is software listed on an SA and defined in Section 14.8 of the MSA.

Provider-Owned Work Product: The term “Provider-Owned Work Product” is defined in Section 14.9 of the MSA.

Provider Relationship Manager: The term “Provider Relationship Manager” is defined in Section 13.6(b) of the MSA.

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T-Mobile Confidential

Provider Subcontractors: The term “Provider Subcontractors” means subcontractors (of any tier) of Provider, including Shared Subcontractors (as defined in Section 11.2(d)).

Provider Tools: The term “Provider Tools” is defined in Section 14.12(c) of the MSA.

Provider Work Product: The term “Provider Work Product” is defined in Section 14.9 of the MSA.

Regulatory Compliance Schedule: The term “Regulatory Compliance Schedule” means the terms set forth in Schedule 6 (Regulatory Compliance Schedule), as such terms are incorporated in and/or amended by such SA.

Regulatory Event: The term “Regulatory Event” is defined in Section 11.4 of the MSA.

Reimbursable Expense: The term “Reimbursable Expense” means those expenses incurred by Provider for which Provider is to be reimbursed by T-Mobile.

Release Condition: The term “Release Condition” is defined in Section 14.12(b) of the MSA.

Reporting Tools: The term “Reporting Tools” is defined in Section 10.5 of the MSA.

Reporting Tool Changes: The term “Reporting Tool Changes” is defined in Section 10.5 of the MSA.

Revocation of Approval: The term “Revocation of Approval” is defined in Section 11.2(b).

Schedules: The term “Schedules” means the schedule(s) attached to the MSA or the SAs, as applicable.

Security Policies and Procedures: The term “Security Policies and Procedures” means either (i) T-Mobile’s policies regarding data security and IT security, as attached as a Schedule to these GTCs or as attached to an applicable SA, or (ii) to the extent that certain data security and/or IT security issues are not addressed by such policies, the Best Practices applicable to such data security and/or IT security issues; in either case, as further set forth in Schedule 7 (Security).

Services: The term “Services” means any and all services provided by or on behalf of Provider or its Affiliates to T-Mobile under the MSA, the Services Agreements, or any Orders.

Service Attachment: The term “Service Attachment” or “SA” means any services agreement entered into between Provider and T-Mobile pursuant to the terms of the MSA, including the Exhibits thereto, as such terms are incorporated and/or amended in such Services Attachment.

Service Change Procedures: The term “Service Change Procedures” is defined in Section 11.3(a) of the MSA.

Service Levels: The term “Service Levels” means metrics of Provider’s performance of Services, which specifies performance thresholds for such Services, as such metrics are set forth in the applicable SA.

Service Level Credits: The term “Service Level Credits” means the performance credits owed by Provider to T-Mobile if Provider fails to meet a specified Service Level, as specified in an SA or Order.

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T-Mobile Confidential

Service Locations: The term “Provider Service Location” means any Facility controlled or provided by Provider for purposes of providing the Services under this Agreement.

Services Personnel: The term “Services Personnel” means all employees and contractors of Provider and its Affiliates and subcontractors assigned to perform any of the Services.

Software: The term “Software” means any and all software, including Applications Software, Middleware and Systems Software.

Software Schedule: The term “Software Schedule” means the terms set forth in the Software Schedule, as such terms are incorporated in and/or amended by the applicable SA or Order.

Specifications: The term “Specifications” means, as used in the MSA or any Exhibits, Schedules, Appendices or Addendums thereto, specifications for Equipment, Software, Services, Deliverables or other materials.

Step-In Rights: The term “Step-In Rights” is defined in Section 4.1(e) of the MSA.

Subcontractors: The term “Subcontractors” means subcontractors (of any tier) of Provider, including Shared Subcontractors.

Subcontractor Provisions: The term “Subcontractor Provisions” has the meaning set forth in Section 11.2(c) (Provisions of Subcontracts) of the MSA.

Systems: The term “Systems” means the Software and the Equipment, collectively, used to provide the Services.

Systems Software: The term “Systems Software” means Software that provides the general operating and monitoring for processing and network connectivity to Applications, databases, Middleware and tools, including operating systems, teleprocessing monitors, database management systems, network operating systems and communication systems.

T-Mobile: The term “T-Mobile” means T-Mobile USA, Inc.

T-Mobile Confidential Information: The term “T-Mobile Confidential Information” means: (a) all information, in any form, furnished or made available directly or indirectly by T-Mobile to Provider that is marked confidential, restricted, proprietary, or with a similar designation; (b) all specifications, designs, documents, correspondence, Software, documentation, data and other materials and work product produced by either Provider or its subcontractors in the course of performing the Services; (c) all information concerning the operations, affairs and businesses of T-Mobile, the financial affairs of T-Mobile, and the relations of T-Mobile with its customers, vendors, employees and service providers (including customer lists, customer information, vendor information, account information and consumer markets); (d) Software provided to Provider by or through T-Mobile; (e) other information or data stored on magnetic media or otherwise or communicated orally, and obtained, received, transmitted, processed, stored, archived, or maintained by Provider pursuant to the MSA or an SA; and (f) any other information identified as being confidential information of T-Mobile in the MSA or any SA.

T-Mobile Compliance Laws: The term “T-Mobile Compliance Laws” is defined in Section 21.3(b(i) of the MSA.

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T-Mobile Confidential

T-Mobile Laws: The term “T-Mobile Laws” is defined in Section 21.3(a)(ii)(1) of the MSA.

T-Mobile Non-Software Material: The term “T-Mobile Non-Software Material” is defined in Section 14.8(b) of the MSA.

T-Mobile Parent: With respect to the MSA, the term “T-Mobile Parent” has the meaning as set forth in the preamble thereto, (ii) with respect to an SA, the term “T-Mobile Parent” has the meaning set forth in Article 1 (Certain Definitions) thereof, and (iii) with respect to an Order, the term “T-Mobile Parent” has the meaning set forth in Section 1 (Introduction) thereof.

T-Mobile Request: The term “T-Mobile Request” is defined in Section 4.5(a) of the MSA.

T-Mobile Relationship Manager: The term “T-Mobile Relationship Manager” is defined in Section 13.6(a) of the MSA.

T-Mobile Responsibilities: The term “T-Mobile Responsibilities” is defined in Section 4.1(a) of the MSA.

T-Mobile Satisfaction Levels: The term “T-Mobile Satisfaction Levels” is defined in Section 8.3(b) of the MSA.

T-Mobile Third Party Applications Software: The term “T-Mobile Third Party Applications Software” is defined in Section 14.4(b) of the MSA.

T-Mobile Third Party Systems Software: The term “T-Mobile Third Party Systems Software” is defined in Section 14.4(a) of the MSA.

Term: The term “Term” is defined in Section 5.1 of the MSA.

Termination Assistance Period: The term “Termination Assistance Period” means the period of time commencing on the date a determination is made by T-Mobile that there will be an expiration or termination of this Agreement, and continuing for period designated by T-Mobile (not to exceed the period specified in Section 5.8 (Termination/Expiration Assistance)) after the effective date of such expiration or termination, during which Provider will provide the Termination Assistance Services in accordance with Section 5.8 (Termination/Expiration Assistance) or Section 4.1(d) (Services Performed by T-Mobile), as applicable.

Termination Assistance Schedule: The term “Termination Assistance Schedule” means the terms set forth in the Termination Assistance Schedule, as such terms are incorporated in and/or amended by the applicable SA or Order.

Termination Assistance Services: The term “Termination Assistance Services” means the termination assistance services described in Section 5.8 (Termination/Expiration Assistance) of the MSA, a Services Agreement, the Termination Assistance Schedule and any applicable Order thereunder.

Third Party Contracts: The term “Third Party Contracts” means the agreements between third parties and Provider or its Subcontractors or Affiliates that are expressly listed in an applicable SA as such and that have been or will be used to provide the Services, Software, Equipment, Systems or Deliverables to or for the benefit of T-Mobile.

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T-Mobile Confidential

Third Party Software: The term “Third Party Software” means the Software and Related Documentation expressly listed in an applicable SA as such that is licensed, leased or otherwise obtained by Provider from a third party (other than Affiliates of Provider) that is used in connection with the provision of the Services

Third Party Tools: The term “Third Party Tools” means the third party Tools expressly listed in an applicable SA as such that are licensed, leased or otherwise obtained by Provider from a third party (other than Affiliates of Provider) that is used in connection with the provision of the Services.

Transferred Employees: The term “Transferred Employees” is defined in Section 13.5 of the MSA.

Transferred Equipment: The term “Transferred Equipment” is defined in Section 15.5 of the MSA.

Transition Milestones: The term “Transition Milestones” is defined in Section 4.7(b) of the MSA.

Transition Period: The term “Transition Period” means the period that commences on the Effective Date and expires 12:00:01 a.m., Eastern Time, on the date specified for the completion of the Transition Services as specified in the Transition Plan, unless expressly extended in writing by T-Mobile.

Transition Phase: The term “Transition Phase” means a phase of a Transition identified as a “Transition Phase” in the applicable Transition Plan.

Transition Plan: The term “Transition Plan” means the plan attached to any SA or Order, as such terms are incorporated in and/or amended by the applicable SA or Order, and developed pursuant to Section 4.6 hereof, which identifies all material transition tasks and deliverables to be undertaken by Provider in connection with the transition of the relevant Services to Provider, the completion of all Transition Period enhancement projects to be completed during the Transition Period, and the dates by which each will be completed by Provider.

Transition Services: The term “Transition Services” means the transition activities and deliverables to be performed or provided by Provider that are specified in the Transition Plan, attached to any SA or Order, as such terms are incorporated in and/or amended by the applicable SA or Order.

Transition Service Schedule: The term “Transition Service Schedule” means the terms set forth in the Transition Services Schedule attached to any SA or Order, as such terms are incorporated in and/or amended by the applicable SA or Order.

Transaction Taxes: The term “Transaction Taxes” is defined in Section 6.3(b) of the MSA.

Use: The term “Use” means the right to load, execute, store, transmit, display, copy, maintain, modify, enhance, create derivative works, make and have made.

Master Services Agreement	11

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T-MOBILE CONFIDENTIAL

SCHEDULE 2

Pro Forma Parent Guaranty

INTENTIONALLY BLANK

12

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T-MOBILE CONFIDENTIAL

SCHEDULE 3

T-Mobile Policies and Procedures

•	Supplier Code Of Conduct

Master Services Agreement	13

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SCHEDULE 4

Termination Assistance

INTENTIONALLY BLANK

Master Services Agreement	14

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T-MOBILE CONFIDENTIAL

SCHEDULE 5

Benchmarking Exhibit

1.	Introduction

This Benchmarking Exhibit sets forth the procedures and methodologies to be followed by the Parties with respect to the benchmarking of the Services under the MSA, the SAs, and the Orders.

2.	Benchmarking
2.1

Benchmarking Overview.  T-Mobile will have the right to engage in the Benchmarking Process set forth in this Benchmarking Exhibit to determine whether T-Mobile is receiving competitive pricing, credits, and Service Levels with respect to the Services.  If the Benchmarking demonstrates that the pricing or Service Levels are not competitive, then Provider shall adjust such pricing or Service Levels pursuant to Section 3.3(a) (Benchmarking Process) of this Benchmarking Exhibit.

2.2	Benchmarking Firms.
(a)

Upon T-Mobile’s election to undertake a Benchmarking Process for any SA, the Benchmarking Process will be performed by an independent, industry recognized benchmarking service provider.  T-Mobile will propose to Provider a list of three (3) of the firms (collectively, the “Benchmarking Firms” and each, a “Benchmarking Firm”) set forth below, of which list Provider will select one (1) Benchmarking Firm to perform the Benchmarking Process. The party selected by Provider will serve as the Benchmarking Firm:

(i)	[***];
(ii)	[***];
(iii)	[***];
(iv)	[***];
(v)	[***];
(vi)	[***]
(vii)	[***]; and
(viii)	any other Benchmarking Firms agreed upon by the Parties from time-to-time during the Term.

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T-MOBILE CONFIDENTIAL

3.	Procedures and Methodologies
3.1	Benchmarking Overview.
(a)

The Benchmarking Process will be conducted by the Benchmarking Firm in accordance with the Benchmarking Plan.  Although the Benchmarking Firm will be selected by T-Mobile, both T-Mobile and Provider will be parties to any agreement under which the Benchmarking Firm is engaged to perform the Benchmarking Process.

(b)

In the event (i) the selected Benchmarking Firm is no longer providing the services required to conduct the Benchmarking Process, (ii) T-Mobile determines that the Benchmarking Firm should be replaced, or (iii) T-Mobile determines that another Benchmarking Firm is needed to take advantage of another system or methodology utilized by such Benchmarking Firm, T-Mobile will promptly designate a replacement Benchmarking Firm using the process described in Section 2.2(a).

3.2	Benchmarking Scope. T-Mobile may Benchmark the Services under any Order under its SAs.
3.3

Benchmarking Plan.  Within ten (10) days of the designation of the Benchmarking Firm, the Parties will, in consultation with such Benchmarking Firm, develop a plan (the “Benchmarking Plan”) for each Benchmarking Process.  The Benchmarking Plan will include the schedule for commencing and completing the applicable Benchmarking Process (including interim dates on which certain of the Benchmarking Firm’s activities will be completed) and the details of how the Benchmarking Process will be conducted, as further described in Section 3.3(a) (Benchmarking Process) of this Benchmarking Exhibit.  If the Parties are unable to reach an agreement on any aspect of the Benchmarking Plan, the Benchmarking Firm will have the authority to finalize the Benchmarking Plan so that such Benchmarking Process can be conducted in a manner that accounts for the scope of Services.

(a)	Benchmarking Process.
(i)

As part of the Benchmarking Plan and without Provider breaching any confidentiality obligations to third parties, Provider will provide to the Benchmarking Firm appropriate normalized data for the top [* * *] customers of Provider for similar services or bundles of Services, where applicable, as those performed by Provider for T-Mobile subject to the MSA, SAs, and Orders, as measured by aggregate revenue to Provider from such customers. In its sole discretion, the Benchmarking Firm may adopt such normalized data as provided by Provider or it may instead, in consultation with T-Mobile and Provider, define and select a peer comparison group.  In such a case, such peer comparison group will include a representative sampling of Provider customers and customers of other providers of similar services as those performed by Provider for T-Mobile subject to the MSA, SAs, and Orders, and will contain at least [* * *] but always an even number of companies.  In the event that the Parties are unable to agree upon the entities comprising such peer comparison group, T-Mobile will select

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T-MOBILE CONFIDENTIAL

one-half (1/2) of the entities comprising such peer comparison group, and Provider will select the remaining one-half (1/2) of such entities.
(ii)

The Benchmarking Plan will also describe the elements of the Benchmarking Process, including the comparison methodology, normalization process, formats and choice of data elements.  In addition, the Benchmarking Firm will provide guidelines to Provider for the conduct of the normalization process (which process will include, without limitation, location of Service delivery). The comparison methodology will include (i) identification of adjustment and normalization factors to normalize the data used to perform the Benchmarking Process to accommodate differences between volume of services, scope of services, service levels, financing or payment streams, costs and other relevant factors, (ii) any assumptions to be taken into consideration, and (iii) the evaluation/comparison method to be employed.

(iii)

Provider will comply in a timely manner (including meeting any schedule requirements in the Benchmarking Plan) with all reasonable data collection and presentation requirements established by the Benchmarking Firm and T-Mobile that are required to complete the Benchmarking Process.

(b)	Benchmarking Report Review Period and Adjustments.
(i)

No later than thirty (30) days after the completion of the Benchmarking Process, the Benchmarking Firm will deliver a report (the “Benchmarking Report”) to T-Mobile and Provider which will include results as normalized against the quantitative and qualitative performance standards and commitments for the Services contained in the MSA, the SAs, and the Orders, including the Service Levels and an opinion, on a Service-by-Service basis, as to whether such Service is in conformance with Best Practices.

(ii)

No later than sixty (60) days after receipt of the Benchmarking Report, Provider will prepare and deliver to T-Mobile an analysis of the Benchmarking Report (the “Provider Report”).  If the Benchmarking Report indicates that any aspects of the Charges or Service Levels are noncompetitive, Provider will include with that analysis an action plan in the Provider Report to make those Charges or Service Levels competitive.

(iii)

In the event that the Benchmarking Report indicates that the aggregate monthly Charges paid by T-Mobile for the applicable Services are more than [* * *] higher than the average aggregate monthly charges paid by the applicable comparison group for analogous Services, such Charges will be adjusted so that the resulting aggregate monthly Charges are equal to the average aggregate monthly Charges paid by such comparison group.  Any such adjustment to the Charges will be effective as of the first (1st) day of the first (1st) calendar month following delivery of the Provider Report and will be documented pursuant to the Service Change Procedures; provided, however, that the Parties acknowledge that such use of the Service Change Procedures is for documentation purposes only and

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T-MOBILE CONFIDENTIAL

Provider will not withhold any consent pursuant to such procedures in connection with such adjustment to the Charges, subject to the provisions herein.
(iv)

In the event that the Benchmarking Report indicates that the Service Levels provided by Provider for the applicable Services are noncompetitive, such Service Levels will be adjusted pursuant to a recommendation provided by the Benchmarking Firm. Additionally, if the Benchmarking Report indicates that any Service is not in conformance with Best Practices, such Service will be adjusted for conformance with Best Practices pursuant to a recommendation provided by the Benchmarking Firm.  Any such adjustments will be effective as of the first (1st) day of the second calendar month following delivery of the Provider Report and will be documented pursuant to the Service Change Procedures; provided, however, that the Parties acknowledge such use of the Service Change Procedures is for documentation purposes only and Provider will not withhold any consent pursuant to such procedures in connection with such adjustment to the Services or the Service Levels.

(v)

Any disputes regarding the findings in the Benchmarking Report will be handled in accordance with the dispute resolution process set forth in the MSA.  Notwithstanding the above, if the Parties cannot agree on the results of the Benchmarking Report or Provider Report, the changes recommended in either report will not become effective until such dispute is resolved.

3.4	Timing of Benchmarks. The Parties expressly agree that T-Mobile will be limited to conducting no more than one (1) Benchmarking annually.
3.5

Benchmarking Costs.  Provider and T-Mobile will share equally all costs incurred by the Benchmarking Firm; provided, however, that if a Benchmarking Report indicates that Provider’s Services, as measured in the aggregate over all Services, are more than [* * *] higher than the average total charges paid by the applicable comparison group, then Provider will solely bear all of the costs associated with the Benchmarking exercise.

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T-MOBILE CONFIDENTIAL

SCHEDULE 6

Regulatory Compliance

Regulatory Compliance Schedule

to the

Telecom Master Services Agreement

Between

T-MOBILE USA, INC.

and

PROVIDER

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T-MOBILE CONFIDENTIAL

1.	Compliance and Assistance
1.1	In accordance with the requirements of Section 21.3 (Compliance with Laws and Regulations) of the MSA, Provider shall:
(a)	comply with Provider Laws;
(b)	comply with the requirements of this Regulatory Compliance Schedule; and
(c)	assist T-Mobile in complying with any T-Mobile Laws associated with the Services and Deliverables.
1.2	Any failure by Provider to comply with the obligations set forth in this Regulatory Compliance Schedule shall constitute a Material Breach.
2.	Reports and Forms
2.1

Within five (5) business days of receiving a request from T-Mobile for any report or form filed, or prepared for filing, by Provider with the Federal Communications Commission (“FCC”) or any other governmental authority that relates to the Services, Provider shall provide T-Mobile with the requested report or form, including, but not limited to:

(a)	FCC Forms 477;
(b)	FCC Forms 499-A;
(c)	FCC Forms 499-Q;
(d)	FCC Forms 502;
(e)	International traffic and revenue reports;
(f)	Network Outage Reporting System (“NORS”) reports; and
(g)	Rural Call Completion (“RCC”) reports.
2.2

Provider shall provide T-Mobile with a draft of any report or form that Provider intends to file with the FCC or any other governmental authority as soon as possible but no later than five (5) business days before the intended filing date (unless the deadline for filing is shorter than five (5) business days) if the filing of such draft report might reasonably be interpreted as evidence that T-Mobile has violated applicable Law.

2.3

If Provider has not filed, or does not intend to file, any report or form that T-Mobile has requested and Provider is obligated to provide pursuant to this Section 2, Provider shall provide T-Mobile with a written explanation for Provider’s decision not to file the requested report or form as soon as reasonably possible but no later than five (5) days after receipt by Provider of T-Mobile’s request for the report or form.

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T-MOBILE CONFIDENTIAL

3.	Certifications, Licenses, and Authorizations
3.1

Within five (5) business days of receiving a request from T-Mobile for any certification, license, or authorizations filed, or prepared for filing, by Provider with, or received from, the FCC or any other governmental authority, Provider shall provide T-Mobile with the requested certification, license, or authorizations, including, but not limited to:

(a)	Section 214 Licenses;
(b)	State Certifications to provide telecommunications services;
(c)	Accessibility Recordkeeping Compliance Certifications;
(d)	Customer Proprietary Network Information (“CPNI”) certifications;
(e)	Telecommunications Relay Service (“TRS”) certifications.
3.2

If Provider has not filed, or does not intend to file, or has not received the requested certification, license or authorization, Provider shall provide T-Mobile with a written explanation for Provider’s decision not to file, or failure to receive, the requested certification, license or authorization as soon as reasonably possible but no later than five (5) days after receipt by Provider of T-Mobile’s request for the certification, license or authorization.

4.	Data
4.1

Within five (5) business days of receiving a request from T-Mobile for any data that T-Mobile reasonably deems necessary to comply with T-Mobile Laws (provided, however, that the Parties shall negotiate an extension to the extent necessary because Provider is unable, for operational practicability reasons, to provide the data within five (5) business days of receiving the request),  Provider shall provide T-Mobile with the requested data, including, but not limited to:

(a)	Telephone Number assignment, utilization and porting information, including any LOAs supporting numbering activities;
(b)	Call Detail Record (“CDR”) information, including, but not limited to, all legal documents requesting disclosure of CDR information;
(c)	Communications Assistance for Law Enforcement Act (“CALEA”) information, including, but not limited to, information regarding equipment, facilities, systems, and Services operation;
(d)	CPNI information, including, but not limited to, information regarding Provider’s systems for the protection of CPNI;
(e)	Any information related to any disruptions or outages to Provider’s communications systems; and

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(f)	Data collected in compliance with the FCC’s RCC Requirements.
4.2	If Provider does not have the data requested by T-Mobile, Provider shall provide T-Mobile with a written explanation for the inability by Provider to provide the requested data.
5.	Third Party Disputes

Provider shall promptly notify T-Mobile of any dispute between Provider and any third party (a) regarding interconnection, (b) intercarrier compensation (including any form of payment to, or from, third parties), or (c) that could have a material impact on T-Mobile’s ability to comply with T-Mobile Laws in any way (each a “Regulatory Dispute”) of which Provider becomes aware. The Parties shall work in good faith to promptly resolve any Regulatory Dispute; provided, however, that Provider shall not enter into any settlement involving Regulatory Disputes that contain any admission of or stipulation to any guilt, fault, liability or wrongdoing by T-Mobile, without T-Mobile’s prior written consent; provided further, however, that T-Mobile will be entitled to control the defense or settlement of any Regulatory Claim that could have a material impact on T-Mobile’s ability to comply with T-Mobile Laws in any way (with counsel reasonably satisfactory to Provider) to the extent permissible under applicable Law, and provided that Provider shall not be required to waive attorney-client privilege or work product protections as part of T-Mobile’s participation in the defense.

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T-MOBILE CONFIDENTIAL

SCHEDULE 7

Security

•	[* * *]
•	[* * *]
•	[* * *]
•	[* * *]
•	[* * *]

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T-MOBILE CONFIDENTIAL

SCHEDULE 8

Governance

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Schedule 8

Governance Schedule

to

Telecom Master Services Agreement

Between

T-MOBILE USA, INC.

and

PROVIDER

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T-Mobile Confidential

1.	Introduction

This Governance Schedule sets forth certain governance procedures that will be used by Provider pursuant to the terms of the GTCs, SAs, and Orders.

2.	Formation and Composition of Governance Team

Each Party agrees to (a) cooperate with the other Party in connection with the performance or receipt of the Services, as applicable, (b) maintain reasonable communication regarding the Services, (c) act in good faith in dealing with the other Party, and (d) comply with this Governance Schedule and its obligations as set forth herein. For the avoidance of doubt, all activities performed pursuant to this Governance Schedule will be at no additional Charge to T-Mobile, and will be performed in a manner that does not disrupt the Services performed under the SAs and/or the applicable Orders.

Governance responsibilities will be allocated among (i) certain named individuals, and (ii) certain groups or teams (collectively, the “Governance Team(s)”), whose composition and key responsibilities are schematically diagrammed in Table 2-1 (Governance Team) hereof and further presented in descending order of hierarchy below. To the extent that any of the individuals or Governance Team members are not specifically identified in Table 2-1 (Governance Team) hereof, such persons or participants will be established and identified within ten (10) days of the applicable SA or Order Effective Date. All members of the Governance Team (other than those belonging to T-Mobile) will be considered Key Provider Personnel and their engagement, removal and replacement is subject to the provisions governing Key Provider Personnel set forth in the GTCs and the SA or Order. Each of the groups described below will be organized for the relevant SA or Order, with the exception of the Service Management Committee, whose authority governs all SAs entered into pursuant to the GTCs.

Table 2-1 – Governance Team

<To be inserted>

2.1	T-Mobile Relationship Executive.

T-Mobile will designate a senior executive to serve as the “T-Mobile Relationship Executive.” The T-Mobile Relationship Executive may be the same person the T-Mobile Contract Manager under a SA or Order, and will serve as the principal point of contact with respect to (a) coordinating the receipt of the Services by the T-Mobile, and (b) communicating to Provider strategic and tactical decisions with respect to the establishment, budgeting and implementation of the Services so that Provider may accomplish its obligations and responsibilities under this GTCs and the applicable SA. T-Mobile may change the T-Mobile Relationship Executive at any time by delivery of written notice to Provider.

2.2	Provider Relationship Executive.
(a)

Designation. Provider will designate a senior executive to serve as the “Provider Relationship Executive.” The Provider Relationship Executive may be the same person as the Provider Contract Manager under a Services Agreement, and in any event will be one of the Key Provider Personnel. The Provider Relationship Executive will: (i) serve as the single point of accountability for Provider for the Services; (ii) be responsible for the coordination of the Services among Provider; and (iii) have day-to-day authority and responsibility for undertaking to ensure overall customer satisfaction.

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T-Mobile Confidential

(b)

Removal. For any reason that does not violate any Law, T-Mobile will have the right to request, at its sole discretion, upon thirty (30) days prior written notice to Provider, the removal from the engagement of the Provider Relationship Executive, and Provider will promptly thereafter replace the Provider Relationship Executive with a person of similar seniority and experience reasonably acceptable to T-Mobile. Prior to appointing any Provider Relationship Executive, Provider will submit such person’s resume and/or statement of qualifications to T-Mobile for review and give T-Mobile the opportunity to interview and provide Provider with feedback on such person.

2.3	Service Management Committee.

The Parties will form a service management committee to oversee and manage the delivery of the Services (the “Service Management Committee”). The Service Management Committee will be composed of the T-Mobile Relationship Executive, the Provider Relationship Executive and such other persons as may be mutually agreed by the Parties in writing. The Service Management Committee will meet at least once on an annual basis during the term, or as otherwise required hereunder, under the applicable SA or Order, or upon agreement of the parties. The Service Management Committee will be the final level of issue resolution between the Parties for all matters prior to invoking the formal dispute resolution procedures set out in Section 20 (Dispute Resolution) of the GTCs and as further provided in the Governance Schedule. The Service Management Committee will also be responsible for: (i) setting overall strategy for the engagement and communicating strategy to the Operations Board; (ii) conducting overall performance assessment and review; (iii) monitoring the financial and corporate stability of Provider; (iv) managing the strategic relationship between the Parties; and (v) considering issues escalated by the Operation Board.

2.4	Operation Board.

The “Operation Board” includes the Program Managers, the Contract Managers, and such additional representatives of the Parties as the Parties mutually determine in writing are appropriate. The Operation Board will meet at least once a month (telephonically or in person, as may be agreed to by the Parties in advance of such meeting) during the Term, as otherwise required elsewhere hereunder or under the applicable SA(s) and/or Orders, or upon the written agreement of the Parties. The Operation Board will be responsible for: (i) directing strategy implementation with direction from the Service Management Committee; (ii) providing executive level oversight to Orders; (iii) considering any Change Orders; (iv) measuring Provider’s performance of the Services against the Services Levels set forth in the GTCs, the applicable SAs or Orders; (v) managing and addressing operational issues, operational processes and potential errors under a SA or an Order; (vi) determining if milestones have been met under a SA or an Order; (vii) applying the Acceptance Procedures to Deliverables; (viii) reviewing exceptions set forth in the quarterly internal controls certifications required by the Agreement; (ix) considering issues escalated by the Program Managers; (x) reviewing and reporting financials, forecasts, resource plans, and baseline volumes for approval; (xi) reviewing Services delivery performance and tracking against budgets; and (xii) making recommendations to the Strategic Service Management Committee.

2.5	Contract Managers.

The “Contract Managers” consist of the T-Mobile Contract Manager and the Provider Contract Manager. The T-Mobile Contract Manager will be a senior manager within T-Mobile and the Provider Contract Manager will be the organizational peer of the T-Mobile Contract Manager within Provider. The Contract Managers will be ex-officio members of the Operation Board and the Service Management Committee. The

2

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T-Mobile Confidential

Contract Managers will be the single point of accountability on behalf of each Party with respect to the delivery or receipt of the Services, as applicable, and will, together with the Relationship Executive, have the authority to represent and bind such Party in connection with their express duties and responsibilities under all aspects of the GTCs and the SAs. They will also have such other responsibilities as are set forth elsewhere herein and collectively be responsible for: (i) Order tracking; (ii) performing impact analyses for any Change Orders (as applicable to the specific SA); (iii) invoice review and processing; (iv) audit oversight; and (v) performance reporting and monitoring.

2.6	Program Managers.

The “Program Managers” consist of the T-Mobile Program Manager and the Provider Program Manager. The Provider Program Manager will be located at T-Mobile’s offices in Frisco, Texas, during the implementation phase of the PSTN Service Attachment. The T-Mobile Program Manager will have the primary responsibility for leading communication and integration among the Governance Team members. The Program Managers will be the first point of contact for the escalation of all problems, incidents and Service outages under an Order. The Program Managers will also collectively be responsible for: (i) coordination of migration and implementation of the Services; (ii) quality management; (iii) identifying opportunities for improvement in view of current performance and Best Practices; (iv) resolving day-to-day operational issues and potential errors; (v) Order tracking; (vi) performance reporting and monitoring; (vii) coordination and allocation of resources; (viii) audit oversight; (ix) performing impact analyses for any Change Orders; (x) invoice review and processing; (xi) risk management and mitigation strategies; (xii) quality management; and (xiii) acting as an interim level of dispute resolution for disputes raised by either Party.

3.	Informal Dispute Resolution

Either Party may initiate the informal dispute resolution process set forth in Section 20.2 (Informal Dispute Resolution) of the GTCs by giving written notice of a dispute (“Notice of Dispute”), to which the other Party will respond within ten (10) Business Days of receiving such notice. The Notice of Dispute and the response will include, at the minimum, a statement of each Party’s position and a summary of arguments supporting that position. Upon the issuance and receipt of a Notice of Dispute under the terms of Section 20 (Dispute Resolution) of the GTCs, the following procedures will be invoked:

(i)Initially, the Program Managers will work together in good faith to resolve the corresponding issue(s) within two (2) Business Days of receipt of a Notice of Dispute.

(ii)In the event the Program Managers are unable to resolve the dispute within the allotted timeframe, the dispute will be escalated to the Operation Board to resolve within two (2) Business Days of receiving notice of the escalation.

(iii)In the event the Operation Board is unable to resolve the dispute within the allotted timeframe, the dispute will be escalated to the Service Management Committee to resolve within two (2) Business Days of receiving notice of the escalation.

(iv)In the event the Service Management Committee is unable to resolve the Dispute within the allotted timeframe, the Service Management Committee will call an emergency Service Management Committee meeting to address the issue(s) through informal channels. If the Service Management Committee cannot resolve the dispute within four (4) Business Days thereafter and does not agree in writing to continue

3

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T-Mobile Confidential

resolution attempts within the Service Management Committee, the dispute will proceed to arbitration as provided in the Dispute Resolution Procedures.

4.	Schedule Management

All Order schedules shall be directed by the Program Managers. Any changes affecting delivery dates of key activities, working documents, Deliverables, and Milestones must be promptly logged as issues in a central log, mutually and reasonably accessible by either Party, kept for the purpose of apprising the Parties on the status of the Services and Deliverables (the “Issue Log”).

All critical schedule decisions or issues within an SA or Order must either (i) be resolved informally among the Parties, or (ii) be escalated to the Parties’ respective Program Managers. Upon escalation, the Parties shall mutually agree, at the time of escalation, on a reasonable timeframe for resolution, taking into account the nature of the issue, the complexity of the analysis and solution, and the reasonableness of implementing a proposed resolution. Approved schedule changes will be communicated to the relevant parties on a timely basis and shall include context on any applicable change to Deliverables, Milestones and Services. To the extent that any such schedule change amounts to a change to the scope of Services, Deliverables, Orders, SLAs, Charges, Expenses, Equipment or Software, such change must be approved through the Service Change Procedures.

5.	Risk and Issue Management

The Provider Program Manager will be responsible for identifying, analyzing, reporting, resolving, and escalating risks that may arise throughout the Term. As part of the risk management process, The Provider Program Manager will continuously monitor such risks, and (i) immediately notify T-Mobile of such risks as they arise, and (ii) promptly confirm and log all risks identified in the Issue Log, and will work with the T-Mobile Program Manager and the Operation Board to address and resolve such risks. In the event the Operation Board is unable to resolve the risks, the Program Managers will escalate the matters to the Service Management Committee. For each risk that is reported to T-Mobile and/or confirmed and logged in the Issue Log, the Provider Program Manager will perform and provide the following:

(a)	Identify the risk and its potential area(s) of impact (e.g., schedule, financial, technological, operational, internal controls, compliance, etc.);
(b)

Provide a detailed assessment of the risk and its potential schedule, technical, financial, operational, internal control or compliance impact(s), including a calculation of the probability, severity, impact and exposure of the risk on such processes; and

(c)	Prepare a proposed action plan for addressing the identified risk, including roles, responsibilities, actions, costs, measures, and schedule.

Further, the Provider Program Manager will track and monitor the status of each risk in the Issue Log and will maintain a running report assessing the progress of all risk mitigation strategies.

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6.	Notices and Approvals
6.1	Notices.

Any notices, including notices in respect of Approvals, to be given pursuant to the GTCs and the SAs other than Formal Notices will be: (i) in writing (including via email), other than for Approvals given in an emergency, which will be confirmed in writing as soon as practicable thereafter; and (ii) sent to the T-Mobile Contract Manager or to the Provider Contract Manager, as appropriate, and/or to any designees as notified by the T-Mobile Contract Manager or the Provider Contract Manager as set forth herein.

6.2	Formal Notices.

Notices in respect of the following (“Formal Notices”) will be sent by a method specified in Section 6.3 (Approvals) hereof to the T-Mobile Relationship Executive or to the Provider Relationship Executive, as appropriate:

(a)

Notices invoking, or relating to, the dispute resolution procedures set forth in Section 20 (Dispute Resolution) of the GTCs or any litigation between the Parties, or the termination of the GTCs or any SA;

(b)	Any notices to be given in accordance Section 5 (Term) of the GTCs;
(c)	Notices given pursuant to Section 19.3 (Force Majeure Events) or Section 4.8 (Step-In Rights) of the GTCs;
(d)	A change to the contact details specified in Section 6.3 (Approvals) hereof; or
(e)	A notice initiating a change to the SAs, Orders, or the GTCs in accordance with the Service Change Procedures.

In addition, Formal Notices will be in writing and will be deemed duly given when made in accordance with Section 21.5 (Notices) of the GTCs; provided, however, that such Formal Notices may not be given by email or fax.

6.3	Approvals.

Approvals, consents, agreements, decisions, directions, determinations, acceptances, requests, commitments or the like that may be given pursuant to the GTCs or the SAs (“Approvals”) will not be effective, may not be relied upon by the other Party and will be at the other Party’s risk unless the Approval is given by the Contract Managers of a Party, or by the Provider Relationship Executive or the T-Mobile Relationship Executive, as applicable. The Parties may appoint, and change, from time-to-time, by giving notice to the other Party, Designees to give specified types of Approvals; and/or to receive specified types of notices pursuant to the Agreement (or copies of notices), including notices of Approvals. Any Approvals to be granted will, unless the Agreement provides otherwise, be in the sole discretion of the relevant Party.

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7.	Reports and Meetings
7.1	Reports – General.

Provider will develop timely, accurate, and comprehensive reports as required under the GTCs, the SAs, and this Governance Schedule, including, without limitation, the reports and/or meetings identified in this Article 7 (Reports and Meetings), and the additional reports or meetings set forth in Appendix F-1 (Reports and Meetings) hereto. In addition to the reporting obligations set forth in the GTCs and the SAs, T-Mobile may reasonably request additional periodic reports to be issued by Provider to T-Mobile that relate to the Services. Such reports will be issued at the frequency reasonably requested by T-Mobile. Provider will provide T-Mobile with suggested formats for such reports, for T-Mobile’s review and approval. All reports will, unless otherwise specified, clearly, completely and accurately reflect the status of the applicable Services and the Deliverables during the applicable period. Appendix F-1 (Reports and Meetings) hereto sets forth a list of certain reports, along with: (i) an indication of the Party, Parties, or Services Personnel responsible for producing each such report; (ii) an indication of the Party, Parties and/or individuals that are to receive and review each such report; (iii) the frequency of the applicable report; and (iv) a description of the content of each report. The reports listed in Appendix F-1 (Reports and Meetings) hereto will be in addition to, but will not be deemed to limit, any other reporting obligations of either Party hereunder or under the GTCs or the SAs. Any revision to Appendix F-1 (Reports and Meetings) hereto will be subject to the Service Change Procedures. Without limitation to the foregoing, all reports provided by Provider hereunder, as well as any data to be provided by Provider for inclusion in a report, will be provided in good faith in order to provide T-Mobile with timely, accurate and sufficiently detailed information for monitoring the performance of the Services and Deliverables, including, without limitation, compliance with the Service Levels and conformance with Best Practices.

7.2	Meetings – General.

Provider will prepare and circulate an agenda sufficiently in advance of each meeting described hereinafter to give participants an opportunity to prepare for the meeting. Provider will incorporate into such agenda items that T-Mobile desires to discuss. At T-Mobile’s request, Provider will prepare and circulate minutes promptly after a meeting. As of the SA Effective Date, such meetings will include the following meetings and the meetings set forth on Appendix F-1 (Reports and Meetings) hereto:

(a)	A daily meeting of the Program Managers to discuss day-to-day operations and such other matters as appropriate;
(b)	A weekly meeting of the Contract Managers to discuss such matters as appropriate;
(c)

A monthly meeting of the Operation Board including operational personnel representing T-Mobile and Provider, to discuss daily performance and planned or anticipated activities, changes that might adversely affect performance, and otherwise address, review, and discuss matters specific to T-Mobile;

(d)	An annual meeting of the Services Management Committee to discuss such matters as appropriate; and

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(e)	Such other meetings between T-Mobile representatives and Services Personnel reasonably requested by either Party as necessary to address issues relating to the performance of the Services.

Provider’s representatives at the meeting will be of equivalent seniority and connection to the GTCs, the SAs and applicable Orders as those of T-Mobile, having regard to the subject matter of the meeting, and Provider will notify T-Mobile of such representatives reasonably in advance of the meeting. Either Party may, upon reasonable prior written notice, reasonably request the attendance of a particular individual from the other Party at the meeting and the other Party will use commercially reasonable efforts to procure such individual’s attendance at such meeting. Each Party will use commercially reasonable efforts to confirm that its representatives at the meeting will be empowered to discuss, provide such Party’s views upon, and make decisions in respect of the issues on the agenda. Within three (3) Business Days following any such meeting, Provider (or T-Mobile, if T-Mobile so elects) will prepare a set of minutes accurately documenting such discussions and actions. The other Party’s reasonable comments and changes will be incorporated into the minutes and the final minutes will be subject to the other Party’s approval (not to be unreasonably withheld).

7.3	Annual Review.

Following the end of each year, beginning immediately following the one (1) year anniversary of the applicable SA Effective Date, T-Mobile and Provider (acting respectively through the Services Management Committee) will meet to review jointly the overall operation of the GTCs and the SAs, and the performance of the Services (the “Annual Review”). As part of the Annual Review, in addition to any other matters specified in the Procedures Manual or otherwise agreed upon by the Parties:

(i)	The Parties will review whether the Services continue to meet then-current Best Practices and T-Mobile’s strategic business requirements;
(ii)

Provider will proactively advise and provide guidance to T-Mobile with regard to Best Practices and technology trends relevant to T-Mobile’s business requirements and new technologies which could support T-Mobile’s competitiveness;

(iii)	Provider will proactively identify and propose technology, process and performance improvements and gain-share cost reduction opportunities;
(iv)	The Parties will review overall conformance with Best Practices, Service Level performance and any Service Credits which were due during the previous twelve (12) months;
(v)	The Parties will review any disputes arising during the previous twelve (12) months, including any outstanding issues, and identify any appropriate future improvements; and
(vi)	The Parties will review any other matters reasonably requested by either Party.

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In preparing for the Annual Review, Provider will collate Service Level performance data and other relevant data relating to the previous twelve (12) months, together with such additional reports and information as may reasonably be requested by T-Mobile in order for the Parties to carry out the Annual Review. Within fourteen (14) days following the Annual Review, Provider (or T-Mobile, if T-Mobile so elects) will prepare a report of the results of the Annual Review. The other Party’s reasonable comments and changes will be incorporated into such report and the final report will be subject to the other Party’s approval (not to be unreasonably withheld).

7.4	Spot Check Reviews.

T-Mobile may carry out regular and one-off reviews and spot checks of the performance of the Services and the adequacy of internal controls. Any identified deficiencies in the Services or internal controls may be raised by T-Mobile either in an appropriate Governance Team or with the Provider Program Manager, and Provider will as soon as reasonably practical resolve any such identified deficiencies in the Services or internal controls, as applicable.

7.5	Annual Customer Satisfaction Survey.

As provided in the GTCs, Provider will conduct a survey (the “Customer Satisfaction Survey”) of the T-Mobile personnel who use the Services provided by Provider in order to gauge the satisfaction of such T-Mobile personnel with the Services as well as Provider’s performance generally. Provider will provide the written results of the Customer Satisfaction Survey to T-Mobile in a timely manner upon its completion. The Customer Satisfaction Survey will be substantially the same as the form attached as Appendix F-5 (Customer Satisfaction Survey) hereto. Further, Provider will, at no additional charge, develop an action plan to resolve all reasonable areas of concern from each Customer Satisfaction Survey and provide such action plan to T-Mobile for its review. Provider shall modify such action plan as required by T-Mobile, and thereafter implement the action plan. Additionally, when proposing transactions of similar size and scope to potential customers, Provider may ask an executive of T-Mobile to provide a reference to the potential customer, which opportunity may be accepted or rejected in T-Mobile’s sole discretion. T-Mobile will have the right to provide a candid assessment of Provider, based on its experience under the GTCs and the SAs, to such potential customers.

8.	Acceptance Procedures

The Parties will comply with the Acceptance Procedures set forth on Appendix F-2 (Acceptance Procedures) hereto for determining T-Mobile’s acceptance of the Deliverables.

9.	Change Orders and Certain Procedures
9.1	Service Change Procedures.

The Parties will comply with the Service Change Procedures set forth in Section 11.3 (Service Change Procedures) of the GTCs. In connection with the foregoing, the Parties will use the Change Order Form attached as Appendix F-3 (Change Order Form) hereto.

9.2	Change Control and Certain Procedures.
(a)	The Parties acknowledge and agree that they will, where applicable, effect changes through the Change Control Board and utilize, without limitation, such other procedures

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and bodies required pursuant to the Security Policies and Procedures, including all procedures related to change control (“Change Control Procedures” and as related to emergency changes, “Emergency Change Control Procedures”).

(b)

The Parties will agree to and implement procedures for Quick Change(s). A “Quick Change” is a change to the environment that can be implemented without submission to the Change Control Board; these are typically common, pre-approved change activities.

9.3	Additional Requirements.

In addition to the foregoing, Provider will comply with the following change control requirements:

(a)

Prior to implementing any change, Provider will perform a risk assessment of such proposed change that includes, without limitation, an analysis of the effect of such change on Provider’s compliance with the Security Policies and Procedures;

(b)

Prior to using any Software or Equipment to provide the Services, Provider will have verified that the item has been properly installed, is operating in accordance with its Specifications, and is performing its intended functions in a reliable manner;

(c)

Provider will move any relevant programs from development and test environments to production environments in a controlled and documented manner, so that no Changes are introduced into the programs during such activity; and

(d)	Subject to the terms that follow, Provider will maintain and update a log of all Changes to the GTCs, the SAs, and the Services.
10.	Quality Assurance and Improvement Programs

Provider, as part of its total quality management process, will provide continuous quality assurance and quality improvement in accordance with the requirements of the Agreement.

11.	Productivity and Management Tools

Provider will utilize project management tools, including productivity aids and project management systems, as reasonably necessary to perform the Services (the “Tools”). Provider will use project management Tools to the extent needed in all Services and employ a regular reporting mechanism to identify Service tasks, present current status reports and identify potential bottlenecks and problems. The Tools that apply to an SA may more specifically be provided in an SA.

12.	Certified Experts

Provider will maintain, at its own expense, experts with certifications in the categories set forth on Appendix F-4 (Certifications) hereto. Provider will make such experts (if any) available to T-Mobile from time-to-time, as reasonably requested by T-Mobile, at Provider’s own expense and at no Charge to T-Mobile.

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13.	Training Plan

Provider will make available and will administer the following technical skill trainings (each, a “Training Scope”) to all Services Personnel who are required to possess and demonstrate the skills addressed by each Training Scope and/or possess such experience prior to providing the Services contemplated by each Order, provided that certain of the training requirements set forth in the tables hereinafter will apply to all Services Personnel where so indicated. For purposes of clarification, unless otherwise specified in this Governance Schedule or the applicable Orders, this training program will not apply to Approved Subcontractors as they are hired for short-term duration based on proven skill sets and expertise; provided, however, that prior to any Approved Subcontractor assigning performance of Services to any of its employees or contractors, Provider shall certify to T-Mobile that such employees or contractors possess the minimum requisite knowledge and experience with respect to the assigned Services as would be derived from the applicable trainings hereunder.

The subject matter of each such Training Scope (the “Content”) will address the necessary skills and concepts required of each Services Personnel, including the Content set forth alongside each Training Scope in the tables below, as may be updated by the Parties from time-to-time. Each Training Scope will, at a minimum, provide Content instruction for at least that amount of time indicated in the “Duration” column listed alongside each Training Scope below; for purposes of clarification, T-Mobile will not be charged for any training time incurred for Services Personnel hereunder. Unless otherwise specified by T-Mobile, each Training Scope will cover the most current version of the subject Applications and/or software. Columns marked “TBD” indicate items to be determined by the Parties. The Parties shall review the skill sets and training of the Services Personnel on a quarterly basis to determine their adequacy for the performance of the Services.

T-Mobile and Provider will continue to revise and enhance the skill and qualification requirements throughout the Term to reflect the evolution of the Services, related technologies and improvements in industry practices. Specific skills, qualifications, and credentials may be specified in an Order for certain Services Personnel assigned to that Order (collectively, the “Specified Qualifications”), and these Specified Qualifications may be updated in writing by T-Mobile from time-to-time at its sole discretion. By way of example but not limitation, Specified Qualifications may require the Services Personnel to pass examinations that reasonably test their skills and overall suitability for the engagement, and may further specify the content and grading criteria for such examinations. Provider agrees to cooperate with T-Mobile to revise the Specified Qualifications during the Term in order to meet the objectives set forth in this paragraph, and to apply such Specified Qualifications to Services Personnel rigorously, impartially, and in good faith. Provider will undertake continuous efforts during the Term to ensure that the skills of the Services Personnel remain current with: (A) evolving technologies and skill sets relevant to the Services; (B) changes to T-Mobile’s objectives, initiatives and business processes; and (C) Best Practices. These obligations of Provider will include periodic training of the Services Personnel to reflect any changes to relevant Software and Equipment; and Provider will ensure at all times that the Services Personnel assigned to such Statements of Work meet the Specified Qualifications. The content of such training will be prepared by Provider at its sole expense, but will be subject to T-Mobile’s prior written approval. Furthermore, upon the Steady State Date for an Order, T-Mobile will not incur any Charges for any training time expended by a Services Personnel for such Order.

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13.1	Technology Trainings.

Training Scope	Content	Duration

Without limitation to the foregoing, the Services Personnel will also take the courses offered by Provider internally, as appropriate for the Services provided by such Services Personnel:

List of Courses

13.2	Tools Training.

Training Scope	Content	Duration

13.3	Process Training.

The training requirements set forth below will be provided to all Services Personnel. Notwithstanding anything to the contrary in this Governance Schedule, to the extent an Approved Subcontractor is currently engaged to perform any task contemplated by any Training Scope listed in the table below, Provider shall provide the appropriate training to such Approved Subcontractor to the same extent, and consisting of the same Content, as Provider’s obligations with respect to its own Services Personnel under the Agreement.

Training Scope	Content	Duration

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13.4	Soft Skills Training.

The following training requirements will apply to all Services Personnel to the extent T-Mobile believes that such training is reasonably necessary with respect to any specific SA.

Training Scope	Content	Duration
Written Communication	• The importance of written communication. • Aspects of written content.	2 Hrs
Verbal Communication

•  Expressing opinions, views and needs directly and honestly with confidence and effectiveness.

•  Providing managers the chance to explore, understand and practice ways of dealing effectively and confidently with difficult situations.

•  Techniques of assertive communication.

2 Hrs
Telephone Etiquette

•  Addressing the client (e.g. T-Mobile).

•  Involving active participation in any group discussion.

•  Achieving clarity when expressing one’s views.

•  Giving equal opportunity to everyone to speak in a call.

•  Call preparation.

2 Hrs
Email Etiquettes	• Official style of writing. • Drafting more formal, precise, informative and to-the-point e-mails.	2 Hrs

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Training Scope	Content	Duration
Effective Meetings

•  Planning, conducting and following up meetings.

•  Evaluating and tracking meeting effectiveness.

•  Using problem-solving/decision-making tools to arrive at team consensus.

•  Techniques to encourage group participation.

•  Influencing clients during meetings by showcasing your views and abilities.

•  Presenting different opinions without creating hard feelings.

•  Eliciting sought-after information through effective questioning.

2 Hrs
14.	Ongoing Business Divestitures and Acquisitions

In furtherance of, but without limitation to, Provider’s obligations with respect to the divested businesses of T-Mobile under the Agreement, in the event of the acquisition or divestiture of a business unit by T-Mobile, Provider shall cooperate with T-Mobile in providing reasonable transition and support services related to the Services in such a manner as to minimize the impact to T-Mobile’s normal business procedures. This requirement shall also apply to the opening of new offices by T-Mobile.

15.	Consolidation and Relocation Services

In the event of work consolidation or relocation, Provider shall cooperate with T-Mobile in providing reasonable support services related to the Services, including those necessary to effect a transition with minimal impact to T-Mobile’s normal business procedures. This requirement shall also apply to any ongoing business divestitures and acquisitions as well as the opening of new offices.

16.	Transformation Plan

Provider will help develop, document and maintain an annual transformation and continuous improvement plan (“Transformation Plan”) with T-Mobile. The Parties will jointly develop and refresh the Transformation Plan for the in-scope Services during the Term. Provider agrees to bring its thought leadership and subject matter expertise to this endeavor, and will perform these Services in conformance with Best Practices. Further requirements for the contents of the Transformation Plan are provided in Appendix F-6 (Transformation Plan Requirements) hereto.

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APPENDIX F-1

To Schedule 8 Governance

Reports and Meetings

(In addition to any report or meeting set out in the GTCs, the SA or any Schedule to the GTCs, the following reports are the reports that will apply to the PSTN Services Attachment)

Part(y)(ies) Preparing Report	Report Title	Frequency	Content of Report
Ruchi Ghai (IQNT)/Ryan Stovka (T-Mobile)	Weekly project status meetings	Weekly	Status of AHT/GTS implementation
IQNT Provisioning	FOC for Interconnection trunks	N/A	Firm Order Confirmation for LEC interconnection trunks
IQNT Engineering	GTS trunk utilization	Daily	Utilization of LEC Interconnection trunks (GTS-ICA)
IQNT Engineering	SIP trunk utilization	Daily	Utilization of SIP trunk groups for all traffic types

Reports and Meetings

(Reports or meetings that apply to SAs other than the PSTN Services Attachment)

Part(y)(ies) Preparing Report	Report Title	Frequency	Content of Report

Schedule F	Appendix F-1	F-1-1
Governance Schedule			Reports and Meetings

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APPENDIX F-2

To Schedule 8 Governance

Acceptance Procedures

This Appendix F-2 (Acceptance Procedures) sets forth the default acceptance procedures for determining acceptance of the Services and the Deliverables (“Acceptance Procedures”). To the extent that a SA or applicable Order provides for Acceptance Procedures inconsistent with those provided below, the conflicting Acceptance Procedures of the SA or Order(s), as the case may be, will prevail, but only with respect to the SA(s) or Order(s), as applicable.

1.Acceptance Review. Each Service and Deliverable produced under an Order or a Change Order (as applicable) (each, a “Pending Item”) will be subject to the testing and verification procedures provided in such Order or Change Order (as applicable) (each, an “Acceptance Review”) to assess their conformance with the Specifications and/or the agreed upon acceptance criteria, as well as the other requirements of the GTCs and the SAs. However, if Specifications and/or acceptance criteria for the Pending Item have not been agreed in writing by both Parties, then the acceptability of the Pending Item will be based solely upon T-Mobile’s reasonable, good faith determination that the Pending Item satisfies its intended purpose.

2.Delivery by Provider. Provider will deliver a Pending Item to T-Mobile only upon its reasonable satisfaction that its responsibilities for the Pending Item would materially conform to the agreed-to acceptance criteria and/or Specifications, if any, or otherwise satisfies the intended purpose of the respective Service or Deliverable. To assist T-Mobile in its evaluation and testing of the Pending Item, Provider will make available relevant information or materials in Provider’s possession that would enable T-Mobile to make an objective assessment of the Pending Item.

3.Testing by T-Mobile. Upon delivery of the Pending Item, T-Mobile will conduct the Acceptance Review, if applicable, or otherwise evaluate the Pending Item as provided in Article 1 (Acceptance Review) hereof. The Pending Item will be deemed accepted pursuant to this paragraph: (i) upon written notification by T-Mobile to Provider; or (ii) if no written notice of acceptance or rejection is given to Provider by T-Mobile, within a period of ten (10) Business Days from the delivery of the Pending Item to T-Mobile, except to the extent otherwise provided in the applicable SA(s) or Order(s), or otherwise mutually agreed to by the Parties. If T-Mobile does not accept the Pending Item, T-Mobile will provide Provider with a written list or description of the inadequacies, defects, deficiencies or other problems with the Pending Item that led to the rejection. Provider will, at no additional charge to T-Mobile, promptly conform any materially non-conforming Services or Deliverables with the Specifications and or acceptance criteria if any, or to T-Mobile’s reasonable, good faith satisfaction if Specifications and or acceptance criteria do not exist.

If, within ten (10) Business Days of Provider’s resubmission of a non-conforming Pending Item (or such other period as provided in the applicable SA or Order(s) or Change Order), such Pending Item is still not in material conformance with the mutually agreed Specifications and/or acceptance criteria, or otherwise has not met with T-Mobile’s good faith satisfaction if no Specifications or acceptance criteria exist, then without limitation to its other rights or remedies under the GTCs and/or the SA, T-Mobile may, unless modified by written agreement of the Parties, at its option and without limitation to its other rights or remedies under the GTCs and the SA, either (i) extend the period for acceptance, and have Provider correct the non-conformance of the Pending Item; or (ii) accept the Pending Item in its non-conforming condition, subject to an equitable

Schedule F	Appendix F-2	F-2-1
Governance Schedule			Acceptance Procedures

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reduction in the Charges for the Pending Item that will be determined by the Parties pursuant to the Service Change Procedures, in view of the costs necessary to either correct or otherwise work around the non-conformance of the Pending Item; or (iii) terminate the applicable Order or Change Order, in whole or in part, with reimbursement for any Charges paid for such Services or Deliverables.

4.Reviewers. Reviewers charged with determining acceptance or rejection of Services or Deliverables on behalf of T-Mobile may be specified in the Order or Change Orders.

Schedule F	Appendix F-2	F-2-2
Governance Schedule			Acceptance Procedures

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APPENDIX F-3

To Schedule 8 Governance

Change Order Form

[See Attached]

Schedule F	Appendix F-3	F-3-1
Governance Schedule			Change Order Form

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CHANGE ORDER FORM

CR REFERENCE #: ______________	CR PRIORITY: ________________ (high, medium, low)

CHANGE REQUEST SUMMARY:

SERVICE NAME: __________________	REQUESTED BY:
PROJECT MANAGER: ______________	NAME: ________________________
REQUESTING PARTY: __________ (T-Mobile or Provider)	TITLE: __________________________
DEPARTMENT: __________________

DESCRIPTION AND SCOPE OF CHANGE REQUESTED:

(Include any changes to procedures, standards, policies, etc., or Baseline Assumption Change)

Change Order Form	1

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BUSINESS CASE OR REASON FOR CHANGE:

IMPACT ON CURRENT SCOPE OF WORK:

(Include any impact on current Service Levels, Charges)

TIMEFRAME FOR IMPLEMENTING CHANGE:

(Include any timing constraints, milestones, etc.)

Change Order Form	2

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FINANCIALS (COST AND BENEFITS):

(Include Charges, estimated reimbursable Expenses (if any) and related retained costs as well as benefits)

RESOURCES REQUIRED:

(Briefly describe Facilities or resources required from T-Mobile, dependencies, etc.)

SERVICES OR DELIVERABLES:

(Include description of any New Services or Deliverables)

Change Order Form	3

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POTENTIAL RISKS IF NOT IMPLEMENTED:

SIGNATURES AND DATES:

SIGNATURES: [Provider] __________________________________ T-MOBILE USA, INC. __________________________________	DATES: SUBMITTED __________________________________ APPROVED/REJECTED _________________________________

Change Order Form	4

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APPENDIX F-4

To Schedule 8 Governance

Certifications

The certifications to be supported by Provider as of the Effective Date are as follows:

To be provided by T-Mobile (if any)

Schedule F	Appendix F-4	F-4-1
Governance Schedule			Certifications

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APPENDIX F-5

To Schedule 8 Governance

Customer Satisfaction Survey

Overall Satisfaction

1.	On a scale of 1 to 10, where 10 means “completely satisfied” and 1 means “completely dissatisfied,” how would you rate your overall satisfaction with Provider?
2.	In your opinion, what are Provider’s greatest strengths?
3.	In your opinion, what are the most important improvements Provider needs to make?

Service Level Commitment

4.	Using the same 1-10 scale, how would you rate your satisfaction with how well Provider meets its service level commitments?
a.	In your opinion, where can Provider improve in order to better meet service level commitments?

Ease of Doing Business

5.	Using the same 1-10 scale, please rate your satisfaction with how easy it is to utilize Provider’s services?
a.	What improvements could Provider make to improve the ease of use?
6.	Using the same 1-10 scale, please rate your satisfaction with your Account Management?
a.	How can Provider’s Account Management improve for you?
7.

Using the same 1-10 scale, please rate your satisfaction with your Provider executive group. (if asked for clarification, this refers to [_________], [his/her] leadership team, and [his/her] peers at Provider)

a.	How can the Provider executive group improve for you?

Communication

8.	Using the same 1-10 scale, please rate your satisfaction with Provider’s communication with you and your company.
a.	How can Provider improve communication with you and your company?

Understanding the Client’s Business / Strategy & Innovation

9.	Using the same 1-10 scale, please rate Provider as a knowledge expert and strategic partner to keep you competitive in your industry.
a.	What can Provider do to help you remain competitive?

[* * *] The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

T-Mobile Confidential

Sales

10.	Over the past 12 months, have you been involved in a Provider sales process or activity?

If question # 10 = YES:

11.	Using the same 1 – 10 scale, how would you rate your satisfaction with Provider’s sales process and your sales executive?

If question #11 < a score of 10:

a.	How can Provider improve its sales process?
b.	What can your Provider sales executive do to improve?

Implementation

12.	Over the past 12 months, have you been involved in an implementation with Provider?

If question # 12 = YES:

13.	Using the same 1 – 10 scale, how would you rate your satisfaction with Provider’s implementation?

If question # 13 < a score of 10:

a.	How can Provider improve its implementation process?

Referral

14.	Using the same scale of 1-10, and again based upon your current level of satisfaction, how likely would you be to refer Provider to a colleague who asked for a recommendation?
a.	Please explain why?

Wrap-up

15.	Is there anything else you would like to add that has not been mentioned?

[* * *] The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

T-Mobile Confidential

APPENDIX F-6

To Schedule 8 Governance

Transformation Plan Requirements

<To be inserted>

Schedule 8 to Master Services Agreement

[* * *] The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

T-Mobile Confidential

SCHEDULE 9

Provider-Owned Work Product

INTENTIONALLY BLANK

[* * *] The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

T-Mobile Confidential

SCHEDULE 10

Pro Forma Escrow Agreement

INTENTIONALLY BLANK

[* * *] The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.